UBS RMA Money Market Portfolio U.S. Government Portfolio Tax-Free Fund California Municipal Money Fund New York Municipal Money Fund New Jersey Municipal Money Fund Prospectus August 30, 2010

Ticker symbols:
Money Market Portfolio	RMAXX
U.S. Government Portfolio	RUSXX
Tax-Free Fund	RTFXX
California Municipal Money Fund	RCAXX
New York Municipal Money Fund	RNYXX
New Jersey Municipal Money Fund	KNJXX

This prospectus offers shares of these money market funds primarily to participants in the
UBS Financial Services Inc. Resource Management Account® (RMA®) Program, the
UBS Financial Services Inc. Business Services Account BSA® Program and certain
UBS Financial Services Inc. advisory programs.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

Contents

The funds
What every investor should know about the funds

Fund summaries
Page
Money Market Portfolio	3
U.S. Government Portfolio	8
Tax-Free Fund	12
California Municipal Money Fund	16
New York Municipal Money Fund	20
New Jersey Municipal Money Fund	24
More information about the funds	28

Your investment
Information for managing your fund account

Managing your fund account	33
—Buying shares
—Selling shares
—Additional information about your account
—Market timing
—Pricing and valuation

Additional information
Additional important information about the funds

Management	38
Dividends and taxes	39
Disclosure of portfolio holdings	40
Financial highlights	41
Where to learn more about the funds	Back Cover

The funds are not complete or balanced investment programs.

2	UBS Global Asset Management

Money Market Portfolio
Fund summary

Investment objective
 Maximum current income consistent with liquidity and conservation of capital.

Fees and expenses
 These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder transaction expenses (fees paid directly from your investment):

Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None

Maximum deferred sales charge (load) (as a % of offering price)	None

Maximum account fee
UBS Financial Services Inc. RMA Program	$150

UBS Financial Services Inc. Business Services Account BSA Program	$150

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

Management fees			0.50%

Service (12b-1) fees			None

Other expenses			0.19%

Service (non-12b-1) fees	0.13%	*

Miscellaneous expenses**	0.06%

Total annual fund operating expenses			0.69%

Management fee waiver/expense reimbursement***			0.13%

Total annual fund operating expenses after fee waiver/expense reimbursement			0.56%

*	The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.
**	“Miscellaneous expenses” have been restated to reflect current fees. They do not include the fees associated with the US Treasury Temporary Guarantee Program for Money Market Funds, which terminated on September 18, 2009.
***	The fund and UBS Financial Services Inc. have entered into a written fee waiver agreement pursuant to which UBS Financial Services Inc. is contractually obligated to waive a portion of its management fees and/or reimburse the fund so that the fund’s aggregate management and service fees do not exceed 0.50%, for as long as the shareholder services plan between the fund and UBS Global Asset Management (US) Inc., the principal underwriter for the fund, remains in effect.

UBS Global Asset Management	3

Example
 This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 yr.	3 yrs.	5 yrs.	10 yrs.

Money Market Portfolio	$57	$208	$371	$846

This example does not reflect RMA/Business Services Account BSA program fees.

4	UBS Global Asset Management

Principal strategies
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

UBS Financial Services Inc., the fund’s investment advisor, has appointed UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to serve as the fund’s sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks
 An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Credit risk: Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

Interest rate risk: The value of the fund’s investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund’s foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

US government securities risk: There are different types of US government securities with different levels of credit risk. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored corporation; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The relative level of risk depends on the nature of the particular government support for that security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

Liquidity risk: Although the fund primarily invests in a diversified portfolio of high quality instruments of governmental and private issuers, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The sub-advisor’s judgments about the securities acquired by the fund may prove to be incorrect.

UBS Global Asset Management	5

Performance
Risk/return bar chart and table
 The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Total Return

Updated performance information is available by contacting your Financial Advisor or by calling 1-888-793 8637 (Option #1).

Average annual total returns
(for the periods ended December 31, 2009)

One year	0.16%

Five years	2.88

Ten years	2.71

Investment advisor and sub-advisor
 UBS Financial Services Inc. serves as the investment advisor to the fund. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as the fund’s sub-advisor.

Purchase and sale of fund shares
 You must be a client of UBS Financial Services Inc. or a client of certain affiliated firms to purchase fund shares. You may purchase or sell fund shares by contacting your Financial Advisor. The fund has a $5,000 minimum investment requirement for investors purchasing shares of the fund by withdrawing from certain deposit account sweep arrangements. The fund has no minimum to add to an account. Shares of the fund may be purchased or redeemed through your Financial Advisor on any business day on which the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business.

Tax information
 The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

6	UBS Global Asset Management

Payments to broker-dealers and other financial intermediaries
 If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS Financial Services Inc., UBS Global AM and their related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your Financial Advisor to recommend the fund over another investment. Ask your Financial Advisor or visit your financial intermediary’s Web site for more information.

UBS Global Asset Management	7

U.S. Government Portfolio
Fund summary

Investment objective
 Maximum current income consistent with liquidity and conservation of capital.

Fees and expenses
 These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder transaction expenses (fees paid directly from your investment):

Maximum front-end sales charge (load) imposed on
purchases (as a % of offering price)	None

Maximum deferred sales charge (load) (as a % of offering price)	None

Maximum account fee
UBS Financial Services Inc. RMA Program	$150

UBS Financial Services Inc. Business Services Account BSA Program	$150

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

Management fees	0.38%

Service (12b-1) fees	0.13%*

Other expenses**	0.03%

Total annual fund operating expenses	0.54%

*	The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.
**	“Other expenses” have been restated to reflect current fees. They do not include the fees associated with the US Treasury Temporary Guarantee Program for Money Market Funds, which terminated on September 18, 2009.

Example
 This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 yr.	3 yrs.	5 yrs.	10 yrs.

U.S. Government Portfolio	$55	$173	$302	$677

This example does not reflect RMA/Business Services Account BSA program fees.

8	UBS Global Asset Management

Principal strategies
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. Many US government money market instruments pay income that is generally exempt from state and local income tax, although it may be subject to corporate franchise tax in some states.

The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

UBS Financial Services Inc., the fund’s investment advisor, has appointed UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to serve as the fund’s sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

Principal risks
 An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Credit risk: Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

US government securities risk: There are different types of US government securities with different levels of credit risk. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored corporation; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The relative level of risk depends on the nature of the particular government support for that security. A U.S. government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

Interest rate risk: The value of the fund’s investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

Liquidity risk: Although the fund primarily invests in a diversified portfolio of high quality instruments of governmental and private issuers, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The sub-advisor’s judgments about the securities acquired by the fund may prove to be incorrect.

UBS Global Asset Management	9

Performance
Risk/return bar chart and table
 The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Total Return

Updated performance information is available by contacting your Financial Advisor or by calling 1-888-793 8637 (Option #1).

Average annual total returns
(for the periods ended December 31, 2009)

One year	0.03%

Five years	2.51

Ten years	2.45

Investment advisor and sub-advisor
 UBS Financial Services Inc. serves as the investment advisor to the fund. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as the fund’s sub-advisor.

Purchase and sale of fund shares
 You must be a client of UBS Financial Services Inc. or a client of certain affiliated firms to purchase fund shares. You may purchase or sell fund shares by contacting your Financial Advisor. The fund has a $5,000 minimum investment requirement for investors purchasing shares of the fund by withdrawing from certain deposit account sweep arrangements. The fund has no minimum to add to an account. Shares of the fund may be purchased or redeemed through your Financial Advisor on any business day on which the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business.

Tax information
 The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

10	UBS Global Asset Management

Payments to broker-dealers and other financial intermediaries
 If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS Financial Services Inc., UBS Global AM and their related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your Financial Advisor to recommend the fund over another investment. Ask your Financial Advisor or visit your financial intermediary’s Web site for more information.

UBS Global Asset Management	11

Tax-Free Fund
Fund summary

Investment objective

Maximum current income exempt from federal income tax consistent with liquidity and conservation of capital.

Fees and expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder transaction expenses (fees paid directly from your investment):

Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None

Maximum deferred sales charge (load) (as a % of offering price)	None

Maximum account fee
UBS Financial Services Inc. RMA Program	$150

UBS Financial Services Inc. Business Services Account BSA Program	$150

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

Management fees	0.40%

Service (12b-1) fees	0.13%*

Other expenses**	0.05%

Total annual fund operating expenses	0.58%

*	The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.
**	“Other expenses” have been restated to reflect current fees. They do not include the fees associated with the US Treasury Temporary Guarantee Program for Money Market Funds, which terminated on September 18, 2009.

Example
 This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 yr.	3 yrs.	5 yrs.	10 yrs.

Tax-Free Fund	$59	$186	$324	$726

This example does not reflect RMA/Business Services Account BSA program fees.

12	UBS Global Asset Management

Principal strategies
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, municipal money market instruments.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

UBS Financial Services Inc., the fund’s investment advisor, has appointed UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to serve as the fund’s sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

Principal risks
 An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Municipal securities risk: Municipal securities are subject to interest rate, credit and illiquidity risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic environment.

Credit risk: Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

Interest rate risk: The value of the fund’s investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

Liquidity risk: Although the fund primarily invests in a diversified portfolio of high quality instruments of governmental and private issuers, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The sub-advisor’s judgments about the securities acquired by the fund may prove to be incorrect.

UBS Global Asset Management	13

Performance
Risk/return bar chart and table
 The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Total Return

Updated performance information is available by contacting your Financial Advisor or by calling 1-888-793 8637 (Option #1).

Average annual total returns
(for the periods ended December 31, 2009)

One year	0.02%

Five years	1.86

Ten years	1.69

Investment advisor and sub-advisor
 UBS Financial Services Inc. serves as the investment advisor to the fund. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as the fund’s sub-advisor.

Purchase and sale of fund shares
 You must be a client of UBS Financial Services Inc. or a client of certain affiliated firms to purchase fund shares. You may purchase or sell fund shares by contacting your Financial Advisor. The fund has no minimum for initial investments or to add to an account, but reserves the right to establish minimum investment requirements at any time. Shares of the fund may be purchased or redeemed through your Financial Advisor on any business day on which the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business.

Tax information
 The dividends and distributions you receive from the fund generally are not subject to federal income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by the fund may be included in computing such taxes.

14	UBS Global Asset Management

Payments to broker-dealers and other financial intermediaries
 If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS Financial Services Inc., UBS Global AM and their related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your Financial Advisor to recommend the fund over another investment. Ask your Financial Advisor or visit your financial intermediary’s Web site for more information.

UBS Global Asset Management	15

California Municipal Money Fund
Fund summary

Investment objective

Maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital.

Fees and expenses
 These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder transaction expenses (fees paid directly from your investment):

Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None

Maximum deferred sales charge (load) (as a % of offering price)	None

Maximum account fee
UBS Financial Services Inc. RMA Program	$150

UBS Financial Services Inc. Business
Services Account BSA Program	$150

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

Management fees	0.43%

Service (12b-1) fees	0.13%*

Other expenses**	0.07%

Total annual fund operating expenses	0.63%

*	The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.
**	“Other expenses” have been restated to reflect current fees. They do not include the fees associated with the US Treasury Temporary Guarantee Program for Money Market Funds, which terminated on September 18, 2009.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 yr.	3 yrs.	5 yrs.	10 yrs.

California Municipal Money Fund	$64	$202	$351	$786

This example does not reflect RMA/Business Services Account BSA program fees.

16	UBS Global Asset Management

Principal strategies

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments that are exempt from both federal income tax and California personal income tax.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in California municipal securities. “California municipal securities” are securities issued by or on behalf of the State of California, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as California personal income tax. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in California municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

UBS Financial Services Inc., the fund’s investment advisor, has appointed UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to serve as the fund’s sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

Principal risks
 An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Municipal securities risk: Municipal securities are subject to interest rate, credit and illiquidity risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic environment.

Credit risk: Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

Interest rate risk: The value of the fund’s investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

Single state concentration risk: Because the fund invests substantially all of its assets in California municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in California than a more geographically diverse fund. California continues to experience financial difficulties due to the ongoing economic downturn. The further deterioration of California’s fiscal situation and the economic situation of its municipalities could cause greater volatility and increase the risk of investing in California.

Related securities concentration risk: Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.

Liquidity risk: Although the fund primarily invests in a diversified portfolio of high quality instruments of governmental and private issuers, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The sub-advisor’s judgments about the securities acquired by the fund may prove to be incorrect.

UBS Global Asset Management	17

Performance
Risk/return bar chart and table
 The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Total Return

Updated performance information is available by contacting your Financial Advisor or by calling 1-888-793 8637 (Option #1).

Average annual total returns
(for the periods ended December 31, 2009)

One year	0.02%

Five years	1.77

Ten years	1.53

Investment advisor and sub-advisor
 UBS Financial Services Inc. serves as the investment advisor to the fund. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as the fund’s sub-advisor.

Purchase and sale of fund shares
 You must be a client of UBS Financial Services Inc. or a client of certain affiliated firms to purchase fund shares. You may purchase or sell fund shares by contacting your Financial Advisor. The fund has no minimum for initial investments or to add to an account, but reserves the right to establish minimum investment requirements at any time. Shares of the fund may be purchased or redeemed through your Financial Advisor on any business day on which the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business.

Tax information
 The dividends and distributions you receive from the fund generally are not subject to federal and California state income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by the fund may be included in computing such taxes.

18	UBS Global Asset Management

Payments to broker-dealers and other financial intermediaries
 If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS Financial Services Inc., UBS Global AM and their related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your Financial Advisor to recommend the fund over another investment. Ask your Financial Advisor or visit your financial intermediary’s Web site for more information.

UBS Global Asset Management	19

New York Municipal Money Fund
Fund summary

Investment objective

Maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital.

Fees and expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder transaction expenses (fees paid directly from your investment):

Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None

Maximum deferred sales charge (load) (as a % of offering price)	None

Maximum account fee
UBS Financial Services Inc. RMA Program	$150

UBS Financial Services Inc. Business
Services Account BSA Program	$150

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

Management fees	0.44%

Service (12b-1) fees	0.13%*

Other expenses**	0.07%

Total annual fund operating expenses	0.64%

*	The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.
**	“Other expenses” have been restated to reflect current fees. They do not include the fees associated with the US Treasury Temporary Guarantee Program for Money Market Funds, which terminated on September 18, 2009.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 yr.	3 yrs.	5 yrs.	10 yrs.

New York Municipal Money Fund	$65	$205	$357	$798

This example does not reflect RMA/Business Services Account BSA program fees.

20	UBS Global Asset Management

Principal strategies

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments that are exempt from federal income tax and from both New York State and New York City personal income taxes.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in New York municipal securities. “New York municipal securities” are securities issued by or on behalf of the State of New York, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in New York municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

UBS Financial Services Inc., the fund’s investment advisor, has appointed UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to serve as the fund’s sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

Principal risks
An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Municipal securities risk: Municipal securities are subject to interest rate, credit and illiquidity risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic environment.

Credit risk: Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

Interest rate risk: The value of the fund’s investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

Single state concentration risk: Because the fund invests substantially all of its assets in New York municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in New York than a more geographically diverse fund. New York continues to experience financial difficulties due to the ongoing economic downturn. The further deterioration of New York’s fiscal situation and the economic situation of its municipalities could cause greater volatility and increase the risk of investing in New York.

Related securities concentration risk: Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.

Liquidity risk: Although the fund primarily invests in a diversified portfolio of high quality instruments of governmental and private issuers, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The sub-advisor’s judgments about the securities acquired by the fund may prove to be incorrect.

UBS Global Asset Management	21

Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Total Return

Updated performance information is available by contacting your Financial Advisor or by calling 1-888-793 8637 (Option #1).

Average annual total returns
(for the periods ended December 31, 2009)

One year	0.01%

Five years	1.77

Ten years	1.58

Investment advisor and sub-advisor
 UBS Financial Services Inc. serves as the investment advisor to the fund. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as the fund’s sub-advisor.

Purchase and sale of fund shares
 You must be a client of UBS Financial Services Inc. or a client of certain affiliated firms to purchase fund shares. You may purchase or sell fund shares by contacting your Financial Advisor. The fund has no minimum for initial investments or to add to an account, but reserves the right to establish minimum investment requirements at any time. Shares of the fund may be purchased or redeemed through your Financial Advisor on any business day on which the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business.

Tax information
The dividends and distributions you receive from the fund generally are not subject to federal and New York State and New York City income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by the fund may be included in computing such taxes.

22	UBS Global Asset Management

Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS Financial Services Inc., UBS Global AM and their related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your Financial Advisor to recommend the fund over another investment. Ask your Financial Advisor or visit your financial intermediary’s Web site for more information.

UBS Global Asset Management	23

New Jersey Municipal Money Fund
Fund summary

Investment objective

Maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity.

Fees and expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder transaction expenses (fees paid directly from your investment):

Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None

Maximum deferred sales charge (load) (as a % of offering price)	None

Maximum account fee
UBS Financial Services Inc. RMA Program	$150

UBS Financial Services Inc. Business
Services Account BSA Program	$150

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

Management fees	0.45%

Service (12b-1) fees	0.12%

Other expenses*	0.11%

Total annual fund operating expenses	0.68%

*	“Other expenses” have been restated to reflect current fees. They do not include the fees associated with the US Treasury Temporary Guarantee Program for Money Market Funds, which terminated on September 18, 2009.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 yr.	3 yrs.	5 yrs.	10 yrs.

New Jersey Municipal Money Fund	$69	$218	$379	$847

This example does not reflect RMA/Business Services Account BSA program fees.

24	UBS Global Asset Management

Principal strategies

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments that are exempt from both federal income tax and New Jersey personal income tax.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in New Jersey municipal securities. “New Jersey municipal securities” are securities issued by or on behalf of the State of New Jersey, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New Jersey personal income tax. Under normal circumstances, the fund may invest only up to 20% of its net assets in New Jersey municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

UBS Financial Services Inc., the fund’s investment advisor, has appointed UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to serve as the fund’s sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

Principal risks
An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Municipal securities risk: Municipal securities are subject to interest rate, credit and illiquidity risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic environment.

Credit risk: Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

Interest rate risk: The value of the fund’s investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

Single state concentration risk: Because the fund invests substantially all of its assets in New Jersey municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in New Jersey than a more geographically diverse fund. New Jersey continues to experience financial difficulties due to the ongoing economic downturn. The further deterioration of New Jersey’s fiscal situation and the economic situation of its municipalities could cause greater volatility and increase the risk of investing in New Jersey.

Related securities concentration risk: Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.

Liquidity risk: Although the fund primarily invests in a diversified portfolio of high quality instruments of governmental and private issuers, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The sub-advisor’s judgments about the securities acquired by the fund may prove to be incorrect.

UBS Global Asset Management	25

Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Total Return

Updated performance information is available by contacting your Financial Advisor or by calling 1-888-793 8637 (Option #1).

Average annual total returns
(for the periods ended December 31, 2009)

One year	0.01%

Five years	1.65

Ten years	1.46

Investment advisor and sub-advisor
 UBS Financial Services Inc. serves as the investment advisor to the fund. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as the fund’s sub-advisor.

Purchase and sale of fund shares
 You must be a client of UBS Financial Services Inc. or a client of certain affiliated firms to purchase fund shares. You may purchase or sell fund shares by contacting your Financial Advisor. The fund has no minimum for initial investments or to add to an account, but reserves the right to establish minimum investment requirements at any time. Shares of the fund may be purchased or redeemed through your Financial Advisor on any business day on which the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business.

Tax information
The dividends and distributions you receive from the fund generally are not subject to federal and New Jersey state income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by the fund may be included in computing such taxes.

26	UBS Global Asset Management

Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS Financial Services Inc., UBS Global AM and their related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your Financial Advisor to recommend the fund over another investment. Ask your Financial Advisor or visit your financial intermediary’s Web site for more information.

UBS Global Asset Management	27

UBS RMA Funds

More information about the funds

Additional information about the investment objectives
Each fund’s investment objective may not be changed without shareholder approval.

Additional information about investment strategies
Money Market Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers, which generally are short-term debt obligations and similar securities. They may also include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

U.S. Government Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements, which generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. Many US government money market instruments pay income that is generally exempt from state and local income tax, although it may be subject to corporate franchise tax in some states. The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

Tax-Free Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality, municipal money market instruments, which generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

California Municipal Money Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments that are exempt from both federal income tax and California personal income tax, which generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in California municipal securities. “California municipal securities” are securities issued by or on behalf of the State of California, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as California personal income tax. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in California municipal securities that pay

28	UBS Global Asset Management

UBS RMA Funds

interest that is an item of tax preference for purposes of the alternative minimum tax.

New York Municipal Money Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments that are exempt from federal income tax and from both New York State and New York City personal income taxes, which generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in New York municipal securities. “New York municipal securities” are securities issued by or on behalf of the State of New York, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in New York municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

New Jersey Municipal Money Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments that are exempt from both federal income tax and New Jersey personal income tax, which generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in New Jersey municipal securities. “New Jersey municipal securities” are securities issued by or on behalf of the State of New Jersey, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New Jersey personal income tax. Under normal circumstances, the fund may invest only up to 20% of its net assets in New Jersey municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

Like all money market funds, each of funds is subject to maturity, quality, diversification and liquidity requirements designed to help them maintain a stable price of $1.00 per share. Each of the funds’ investment strategies are designed to comply with these requirements. Each of the funds may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

The California, New York and New Jersey municipal money market funds are organized as “non-diversified” funds. Normally, this would mean that they would not be subject to certain limitations on investments of more than 5% of total assets in the securities of a single issuer. However, because these funds are single state money market funds, they are subject to special regulations that impose substantially the same limitations as normally apply to “diversified” mutual funds. The other funds are subject to even more stringent diversification requirements, which apply to money market funds that are not single state funds.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policies. These techniques include varying a fund’s composition and weighted average maturity based upon UBS Global AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

Additional information about principal risks
The main risks of investing in one or more of the funds are described below. As indicated below, not all of these risks apply to each fund. The fund(s) to which the main risks apply are noted below.

Other risks of investing in a fund, along with further detail about some of the risks described below, are discussed in the funds’ Statement of Additional Information (“SAI”). Information on how you can obtain the SAI is on the back cover of this prospectus.

UBS Global Asset Management	29

UBS RMA Funds

Municipal securities risk (Tax-Free Fund, California Municipal Money Fund, New York Municipal Money Fund and New Jersey Municipal Money Fund). Municipal securities are subject to interest rate, credit, illiquidity and market risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer’s ability to raise revenues through tax or other means and the bankruptcy of the issuer affecting the rights of municipal securities holders. In particular, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund’s dividends. Similarly, reductions in tax rates may make municipal bond less attractive in comparison to taxable bonds. Legislatures also may fail to appropriate funds needed to pay municipal bond obligations. These events can cause the value of the municipal bonds held by a fund to fall and might adversely affect the tax-exempt status of a fund’s investments or of the dividends that a fund pays. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities purchased by money market funds. Problems encountered by such third-parties (such as issues negatively impacting a municipal bond insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems.

Credit risk (All funds). Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument’s value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market developments and may affect a fund’s ability to maintain a $1.00 share price.

Interest rate risk (All funds). The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund’s investments will fall. Also, a fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that a fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a fund’s income generally will tend to fall more slowly.

Foreign investing risk (Money Market Portfolio). Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices.

US Government securities risk (Money Market Portfolio and U.S. Government Portfolio). Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae (formally known as Government National Mortgage Association or GNMA), present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer’s right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk. Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (formally known as Federal National Mortgage Association or FNMA) historically were agencies sponsored by the US government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed Freddie Mac and Fannie Mae into conservatorship. The effect that

30	UBS Global Asset Management

UBS RMA Funds

this conservatorship will have on the entities and their guarantees is uncertain. Although the US government or its agencies provided financial support to such entities, no assurance can be given that they will always do so. The US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

Related securities concentration risk (California Municipal Money Fund, New York Municipal Money Fund and New Jersey Municipal Money Fund). Each of the California, New York and New Jersey municipal money market funds may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects in a given state, such as those relating to education, health care, transportation or utilities. Economic, business or political developments or changes that affect one municipal security may affect other municipal securities in the same sector. As a result, these funds are subject to greater risk than funds that do not follow this practice.

Single state concentration risk (California Municipal Money Fund, New York Municipal Money Fund and New Jersey Municipal Money Fund). The performance of a fund that invests primarily in the municipal money market instruments of a single state will be more severely affected by unfavorable political or economic conditions within that state than a more geographically diversified fund. For example, California residents’ high sensitivity to taxes could make it hard to raise taxes in order for that state to meet its obligations, or that state’s economy could be hurt by natural disasters. In addition, the deterioration of California’s, New York’s and New Jersey’s fiscal situation as a result of the recent economic downturn increases the risk of investing in California, New York and New Jersey municipal securities, respectively, including the risk of potential issuer default, and also heightens the risk that the prices of such municipal securities, and the fund’s net asset value, will experience greater volatility. In addition, rating agencies have changed their ratings of California’s general obligation bonds over the past year. Future downgrades could result in a reduction in the market value of the California municipal securities that could be purchased by a fund, which could negatively impact the fund’s net asset value and/or the distributions paid by the fund. New York’s finance, insurance or real estate industries could experience further economic downturns. California, New York or New Jersey may each experience natural disasters or terrorist attacks in the future. As a result, an investment in a single state municipal money market fund could be more volatile and involve greater risk than an investment in a more geographically diversified fund. The particular risks of investments in California, New York and New Jersey municipal money market instruments are discussed in the SAI.

In addition, a single state municipal money market fund is permitted to invest more than 5% of its total assets in the securities of individual issuers with respect to 25% of its total assets. When a fund holds a large position in the securities of a single issuer, changes in the financial condition or in the market’s assessment of that issuer can cause larger changes in the value of the fund’s total investments and its income than if the fund held a smaller position.

Liquidity risk (All funds). Each fund invests in a diversified portfolio of high quality money market instruments. However, an investment may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. The inability to sell an instrument could adversely affect a fund’s ability to maintain a $1.00 share price or prevent a fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions.

Management risk (All funds). There is the risk that the investment strategies, techniques and risk analyses employed by the sub-advisor may not produce the desired results. The sub-advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to a fund.

UBS Global Asset Management	31

UBS RMA Funds

An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional risks

Regulatory risk (All funds). The US Securities and Exchange Commission (“SEC”) continues to review the regulation of money market funds and may propose further changes to the rules that govern a fund’s operations. Legislative developments may also affect a fund. These changes and developments may affect the investment strategies, performance, yield and operating expenses of a fund.

Securities lending risk (All funds). Securities lending involves the lending of portfolio securities owned by a fund to qualified broker-dealers and financial institutions. When lending portfolio securities, a fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent.

Political risk (Tax-Free Fund, California Municipal Money Fund, New York Municipal Money Fund and New Jersey Municipal Money Fund). Political or regulatory developments could adversely affect the tax-exempt status of interest paid on municipal securities or the tax-exempt status of a municipal money market fund’s dividends. These developments could also cause the value of a fund’s municipal money market instruments to fall.

Structured security risk (All funds). The funds may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, a fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.

Defensive positions for municipal money market funds (Tax-Free Fund, California Municipal Money Fund, New York Municipal Money Fund and New Jersey Municipal Money Fund). During adverse market conditions or when UBS Global AM believes there is an insufficient supply of the municipal securities in which a fund primarily invests, Tax-Free Fund and the California, New York and New Jersey municipal money market funds each may temporarily invest in other types of municipal securities or may invest in money market instruments that pay taxable interest. These investments may not be consistent with achieving a fund’s investment objective during the periods that they are held and may entail additional risks (such as those to which Money Market Portfolio is subject).

32	UBS Global Asset Management

UBS RMA Funds

Managing your fund account

Buying shares
Introduction. You must be a client of UBS Financial Services Inc. or a client of a UBS Financial Services Inc. correspondent firm to purchase fund shares. Shares of the funds are available primarily through the UBS Financial Services Inc. Resource Management Account® (RMA®) Program, the UBS Financial Services Inc. Business Services Account BSA® Program and certain UBS Financial Services Inc. advisory programs.

The RMA and Business Services Account BSA programs are more fully described in separate materials your Financial Advisor can provide you. Not all correspondent firms have arrangements with UBS Financial Services Inc. to make fund shares available to their customers.

Automatic deposit account sweep program.
UBS Financial Services Inc. administers a bank deposit sweep program under which free cash balances in client brokerage accounts are swept into interest-bearing deposit accounts (“Deposit Account Sweep Program”). Investors who are eligible to participate in the Deposit Account Sweep Program are referred to as “eligible participants” below to distinguish them from other investors in the funds.

UBS Financial Services Inc. brokerage accounts of eligible participants automatically default to the Deposit Account Sweep Program as their primary sweep vehicle unless the eligible participant has selected a tax-exempt money market fund (i.e., Tax-Free Fund, California Municipal Money Fund, New York Municipal Money Fund or New Jersey Municipal Money Fund) as his or her primary sweep option. Eligible participants who do not wish to take part in the Deposit Account Sweep Program should consider selecting a tax-exempt money market fund as their primary sweep fund. This means that absent such selection free cash balances (that is, immediately available funds) of eligible participants will be automatically deposited in bank deposit accounts, not invested in a fund. This will occur without dollar limit, if no cap is selected by the investor. If a cap is selected, available balances in excess of such limit will be automatically invested in the fund selected by the eligible participant. New clients setting a cap on amounts invested pursuant to the Deposit Account Sweep Program will need to select a secondary sweep option.

UBS Financial Services Inc. will require a threshold (e.g., $100,000 for individual ownership and $200,000 for joint ownership accounts, in each case, on a per-account basis) before redirection of cash balances to the funds. After a cap is reached, uninvested cash will be invested as if the investor were a “non-eligible participant” Certain limitations apply. For more information, please contact your Financial Advisor at UBS Financial Services Inc. or correspondent firm.

If you would like to place a limit on the amount of available cash that defaults to the Deposit Account Sweep Program, contact your Financial Advisor.

Eligible participants also may purchase shares of Money Market Portfolio and/or U.S. Government Portfolio from available balances in the Deposit Account Sweep Program. See “Buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants” below.

Selecting your sweep option. UBS Financial Services Inc. requires a client to select a sweep option as part of their account application process. You may have only one primary sweep option at any time. To change your primary sweep option or purchase shares of another fund, contact your Financial Advisor. As noted above, brokerage accounts eligible to participate in the Deposit Account Sweep Program will automatically default to bank deposit accounts as their primary sweep option unless the eligible participant has selected a tax-exempt money market fund as his or her primary sweep option. Non-eligible participants have the option of selecting from the available list of funds.

Background information. Your order to purchase a fund’s shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund’s custodian and the New York City

UBS Global Asset Management	33

UBS RMA Funds

offices of UBS Financial Services Inc. and its bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Each fund (other than Money Market Portfolio) has adopted a plan pursuant to rule 12b-1 under which the fund pays fees for services provided to its shareholders at the annual rate of 0.125% of its average net assets (0.12% for New Jersey Municipal Money Fund). Money Market Portfolio has adopted a non-rule 12b-1 shareholder services plan under which the fund pays fees for services provided to its shareholders at the annual rate of 0.125% of its average net assets. Therefore, each fund is subject to a shareholder services plan.

The funds, UBS Global AM and UBS Financial Services Inc. have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently.

Buying shares automatically
Non-eligible participants. All free cash balances in RMA individual retirement accounts (including proceeds from the securities you have sold) are automatically invested in your primary sweep option on a daily basis for settlement the next business day. All free cash balances of over $1.00 in other RMA or Business Services Account BSA brokerage accounts (including proceeds from securities you have sold) are automatically invested in your primary sweep option on a daily basis for settlement the next business day. (Federal funds normally are available to be swept into your sweep option on the next business day. Federal funds availability can sometimes take longer for cash balances arising from the sale of securities in your brokerage account.)

Fund shares will be purchased only after all debits and charges to your RMA or Business Services Account BSA brokerage account are satisfied. See “Selling Shares Automatically” below.

Eligible participants. UBS Financial Services Inc. brokerage accounts will automatically default to the Deposit Account Sweep Program as noted above, unless the eligible participant has selected a tax-exempt money market fund as his or her primary sweep option. If a dollar limit cap is selected, available balances in excess of such cap will be automatically invested in the fund selected by the eligible participant.

Buying shares by check or electronic funds transfer credit
RMA and Business Services Account BSA participants may purchase shares of, as applicable, their primary sweep money fund or another fund by placing an order with their Financial Advisor and providing a check from a US bank. You should include your UBS Financial Services Inc. account number on the check. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) may buy shares by check or electronic funds transfer credit.

Federal funds are deemed available to a fund two business days after the deposit of a personal check or an Electronic Funds Transfer credit initiated by UBS Financial Services Inc. and one business day after deposit of a cashier’s or certified check. UBS Financial Services Inc. may benefit from the temporary use of the proceeds of personal checks and Electronic Funds Transfer credits if they are converted to federal funds in less than two business days.

Buying shares by wire
You may purchase fund shares by placing an order through your Financial Advisor and instructing your bank to transfer federal funds by wire to:

UBS AG
ABA 026007993
UBS Financial Services Inc.—RMA
A/C 101WA258640000
[Account Name]/[Brokerage Account Number]

The wire must include your name and RMA or Business Services Account BSA brokerage account number. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) may buy shares by wire.

34	UBS Global Asset Management

UBS RMA Funds

If UBS Financial Services Inc. receives funds in the account for a purchase of fund shares by 12:00 noon, Eastern time, on a business day, UBS Financial Services Inc. will execute the purchase on that day. Otherwise, UBS Financial Services Inc. will execute the order on the next business day. UBS Financial Services Inc. and/or your bank may impose a service charge for wire transfers.

Buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants
Eligible participants may withdraw available balances in the Deposit Account Sweep Program in order to directly purchase shares of Money Market Portfolio and/or U.S. Government Portfolio. The funds have a $5,000 minimum investment requirement for those eligible participants purchasing shares of the funds by withdrawing from the Deposit Account Sweep Program. For more information, please contact your Financial Advisor at UBS Financial Services Inc. or correspondent firm.

Minimum investments
Except as noted above with respect to buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants, the funds have no minimum for initial investments or to add to an account, but reserve the right to establish minimum investment requirements at any time.

Selling shares
You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. You may also be able to use the check-writing service to sell your shares. You may not close your account by check. Eligible participants who purchased the shares of Money Market Portfolio and/or U.S. Government Portfolio may sell their shares of the funds and transfer back to the Deposit Account Sweep Program by contacting their Financial Advisor in person or by telephone or mail.

Also, if conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payments in whole or in part in securities, to the extent permitted under applicable law. Additional information is available in the SAI.

Selling shares automatically
Subject to the terms of the Master Account Agreement governing your RMA or Business Services Account BSA or advisory program brokerage account, your fund shares will be sold automatically to settle any outstanding securities purchases, charges or other debits to your UBS Financial Services Inc. brokerage account, unless you instruct your Financial Advisor otherwise.

If you are not participating in the Deposit Account Sweep Program, shares of your primary money fund are always sold first (or if you do not specify which fund’s shares are to be sold). If applicable, shares in the other money funds will be sold, if necessary, in the following order: first, Money Market Portfolio; second, U.S. Government Portfolio; third, Tax-Free Fund; and fourth, California Municipal Money Fund, New York Municipal Money Fund or New Jersey Municipal Money Fund. If you sell all your shares in a fund, you will receive cash credits to your RMA or Business Services Account BSA brokerage account for dividends earned on those shares prior to the sale date.

If you are a participant in the Deposit Account Sweep Program and also own shares of one or more funds, amounts to settle any outstanding securities purchases, charges or debits to your UBS Financial Services Inc. brokerage account will come from the following sources in the order indicated: first, proceeds from the sale of shares of Money Market Portfolio; second, proceeds from the sale of shares of U.S. Government Portfolio; third, Deposit Account Sweep Program balances; fourth, proceeds from the sale of shares of Tax-Free Fund; and fifth, proceeds from the sale of shares of California Municipal Money Fund, New York Municipal Money Fund or New Jersey Municipal Money Fund.

Subject to the terms of the RMA, Business Services Account BSA and advisory programs, UBS Financial Services Inc. will sell fund shares automatically to satisfy outstanding debits and charges in your brokerage account. Debits include amounts due UBS Financial Services Inc. on settlement date for securities purchases, margin loans, UBS Financial Services Inc. checks, federal funds wires arranged by UBS Financial Services Inc. and related fees. Charges include RMA and Business Services Account BSA checks, card purchases,

UBS Global Asset Management	35

UBS RMA Funds

ATM withdrawals, cash advances, Bill Payment Service payments and Automated Clearing House transfers, including Electronic Funds Transfer Debits. Shares are sold to cover debits on the day the debit is generated. Shares are sold automatically to cover RMA and Business Services Account BSA checks and card withdrawals on the day they are paid. Shares are sold automatically to cover card purchases at the end of the card’s monthly billing period. Shares are sold to pay for securities purchases on settlement date.

More information regarding “Eligible participants.” Eligible participants are individuals, sole proprietors and governmental entities. Custodial and trust accounts are also Eligible Participants if each beneficiary is an Eligible Participant. “Eligible Participants” does not include participants that are: (a) organized or operated to make a profit such as corporations, partnerships, associations, business trusts or other organizations, (b) nonprofit organizations, including organizations described in Sections 501(c)(3) through (13) and (19) of the Internal Revenue Code of 1986, as amended, (c) estates, (d) enrolled in UBS Financial Services Inc. Investment Consulting Services programs (other than InsightOneSM and Employee Self-Directed Accounts) or Private Wealth SolutionsSM, (e) not resident in the United States or (f) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or under any other employee retirement or welfare plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Additional information about your account
It costs the fund money to maintain shareholder accounts. Therefore, each fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. This notice may appear on your account statement. Investors participating in the Deposit Account Sweep Program who wish to increase their fund account balance to $500 or more will need to select a cap on the level of free cash balances swept into the deposit accounts and add sufficient cash to their brokerage accounts so that both the deposit account cap and this minimum is met. If the deposit account cap and fund minimum are not met, the proceeds from the sale of fund shares will be deposited in the investor’s brokerage account and swept into the deposit account. Alternatively, investors participating in the Deposit Account Sweep Program who wish to increase their fund account balance may do so as explained in the section above captioned “Buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants.”

If you want to sell shares that you purchased recently, a fund may delay payment to assure that it has received good payment. If you purchased shares by check, this can take up to 15 days.

UBS Financial Services Inc. has the right to terminate your RMA or Business Services Account BSA brokerage account for any reason. In that case, UBS Financial Services Inc. will sell all of the fund shares held in the RMA or Business Services Account BSA brokerage account and will send you the proceeds within three business days.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

You will receive confirmation of your purchases and sales of fund shares on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.

A fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the New York Stock Exchange (the “NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of

36	UBS Global Asset Management

UBS RMA Funds

its net assets; (3) for such other periods as the SEC may by order permit for the protection of security holders of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.

Please note that additional fees may apply for optional RMA/Business Services Account BSA program services. Please refer to the program Account Information Booklet or speak with your Financial Advisor for information regarding program fees in addition to those listed in each “Fund summary” under the caption “Shareholder transaction expenses” appearing towards the front of this prospectus.

Market timing. Frequent purchases and redemptions of fund shares could increase a fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of a fund’s portfolio, which could impact a fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS Global AM anticipates that shareholders will purchase and sell fund shares frequently because each fund is designed to offer investors a liquid cash option. UBS Global AM also believes that money market funds, such as the funds, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. For these reasons, each fund’s board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS Global AM funds that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedure for another UBS Global AM fund, please see that fund’s prospectus.

Pricing and valuation

The price of fund shares is based on net asset value. The net asset value per share is the total value of a fund divided by the total number of shares outstanding. In determining net asset value, each fund normally values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. Each fund’s net asset value per share is expected to be $1.00, although this value is not guaranteed.

Each fund typically calculates net asset value per share once each business day as of 12:00 noon, Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund receives your order in good form.

Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund when shares are purchased other than through the automatic program described above.

Each fund’s board has delegated to a UBS Global AM valuation committee the responsibility for making fair value determinations with respect to the fund’s portfolio securities. The types of securities for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The need to fair value a fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

A fund’s portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such investment company will be its net asset value at the time a fund’s shares are priced. Each investment company (other than money market funds) calculates its net asset value based on the current market or other value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus.

UBS Global Asset Management	37

UBS RMA Funds

Management

Investment advisor and sub-advisor

UBS Financial Services Inc. is the investment advisor and administrator of each fund. UBS Financial Services Inc. is a Delaware corporation located at 1285 Avenue of the Americas, New York, New York 10019-6028. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is each fund’s sub-advisor and sub-administrator. UBS Global AM is a Delaware corporation with offices at One North Wacker Drive, Chicago, IL 60606 and at 1285 Avenue of the Americas, New York, New York 10019-6028. UBS Financial Services Inc. and UBS Global AM are investment advisors registered with the SEC. UBS Financial Services Inc. and UBS Global AM are indirect, wholly owned subsidiaries of UBS AG (“UBS”). As of June 30, 2010, UBS Global AM had approximately $142 billion in assets under management. UBS Global AM is a member of the UBS Global Asset Management Division, which had approximately $528 billion in assets under management worldwide as of June 30, 2010. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

Advisory fees
For the most recent fiscal year ended June 30, 2010, UBS Financial Services Inc. was entitled to advisory and administration fees from the funds at the following annual rates based on average daily net assets:

Money Market Portfolio	0.37%
US Government Portfolio	0.38%
Tax-Free Fund	0.40%
California Municipal Money Fund	0.43%
New York Municipal Money Fund	0.44%
New Jersey Municipal Money Fund	0.45%

UBS Financial Services Inc. may voluntarily waive fees and/or reimburse fund expenses from time to time. For example, UBS Financial Services Inc. may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Financial Services Inc. would continue to voluntarily waive its fees and/or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

After taking into account voluntary and contractual fee waivers, for the fiscal year ended June 30, 2010, the funds paid advisory and administration fees to UBS Financial Services Inc. at the following effective annual rates:

Money Market Portfolio	0.06%
US Government Portfolio	0.05%
Tax-Free Fund	0.07%
California Municipal Money Fund	0.02%
New York Municipal Money Fund	0.03%
New Jersey Municipal Money Fund	0.02%

A discussion regarding the basis for each fund’s board’s approval of the fund’s (1) Investment Advisory and Administration Contract with UBS Financial Services Inc. and (2) the related Sub-Advisory and Sub-Administration Contract with UBS Global AM is available in the fund’s semi-annual report to shareholders for the fiscal period ended December 31, 2009.

Other information
To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or cease operations and liquidate.

38	UBS Global Asset Management

UBS RMA Funds

Dividends and taxes

Dividends

Each fund declares dividends daily and pays them monthly. Each fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. Each fund will also distribute all or a portion of its capital gains to the extent necessary to maintain its share price at $1.00.

You will receive dividends in additional shares of a fund unless you elect to receive them in cash. Contact your Financial Advisor at UBS Financial Services Inc. or one of its correspondent firms if you prefer to receive dividends in cash. Shares earn dividends on the day they are purchased but not on the day they are sold. Any dividends distributed by the Tax-Free Fund, California Municipal Money Fund, New York Municipal Money Fund and New Jersey Municipal Money Fund derived from taxable interest or capital gains will be subject to federal income tax. In addition, dividends paid by these funds may be taxable under state or local law (except as discussed below) even though all or a portion of these dividends are not subject to federal taxation.

While each fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

Taxes

The dividends that you receive from Money Market Portfolio and U.S. Government Portfolio generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.

Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in January are taxable as if they were paid in December.

If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

The exemption from federal and/or certain state taxes for dividends paid by the municipal money funds will not benefit investors in tax-sheltered retirement plans or other entities or individuals not subject to such federal or state taxes. Further, distributions by tax-sheltered retirement plans are generally taxable even if earnings are derived from tax exempt dividends. As a result, the municipal funds are generally not an appropriate investment for tax sheltered retirement plans.

Some states and localities do not tax dividends that are attributable to interest on US Treasury securities and certain other government securities under certain circumstances.

The dividends that you receive from Tax-Free Fund, California Municipal Money Fund, New York Municipal Money Fund and New Jersey Municipal Money Fund generally are not subject to federal income tax.

In addition, California Municipal Money Fund seeks to pay dividends that are exempt from California personal income tax, New York Municipal Money Fund seeks to pay dividends that are exempt from New York State and New York City personal income taxes, and New Jersey Municipal Money Fund seeks to pay dividends that are exempt from New Jersey personal income tax.

Each fund will tell you annually how you should treat its dividends for tax purposes. If you are subject to alternative minimum tax, a portion of the dividends paid by a fund may be included in computing such tax.

You will not recognize any gain or loss on the sale of a fund’s shares so long as the fund maintains a share price of $1.00.

UBS Global Asset Management	39

UBS RMA Funds

Each fund may be required to withhold a 28% (currently scheduled to increase to 31% after 2010) federal tax on all dividends payable to you

•	if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

•	if you have been notified by the IRS that you are subject to backup withholding.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax (or lower applicable treaty rate).

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the Statement of Additional Information.

Disclosure of portfolio holdings

Each fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. Each fund’s Forms N-Q and Forms N-CSR are available on the SEC’s Web site at http://www.sec.gov. Each fund’s Forms N-Q and Forms N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. Additionally, you may obtain copies of Forms N-Q and annual and semiannual reports to shareholders from the funds upon request by calling 1-800-647 1568.

Beginning October 7, 2010, each fund will disclose on UBS Global AM’s Web site, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the fund. In addition, effective December 7, 2010, each fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The funds’ Form N-MFP will be available on the SEC’s Web site, on a delayed basis; UBS Global AM’s Web site will also contain a link to these filings which would become publicly available two months after filing with the SEC. (For example, the funds’ first filings on Form N-MFP in December 2010 would become publicly available in February 2011, at which time there would be links on UBS Global AM’s Web site to those SEC filings.)

Please consult the funds’ SAI for a description of the policies and procedures that govern disclosure of the funds’ portfolio holdings.

40	UBS Global Asset Management

UBS RMA Funds

Financial highlights

The following financial highlights tables are intended to help you understand the funds’ financial performance for the past five years. Certain information reflects financial results for a single fund share. In the tables, “total investment return” represents the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and other distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds’ financial statements, is included in the funds’ annual report to shareholders. You may obtain the funds’ annual report without charge by calling 1-800-647 1568.

Selected data for a share of common stock outstanding throughout each year is presented below:

	Money Market Portfolio

	For the years ended June 30,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.000 [1]	0.010	0.036	0.048	0.037

Dividends from net investment income	(0.000)[1]	(0.010)	(0.036)	(0.048)	(0.037)
Distributions from net realized gains from investment activities	(0.000)[1]	(0.000)[1]	—	—	—

Total dividends and distributions	(0.000)[1]	(0.010)	(0.036)	(0.048)	(0.037)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.02%	1.06%	3.74%	4.87%	3.71%

Ratios/supplemental data:
Net assets, end of year (000’s)	$14,391,541	$16,462,503	$16,791,306	$13,138,666	$10,627,952
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.26%	0.58%	0.56%[3]	0.58%	0.58%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.70%	0.71%	0.69%	0.71%	0.71%
Net investment income to average net assets	0.01%	1.02%	3.58%	4.76%	3.66%

1	Amount represents less than $0.0005 per share.
2	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions.
3	In addition to the waiver of advisory and administration fees by UBS Financial Services Inc., the fund was reimbursed in the amount of $877,352 for overcharges related to prior fiscal periods for postage related expenses. The reimbursement represents less than 0.005%.

UBS Global Asset Management	41

UBS RMA Funds

Financial highlights (continued)

Selected data for a share of common stock outstanding throughout each year is presented below:

	U.S. Government Portfolio

	For the years ended June 30,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.000 [1]	0.005	0.029	0.046	0.034

Dividends from net investment income	(0.000)[1]	(0.005)	(0.029)	(0.046)	(0.034)
Distributions from net realized gains from investment activities	(0.000)[1]	(0.000)[1]	—	—	—

Total dividends and distributions	(0.000)[1]	(0.005)	(0.029)	(0.046)	(0.034)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.02%	0.52%	2.93%	4.67%	3.49%

Ratios/supplemental data:
Net assets, end of year (000’s)	$3,626,299	$4,662,384	$2,378,477	$1,027,191	$845,450
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.22%	0.53%	0.58%[3]	0.63%	0.62%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.55%	0.56%	0.58%	0.63%	0.62%
Net investment income to average net assets	0.01%	0.37%	2.56%	4.58%	3.38%

1	Amount represents less than $0.0005 per share.
2	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions.
3	The fund was reimbursed by UBS Financial Services Inc. in the amount of $29,175 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

42	UBS Global Asset Management

UBS RMA Funds

Financial highlights (continued)

Selected data for a share of common stock outstanding throughout each year is presented below:

	Tax-Free Fund

	For the years ended June 30,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.000 [1]	0.007	0.023	0.030	0.024

Dividends from net investment income	(0.000)[1]	(0.007)	(0.023)	(0.030)	(0.024)
Distributions from net realized gains from investment activities	(0.000)[1]	(0.000)[1]	—	—	—

Total dividends and distributions	(0.000)[1]	(0.007)	(0.023)	(0.030)	(0.024)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.01%	0.71%	2.35%	3.07%	2.40%

Ratios/supplemental data:
Net assets, end of year (000’s)	$4,433,260	$5,860,617	$7,442,948	$4,902,889	$3,565,357
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.27%	0.57%	0.57%[3]	0.59%	0.60%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.59%	0.60%	0.57%	0.59%	0.60%
Net investment income to average net assets	0.01%	0.70%	2.21%	3.03%	2.38%

1	Amount represents less than $0.0005 per share.
2	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions.
3	The fund was reimbursed by UBS Financial Services Inc. in the amount of $49,815 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

UBS Global Asset Management	43

UBS RMA Funds

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	California Municipal Money Fund

	For the years ended June 30,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.000 [1]	0.006	0.022	0.029	0.023

Dividends from net investment income	(0.000)[1]	(0.006)	(0.022)	(0.029)	(0.023)
Distributions from net realized gains from investment activities	(0.000)[1]	(0.000)[1]	(0.000)[1]	—	—

Total dividends and distributions	(0.000)[1]	(0.006)	(0.022)	(0.029)	(0.023)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.02%	0.63%	2.24%	2.93%	2.29%

Ratios/supplemental data:
Net assets, end of year (000’s)	$1,002,907	$1,219,094	$1,762,809	$1,228,688	$941,624
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.23%	0.54%	0.59%[3]	0.62%	0.63%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.64%	0.62%	0.59%	0.62%	0.63%
Net investment income to average net assets	0.01%	0.64%	2.10%	2.89%	2.28%

1	Amount represents less than $0.0005 per share.
2	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions.
3	The fund was reimbursed by UBS Financial Services Inc. in the amount of $11,143 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

44	UBS Global Asset Management

UBS RMA Funds

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	New York Municipal Money Fund

	For the years ended June 30,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.000 [1]	0.006	0.021	0.029	0.023

Dividends from net investment income	(0.000)[1]	(0.006)	(0.021)	(0.029)	(0.023)
Distributions from net realized gains from investment activities	—	(0.000)[1]	—	—	—

Total dividends and distributions	(0.000)[1]	(0.006)	(0.021)	(0.029)	(0.023)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.01%	0.65%	2.23%	2.95%	2.28%

Ratios/supplemental data:
Net assets, end of year (000’s)	$864,270	$1,090,124	$1,412,899	$832,590	$612,696
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.24%	0.55%	0.61%[3]	0.67%	0.67%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.65%	0.63%	0.61%	0.67%	0.67%
Net investment income to average net assets	0.01%	0.66%	2.03%	2.92%	2.27%

1	Amount represents less than $0.0005 per share.
2	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions.
3	The fund was reimbursed by UBS Financial Services Inc. in the amount of $9,385 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

UBS Global Asset Management	45

UBS RMA Funds

Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	New Jersey Municipal Money Fund

	For the years ended June 30,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.000 [1]	0.006	0.020	0.028	0.021

Dividends from net investment income	(0.000)[1]	(0.006)	(0.020)	(0.028)	(0.021)
Distributions from net realized gains from investment activities	—	(0.000)[1]	—	—	—

Total dividends and distributions	(0.000)[1]	(0.006)	(0.020)	(0.028)	(0.021)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.01%	0.58%	2.05%	2.85%	2.11%

Ratios/supplemental data:
Net assets, end of year (000’s)	$271,792	$299,782	$345,615	$179,725	$134,639
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.27%	0.61%	0.68%[3]	0.75%	0.81%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.69%	0.69%	0.68%	0.75%	0.81%
Net investment income to average net assets	0.01%	0.56%	1.83%	2.82%	2.10%

1	Amount represents less than $0.0005 per share.
2	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions.
3	The fund was reimbursed by UBS Financial Services Inc. in the amount of $2,454 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

46	UBS Global Asset Management

[This page intentionally left blank]

UBS Global Asset Management	47

[This page intentionally left blank]

48	UBS Global Asset Management

[This page intentionally left blank]

UBS Global Asset Management	49

[This page intentionally left blank]

50	UBS Global Asset Management

If you want more information about a fund, the following documents are available free upon request:

Annual/Semiannual Reports
Additional information about a fund’s investments is available in the fund’s annual and semiannual reports to shareholders.

Statement of Additional Information (SAI)
The funds’ SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds’ annual and semiannual reports and its SAI by contacting the funds directly at 1-800-647 1568. You may also request other information about the funds and make shareholder inquiries via this number. Because of limited investor requests for the SAI and shareholder reports and the availability of the SAI and shareholder reports via a toll free number, the advisor has not made the SAI and shareholder reports available on its Web site.

You may review and copy information about a fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551 8090. You may get copies of reports and other information about a fund:

• For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520; or

• Free from the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

UBS RMA Money Fund Inc.
—Money Market Portfolio
—U.S. Government Portfolio
Investment Company Act File No. 811-3503

UBS RMA Tax-Free Fund Inc.
Investment Company Act File No. 811-3504

UBS Managed Municipal Trust
—RMA California Municipal Money Fund
—RMA New York Municipal Money Fund
Investment Company Act File No. 811-3946

UBS Municipal Money Market Series
—RMA New Jersey Municipal Money Fund
Investment Company Act File No. 811-6173

© 2010 UBS Financial Services Inc. All rights reserved

UBS Retirement Money Fund

Prospectus

August 30, 2010

Ticker symbol: PWRXX

This prospectus offers shares of this money market fund to individual retirement accounts and qualified retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

UBS Retirement Money Fund

Contents

The fund
What every investor should know about the fund

Fund summary	3

More information about the fund	7

Your investment
Information for managing your fund account

Managing your fund account	9
—Buying shares
—Selling shares
—Additional information about your account
—Retirement plan withdrawals
—Market timing
—Pricing and valuation

Additional information
Additional important information about the fund

Management	14
Dividends and taxes	15
Disclosure of portfolio holdings	16
Financial highlights	17
Where to learn more about the fund	Back Cover

The fund is not a complete or balanced investment program.

2	UBS Global Asset Management

UBS Retirement Money Fund

Fund summary

Investment objective

Current income consistent with liquidity and conservation of capital.

Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None

Maximum deferred sales charge (load) (as a % of offering price)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.46%

Service (12b-1) fees	0.13	%*

Other expenses**	0.14%

Total annual fund operating expenses	0.73%

Management fee waiver	0.06	%***

Total annual fund operating expenses after fee waiver	0.67%

*	The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.
**	“Other expenses” have been restated to reflect current fees. They do not include the fees associated with the US Treasury Temporary Guarantee Program for Money Market Funds, which terminated on September 18, 2009.
***	The fund and UBS Financial Services Inc. have entered into a written fee waiver agreement pursuant to which UBS Financial Services Inc. is contractually obligated to waive a portion of its management fees so that the fee rate is reduced to an annual rate of 0.50% on average daily net assets up to $300 million, 0.44% on average daily net assets in excess of $300 million and up to $750 million, and 0.36% on average daily net assets over $750 million. This fee waiver shall continue in effect indefinitely unless it is terminated by the fund’s board (“board”).

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 yr.	3 yrs.	5 yrs.	10 yrs.

UBS Retirement Money Fund†	$68	$214	$373	$835

†

The numbers in the above example reflect a fee waiver that will continue in effect indefinitely unless it is terminated by the fund’s board. If this fee waiver was not in place, your costs would be: $75 (1 year); $233 (3 years); $406 (5 years); and $906 (10 years).

UBS Global Asset Management	3

Principal strategies

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They may also include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

UBS Financial Services Inc., the fund’s investment advisor, has appointed UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to serve as the fund’s sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks
An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Credit risk: Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

US government securities risk: There are different types of US government securities with different levels of credit risk. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored corporation; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The relative level of risk depends on the nature of the particular government support for that security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

Interest rate risk: The value of the fund’s investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund’s foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

Liquidity risk: Although the fund primarily invests in a diversified portfolio of high quality instruments of governmental and private issuers, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The sub-advisor’s judgments about the securities acquired by the fund may prove to be incorrect.

4	UBS Global Asset Management

Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year.

The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Total Return

Updated performance information is available by contacting your Financial Advisor or by calling 1-888-793 8637 (Option #1).

Average annual total returns

(for the periods ended December 31, 2009)

One year	0.11%

Five years	2.72%

Ten years	2.53%

Investment advisor and sub-advisor

UBS Financial Services Inc. serves as the investment advisor to the fund. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as the fund’s sub-advisor.

Purchase and sale of fund shares

Fund shares are offered to retirement plans, including individual retirement accounts, through brokerage accounts established as retirement plan sweep accounts at UBS Financial Services Inc. or one of its correspondent firms. You must be a client of UBS Financial Services Inc. or a client of certain affiliated firms to purchase fund shares. You may purchase or sell fund shares by contacting your Financial Advisor. The fund has no minimum for initial investments or to add to an account, but reserves the right to establish minimum investment requirements at any time. Shares of the fund may be purchased or redeemed through your Financial Advisor on any business day on which the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business.

Tax information
Retirement plan participants ordinarily do not pay taxes on dividends they receive on fund shares until they withdraw the proceeds from the plan. Generally, withdrawals from a retirement plan will be taxable as ordinary income.

UBS Global Asset Management	5

Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS Financial Services, Inc., UBS Global AM and their related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your Financial Advisor to recommend the fund over another investment. Ask your Financial Advisor or visit your financial intermediary’s Web site for more information.

6	UBS Global Asset Management

UBS Retirement Money Fund

More information about the fund

Additional information about the investment objective
The fund’s investment objective may not be changed without shareholder approval.

Additional information about investment strategies
The fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers, which generally are short-term debt obligations and similar securities. They may also include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

Like all money market funds, the fund is subject to maturity, quality, diversification and liquidity requirements designed to help it maintain a stable price of $1.00 per share. The fund’s investment strategies are designed to comply with these requirements. The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund’s composition and weighted average maturity based upon UBS Global AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

Additional information about principal risks
The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund’s Statement of Additional Information (“SAI”). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit risk. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument’s value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market developments and may affect the fund’s ability to maintain a $1.00 share price.

US government securities risk. Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae (formally known as Government National Mortgage Association or GNMA), present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer’s right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk. Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (formally known as Federal National Mortgage Association or FNMA) historically were agencies sponsored by the US government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed Freddie Mac and Fannie Mae into conservatorship. The effect that this conservatorship will have on the entities and their guarantees is uncertain. Although the US government or its agencies provided financial support

UBS Global Asset Management	7

UBS Retirement Money Fund

to such entities, no assurance can be given that they will always do so. The US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

Interest rate risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund’s investments will fall. Also, the fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund’s income generally will tend to fall more slowly.

Foreign investing risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices.

Liquidity risk. The fund invests in a diversified portfolio of high quality money market instruments. However, an investment may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. The inability to sell an instrument could adversely affect the fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions.

Management risk. There is the risk that the investment strategies, techniques and risk analyses employed by the sub-advisor may not produce the desired results. The sub-advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to the fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional risks
Regulatory risk. The US Securities and Exchange Commission (“SEC”) continues to review the regulation of money market funds and may propose further changes to the rules that govern the fund’s operations. Legislative developments may also affect the fund. These changes and developments may affect the investment strategies, performance, yield and operating expenses of the fund.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent.

Structured security risk. The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities market.

8	UBS Global Asset Management

UBS Retirement Money Fund

Managing your fund account

Buying shares
Introduction. Fund shares are offered to retirement plans, including individual retirement accounts, through brokerage accounts established as retirement plan sweep accounts at UBS Financial Services Inc. or one of its correspondent firms. The types of retirement plans that are eligible to buy fund shares are described below. You can open a retirement plan sweep account by contacting your Financial Advisor.

Automatic deposit account sweep program.
UBS Financial Services Inc. administers a bank deposit sweep program under which free cash balances in client brokerage accounts are swept into interest-bearing deposit accounts (“Deposit Account Sweep Program”).

Investors who are eligible to participate in the Deposit Account Sweep Program are referred to as “eligible participants” below to distinguish them from other investors in the fund.

UBS Financial Services Inc. retirement plan sweep accounts of eligible participants automatically default to the Deposit Account Sweep Program as their primary sweep vehicle. This means that free cash balances (that is, immediately available funds) of eligible participants will be automatically deposited in bank deposit accounts, not the fund. This will occur without dollar limit, if no cap is selected by the investor. If a cap is selected, available balances in excess of such limit will be automatically invested in the fund.

UBS Financial Services Inc. will require a threshold (e.g., $100,000 for individual ownership and $200,000 for joint ownership accounts, in each case, on a per-account basis) before redirection of cash balances to the fund. After a cap is reached, uninvested cash will be invested as if the investor were a “non-eligible participant.” Certain limitations apply. For more information, please contact your Financial Advisor at UBS Financial Services Inc. or correspondent firm.

If you would like to place a limit on the amount of available cash that defaults to the Deposit Account Sweep Program, contact your Financial Advisor or correspondent firm.

Background information. Your order to purchase fund shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The fund has adopted a plan under rule 12b-1 under which the fund pays fees for services provided to its shareholders at the annual rate of 0.125% of its average net assets.

The fund, UBS Financial Services Inc. and UBS Global AM have the right to reject a purchase order and to suspend the offering of the fund’s shares for a period of time or permanently.

Minimum investments
The fund has no minimum for initial investments or to add to an account, but reserves the right to establish minimum investment requirements at any time.

Buying shares automatically
Non-eligible participants. Once your fund account is opened, immediately available funds in your retirement plan sweep account are automatically invested in the fund on a daily basis for settlement the next business day, when federal funds normally are available. For cash balances arising from the sale of securities held in a retirement plan sweep account, federal funds availability can sometimes take longer.

Eligible participants. UBS Financial Services Inc. retirement plan sweep accounts will automatically default to the Deposit Account Sweep Program as noted above. If a dollar limit cap is selected, available

UBS Global Asset Management	9

UBS Retirement Money Fund

balances in excess of such cap will be automatically invested in fund shares.

Buying shares by check
You may buy fund shares by depositing a check from a US bank into your retirement plan sweep account. You should make your check payable to UBS Retirement Money Fund and include your retirement plan sweep account number on the check. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) may buy shares by check.

Federal funds are deemed available to the fund two business days after the deposit of a personal check and one business day after deposit of a cashier’s or certified check. UBS Financial Services Inc. may benefit from the temporary use of the proceeds of personal checks if they are converted to federal funds in less than two business days.

Buying shares by wire
You may buy fund shares by instructing your bank to transfer federal funds by wire to:

UBS AG
ABA 026007993
UBS Financial Services Inc.—Retirement Money Fund
A/C 101WA258640000
[Account Name]/[Brokerage Account Number]

The wire must include your name and retirement plan brokerage account number. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) may buy shares by wire. Investors wishing to transfer federal funds directly into their retirement plan sweep accounts should contact their UBS Financial Services Inc. Financial Advisors or correspondent firms for appropriate wire instructions.

If UBS Financial Services Inc. receives funds in the account for a purchase of fund shares by 12:00 noon, Eastern time, on a business day, UBS Financial Services Inc. will execute the purchase on that day. Otherwise, UBS Financial Services Inc. will execute the order on the next business day. UBS Financial Services Inc. and/or your bank may impose a service charge for wire purchases.

Retirement plans eligible to buy fund shares
Retirement plans available through UBS Financial Services Inc. that are eligible to buy fund shares (subject to the Deposit Account Sweep Program noted above) include:

•	individual retirement accounts (e.g., traditional, rollover and “SIMPLE” IRAs);

•	simplified employee pension plans;

•	cash or deferred arrangements (i.e., 401(k) plans, including SIMPLE 401(k) plans);

•	profit sharing plans;

•	money purchase plans;

•	defined benefit plans;

•	target benefit plans; and

•	self-employed plans (i.e., “Keoghs”).

Other retirement plans also may hold assets in custody at UBS Financial Services Inc. or its correspondent firms and may be eligible to buy fund shares. Contact your Financial Advisor for more information regarding these retirement plans.

Although the amount that you may contribute to a retirement plan in any one year is subject to certain limitations, you may invest and reinvest assets already held in a retirement plan without regard to these limitations.

If UBS Financial Services Inc., UBS Global AM, UBS Trust Company N.A. or any of their affiliates serve as investment manager for, provide investment advice to, or otherwise are fiduciaries within the meaning of the Employee Retirement Income Security Act or the Internal Revenue Code, to the retirement plan, the plan may not buy fund shares. This prohibition does not include retirement plans for which UBS Financial Services Inc., UBS Global AM, UBS Trust Company N.A. or an affiliate may be considered a fiduciary solely because it sponsors a master or prototype plan or because it provides nondiscretionary trust services to a retirement plan.

10	UBS Global Asset Management

UBS Retirement Money Fund

Selling shares
You may sell your shares by contacting your Financial Advisor. Your fund shares will also be sold automatically to settle any outstanding securities purchases or other debits to your retirement plan sweep account, unless you instruct your Financial Advisor otherwise. Some investors may also be able to use the checkwriting service to sell shares.

If you are a participant in the Deposit Account Sweep Program and also own shares of the fund, shares of the fund are always sold first to settle any outstanding securities purchases or other debits to your retirement plan sweep account. If there are insufficient amounts in the fund, then cash withdrawals will be made from your bank deposit account to satisfy the debits.

If the proceeds from selling your fund shares remain in the retirement plan sweep account, the adverse tax consequences described below for certain retirement plan distributions will not occur.

Also, if conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payments in whole or in part in securities, to the extent permitted under applicable law.

More information regarding “Eligible Participants.”
Eligible participants are individuals, sole proprietors and governmental entities. Custodial and trust accounts are also Eligible Participants if each beneficiary is an Eligible Participant. “Eligible Participants” do not include participants that are (a) organized or operated to make a profit such as corporations, partnerships, associations, business trusts or other organizations, (b) nonprofit organizations, including organizations described in sections 501(c)(3) through (13) and (19) of the Internal Revenue Code of 1986, as amended, (c) estates, (d) enrolled in UBS Financial Services Inc. Investment Consulting Services programs (other than InsightOneSM and Employee Self Directed Accounts) or Private Wealth SolutionsSM, (e) not resident in the United States or (f) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or under any other employee retirement or welfare plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Additional information about your account
It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $250. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $250 or more within 60 days. This notice may appear on your account statement. Investors participating in the Deposit Account Sweep Program who wish to increase their fund account balance to $250 or more will need to select a cap on the level of free cash balances swept into the deposit accounts and add sufficient cash to their brokerage accounts so that both the deposit account cap and this minimum are met. If the deposit account cap and fund minimum are not met, the proceeds from the sale of fund shares will be deposited in the investor’s brokerage account and swept into the deposit account.

If you sell all your shares, you will receive cash credits to your retirement plan sweep account for dividends earned on those shares to the date of sale.

If you want to sell shares that you purchased recently, the fund may delay payment to assure that it has received good payment. If you bought shares by check, this can take up to 15 days.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

UBS Global Asset Management	11

UBS Retirement Money Fund

You will receive confirmation of your purchases and sales of fund shares on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.

The fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the New York Stock Exchange (the “NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the SEC may by order permit for the protection of security holders of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.

Retirement plan withdrawals
A participant’s withdrawals from a retirement plan are generally taxable as ordinary income for federal income tax purposes unless they are rolled over tax free to another eligible retirement plan. Withdrawals prior to the time the participant reaches age 59 1/2, becomes permanently disabled or, for certain employer-sponsored plans, is separated from service of the employer who sponsored the plan after reaching age 55, may be subject to an additional 10% penalty tax. Certain distributions from qualified plans which are eligible for rollover treatment will be subject to mandatory 20% withholding if not directly rolled over to an eligible retirement plan. You should consult your tax advisor concerning the timing and tax consequences of withdrawals from your retirement plan and whether an exemption from the 10% penalty tax might apply. The plan administrator of a qualified plan is required to provide plan participants with a written explanation of the participant’s right to make a direct rollover of eligible distributions and the withholding consequences of not doing so. Sales of your fund shares through the fund’s checkwriting service or systematic withdrawal plan, described below, are treated for federal income tax purposes as taxable withdrawals from your retirement plan and are reported as such to the Internal Revenue Service. As a result, any of these actions could have adverse tax consequences.

You may use the fund’s checkwriting services or systematic withdrawal plan only if:

•	you are eligible for distributions from your retirement plan;

•	your retirement plan permits participants to direct the investment of their retirement plan balances; and

•	you are at least 59 1/2 years old or, for certain employer-sponsored plans, you have reached at least age 55 and are separated from service of the employer who sponsored the plan.

For retirement plans that do not permit participants to direct the investment of their plan balances, only the plan fiduciary with investment responsibility may use the checkwriting service or participate in the fund’s systematic withdrawal plan.

You may obtain more information about these programs and obtain the forms needed to participate from your Financial Advisor.

UBS Financial Services Inc. may modify or terminate the checkwriting service or systematic withdrawal plan (discussed below) at any time or impose service fees for these programs.

Checkwriting service. If you are approved for distributions you may elect to establish checkwriting privileges on your account. Checks may be written for any dollar amount.

Checks will be cleared against the “total withdrawal limit” of a shareholder’s UBS Financial Services Inc. brokerage account. The withdrawal limit includes uninvested cash in the brokerage account and balances in money funds or other sweep options.

The date on which the fund’s transfer agent or UBS Financial Services Inc. processes the check, not the date you write on it, determines the year in which the distribution is reported to the Internal Revenue Service. If you must take annual required distributions by December 31 in a given year, you need to allow sufficient time for processing your check.

As of the date of this prospectus, shareholders receive copies of their canceled checks monthly; however, it is

12	UBS Global Asset Management

UBS Retirement Money Fund

anticipated that this practice will change in the future so that investors would no longer automatically be sent copies of canceled checks each month. Instead, shareholders would be able to request photocopies of canceled checks. If you have insufficient funds in your account, the check will be returned to the payee. You should not attempt to sell all the shares in your fund account by writing a check because the amount of fund shares is likely to change each day. You also should not use the checks to transfer money from a retirement sweep account to another account, correct excess contributions to a retirement plan or withdraw amounts classified as voluntary contributions to a retirement plan. Your checks may not be used to purchase securities in transactions with UBS Financial Services Inc., written for cash or used to close your account. All sales of fund shares by check will be reported to the Internal Revenue Service as taxable distributions. Charges may be imposed for specially imprinted checks, additional copies of canceled checks, stop payment orders and checks returned for insufficient funds. Charges that you do not otherwise pay may be satisfied through the automatic sale of an appropriate number of your fund shares or a charge against your brokerage account. There will be no withholding election for checks written against your account. To establish checking or request a reorder, contact your Financial Advisor.

Systematic withdrawal plan. Systematic Withdrawal Plans may be established to deduct funds from your withdrawal limit on your UBS Financial Services Inc. brokerage account for a specified dollar amount, weekly, semi-monthly, monthly, quarterly or semi-annually or annually. The minimum withdrawal amounts under the systematic withdrawal plan are $1.00. The systematic withdrawal check will be mailed directly to your address of record or deposited into a non-retirement plan account held at UBS Financial Services Inc. Participation in the plan may result in the automatic sale of a portion of your shares in the fund.

Market timing
Frequent purchases and redemptions of fund shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could impact the fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS Global AM anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS Global AM also believes that money market funds, such as the fund, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. For these reasons, the board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS Global AM funds that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for another UBS Global AM fund, please see that fund’s prospectus.

Pricing and valuation
The price of fund shares is based on net asset value. The net asset value per share is the total value of the fund divided by the total number of shares outstanding. In determining net asset value, the fund normally values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund’s net asset value per share is expected to be $1.00, although this value is not guaranteed.

The fund typically calculates net asset value per share once each business day as of 12:00 noon, Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund receives your order in good form.

Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund when shares are purchased other than through the automatic program described above.

UBS Global Asset Management	13

UBS Retirement Money Fund

The fund’s board has delegated to a UBS Global AM valuation committee the responsibility for making fair value determinations with respect to the fund’s portfolio securities. The types of securities for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The need to fair value the fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

The fund’s portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such investment company will be its net asset value at the time the fund’s shares are priced. Each investment company (other than money market funds) calculates its net asset value based on the current market or other value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus.

Management

Investment advisor and sub-advisor

UBS Financial Services Inc. is the fund’s investment advisor and administrator. UBS Financial Services Inc. is a Delaware corporation located at 1285 Avenue of the Americas, New York, New York, 10019-6028. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is the fund’s sub-advisor and sub-administrator. UBS Global AM is a Delaware corporation with offices at One North Wacker Drive, Chicago, IL 60606 and at 1285 Avenue of the Americas, New York, New York 10019-6028. UBS Financial Services Inc. and UBS Global AM are investment advisors registered with the SEC. UBS Financial Services Inc. and UBS Global AM are indirect, wholly owned subsidiaries of UBS AG (“UBS”). As of June 30, 2010, UBS Global AM had approximately $142 billion in assets under management. UBS Global AM is a member of the UBS Global Asset Management Division, which had approximately $528 billion in assets under management worldwide as of June 30, 2010. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

Advisory fees

For the most recent fiscal year ended June 30, 2010, UBS Financial Services Inc. was entitled to advisory and administration fees from the fund at an annual rate of 0.46% of its average daily net assets; however, fee waivers effectively resulted in the waiver of all of the advisory fees for such period.

UBS Financial Services Inc. may voluntarily waive fees and/or reimburse fund expenses from time to time. For example, UBS Financial Services Inc. may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Financial Services Inc. would continue to voluntarily waive its fees and/or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

A discussion regarding the basis for the fund’s board’s approval of the fund’s (1) Investment Advisory and Administration Contract with UBS Financial Services Inc. and (2) the related Sub-Advisory and Sub-Administration Contract with UBS Global AM is available in the fund’s semiannual report to shareholders for the fiscal period ended December 31, 2009.

Other information
To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or cease operations and liquidate.

14	UBS Global Asset Management

UBS Retirement Money Fund

Dividends and taxes

Dividends

The fund declares dividends daily and pays them monthly. The fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. The fund will also distribute all or a portion of its capital gains to the extent necessary to maintain its share price at $1.00.

You will receive dividends in additional shares of the fund. Shares earn dividends on the day they are purchased but not on the day they are sold.

While the fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s fund account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

The fund notifies its shareholders following the end of each calendar year of the amount of all dividends paid that year.

Taxes

Retirement plan participants ordinarily do not pay taxes on dividends they receive on fund shares until they withdraw the proceeds from the plan.

Generally, withdrawals from a retirement plan will be taxable as ordinary income. Withdrawals will be subject to an additional tax equal to 10% of the amount distributed unless the withdrawals are used to pay certain higher education expenses, certain acquisition costs of first-time home buyers, or in certain situations, are made after the participant:

•	reaches age 59½;

•	becomes permanently disabled; or

•	for certain employer-sponsored plans, reaches at least age 55 and separates from service of the employer who sponsored the plan.

You should consult your tax advisor concerning the timing and tax consequences of withdrawals from your retirement plan.

The failure of a retirement plan to make sufficient distributions to a participant after the participant reaches age 70½ may be subject to an excise tax. Moreover, certain contributions to a retirement plan in excess of the amounts permitted by law may be subject to an excise tax.

If you hold fund shares other than through a retirement account or plan, the dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. For these shareholders, the fund expects that its dividends will be taxed as ordinary income.

Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in January are taxable as if they were paid in December.

The fund may be required to withhold a 28% (currently scheduled to increase to 31% after 2010) federal tax on all dividends payable to you

•	if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

•	if you have been notified by the IRS that you are subject to backup withholding.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax (or lower applicable treaty rate).

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the fund’s SAI.

UBS Global Asset Management	15

UBS Retirement Money Fund

Disclosure of portfolio holdings

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. The fund’s Forms N-Q and Forms N-CSR are available on the SEC’s Web site at http://www.sec.gov. The fund’s Forms NQ and Forms N-CSR may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q and annual and semiannual reports to shareholders from the fund upon request by calling 1-800-647 1568.

Beginning October 7, 2010, the fund will disclose on UBS Global AM’s Web site, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the fund. In addition, effective December 7, 2010, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund’s Form N-MFP will be available on the SEC’s Web site, on a delayed basis; UBS Global AM’s Web site will also contain a link to these filings which would become publicly available two months after filing with the SEC. (For example, the fund’s first filing on Form N-MFP in December 2010 would become publicly available in February 2011, at which time there would be a link on UBS Global AM’s Web site to that SEC filing.)

Please consult the fund’s SAI for a description of the policies and procedures that govern disclosure of the fund’s portfolio holdings.

16	UBS Global Asset Management

UBS Retirement Money Fund

Financial highlights

The following financial highlights table is intended to help you understand the fund’s financial performance for the past five years. Certain information reflects financial results for a single fund share. In the table, “total investment return” represents the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report to shareholders. The annual report may be obtained without charge by calling 1-800-647 1568.

	For the years ended June 30,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.000 [1]	0.009	0.035	0.046	0.034

Dividends from net investment income	(0.000)[1]	(0.009)	(0.035)	(0.046)	(0.034)

Distributions from net realized gains from investment activities	(0.000)[1]	(0.000)[1]	—	(0.000)[1]	—

Total dividends and distributions	(0.000)[1]	(0.009)	(0.035)	(0.046)	(0.034)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.01%	0.96%	3.60%	4.68%	3.48%

Ratios/supplemental data:
Net assets, end of year (in millions)	$1,551	$1,984	$1,794	$1,548	$1,510
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.27%	0.66%	0.66%[3]	0.77%	0.81%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.74%	0.75%	0.77%	0.83%	0.81%
Net investment income to average net assets	0.01%	0.90%	3.47%	4.57%	3.38%

[1]	Amount represents less than $0.0005 per share.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions.
[3]	In addition to the waiver of advisory and administration fees by UBS Financial Services Inc., the fund was reimbursed in the amount of $867,557, or 0.05% of average daily net assets, for overcharges related to prior fiscal periods for postage related expenses.

UBS Global Asset Management	17

[This page intentionally left blank]

18	UBS Global Asset Management

If you want more information about the fund, the following documents are available free upon request:

Annual/semiannual reports
Additional information about the fund’s investments is available in its annual and semiannual reports to shareholders.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund’s annual and semiannual reports and its SAI by contacting the fund directly at 1-800-647 1568. You may also request other information about the fund and make shareholder inquiries via this number. Because of limited investor requests for the SAI and shareholder reports and the availability of the SAI and shareholder reports via a toll-free number, the advisor has not made the SAI and shareholder reports available on its Web site.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551 8090. You can get copies of reports and other information about the fund:

• For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520; or

• Free from the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

UBS RMA Money Fund Inc.
—UBS Retirement Money Fund
Investment Company Act File No. 811-3503

© 2010 UBS Financial Services Inc. All rights reserved.

Q-423

UBS RMA Money Market Portfolio U.S. Government Portfolio Tax-Free Fund Statement of Additional Information August 30, 2010	California Municipal Money Fund New York Municipal Money Fund New Jersey Municipal Money Fund

1285 Avenue of the Americas, New York, New York 10019-6028

Statement of Additional Information

The six funds named above are professionally managed money market funds organized as open-end investment companies or series of open-end investment companies. UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio are diversified series of UBS RMA Money Fund Inc., and UBS RMA Tax-Free Fund Inc. also is a diversified fund. UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund are non-diversified series of UBS Managed Municipal Trust; UBS RMA New Jersey Municipal Money Fund is a non-diversified series of UBS Municipal Money Market Series.

The funds’ investment advisor and administrator is UBS Financial Services Inc. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is the funds’ sub-advisor and sub-administrator. UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) serves as principal underwriter for the funds. UBS Financial Services Inc., UBS Global AM and UBS Global AM (US) are indirect wholly owned subsidiaries of UBS AG.

Portions of the funds’ annual report to shareholders are incorporated by reference into this Statement of Additional Information (“SAI”). The annual report accompanies this SAI. You may obtain an additional copy of the annual report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the funds’ current prospectus, dated August 30, 2010. A copy of the prospectus may be obtained by contacting any Financial Advisor at UBS Financial Services Inc. or correspondent firm or by calling 1-800-647 1568. The prospectus also contains more complete information about each fund. You should read it carefully before investing. This SAI is dated August 30, 2010.

Ticker symbols:
Money Market Portfolio	RMAXX	California Municipal Money Fund	RCAXX
U.S. Government Portfolio	RUSXX	New York Municipal Money Fund	RNYXX
Tax-Free Fund	RTFXX	New Jersey Municipal Money Fund	KNJXX

The funds and their investment policies

Each fund’s investment objective may not be changed without shareholder approval. Except where noted, the investment policies of a fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

Each fund is a money market fund that invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt-obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Each fund maintains a dollar-weighted average portfolio maturity of 60 days or less; each fund maintains a dollar-weighted average life for its portfolio of 120 days or less.

Each fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by its board, present minimal credit risks and are “First Tier Securities” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (“Investment Company Act”). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (“rating agencies”), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.

Each fund (other than Money Market Portfolio) will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name.

The funds have not repeated the above noted parenthetical regarding borrowings each time a percentage test is recited; however, the funds will interpret these name-related policies as if the following phrase appeared immediately after the words “net assets”: “(plus the amount of any borrowing for investment purposes).” If subsequent to an investment, a fund’s 80% policy is no longer met (e.g., a fund receives a very large influx of cash to invest from new shareholders), then, under normal circumstances, the fund’s future investments will be made in a manner that will bring the fund’s investments back in line with the 80% threshold.

Money Market Portfolio
Money Market Portfolio’s investment objective is to provide maximum current income consistent with liquidity and conservation of capital. The fund’s investments include (1) US and non-US government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and non-US corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities.

The fund may invest in obligations (including certificates of deposit, bankers’ acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund’s investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined above) of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of non-US issuers.

The fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. The fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund’s yield. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund’s net income.

See “The funds’ investments, related risks and limitations—Investment limitations” for more information regarding borrowing. The fund may invest in the securities of other investment companies, including money market funds advised or sub-advised by UBS Global AM.

U.S. Government Portfolio
U.S. Government Portfolio’s investment objective is to provide maximum current income consistent with liquidity and the conservation of capital. Under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. The fund may also invest in the securities of other investment companies that invest in these instruments. U.S. Government Portfolio’s 80% policy, as described above, is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

The fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. The fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund’s yield. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations” for more information regarding borrowing. The fund may invest in the securities of other investment companies, including money market funds advised or sub-advised by UBS Global AM.

Tax-Free Fund

Tax-Free Fund’s investment objective is to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in investments the income from which is exempt from federal income tax. The fund invests primarily in money market instruments issued by states, municipalities, public authorities and other issuers, the interest on which is exempt from federal income tax (“municipal securities”). The fund also may purchase participation interests in municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a “fundamental” investment policy, and the fund may not deviate from its 80% policy without the approval of its shareholders.

Under normal market conditions, the fund intends to invest in municipal securities that pay AMT exempt interest—that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax (“AMT”). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM’s judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined below) of a single issuer for a period of up to three business days. The fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. The fund also will comply with the weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund’s yield. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations” for more information regarding borrowing. The fund may invest in the securities of other investment companies, including money market funds advised or sub-advised by UBS Global AM.

California Municipal Money Fund
California Municipal Money Fund’s investment objective is to provide maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in California municipal securities. “California municipal securities” are securities issued by or on behalf of the State of California, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as California personal income tax. The fund also may purchase participation interests in California municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a “fundamental” investment policy, and the fund may not deviate from this 80% policy without the approval of its shareholders.

Under normal market conditions, the fund intends to invest in California municipal securities that pay AMT exempt interest—that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax (“AMT”). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM’s judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in California municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. The fund also will comply with the weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund’s yield. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations” for more information regarding borrowing. The fund may invest in the securities of other investment companies, including money market funds advised or sub-advised by UBS Global AM.

New York Municipal Money Fund

New York Municipal Money Fund’s investment objective is to provide maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in New York municipal securities. “New York municipal securities” are securities issued by or on behalf of the State of New York, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes. The fund also may purchase participation interests in New York municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a “fundamental” investment policy, and the fund may not deviate from the 80% policy without the approval of its shareholders.

Under normal market conditions, the fund intends to invest in New York municipal securities that pay AMT exempt interest—that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax (“AMT”). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM’s judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in New York municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. The fund also will comply with the weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund’s yield. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations” for more information regarding borrowing. The fund may invest in the securities of other investment companies, including money market funds advised or sub-advised by UBS Global AM.

New Jersey Municipal Money Fund
New Jersey Municipal Money Fund’s investment objective is the maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity. Under normal circumstances, the fund will invest at least 80% of its net assets in New Jersey municipal securities. “New Jersey municipal securities” are securities issued by or on behalf of the State of New Jersey, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New Jersey personal income tax. The fund also may purchase participation interests in New Jersey municipal securities. Participation interests are pro rata interests in securities held by others.

The 80% policy adopted by the fund is a “fundamental” investment policy, and the fund may not deviate from this 80% policy without the approval of its shareholders.

Under normal circumstances, the fund may invest only up to 20% of its net assets in New Jersey municipal securities that pay interest that is an item of tax preference for purposes of the federal alternative minimum tax (“AMT”).

As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. The fund also will comply with the weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund’s yield. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 15% of its net assets. The costs associated with borrowing may reduce the fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations” for more information regarding borrowing. The fund may invest in the securities of other investment companies, including money market funds advised or sub-advised by UBS Global AM.

The funds’ investments, related risks and limitations

The following supplements the information contained in the funds’ prospectus and above concerning each fund’s investments, related risks and limitations. Except as otherwise indicated in the prospectus or SAI, no fund has established policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The funds may invest in these instruments to the extent consistent with their investment objectives.

Yields and credit ratings of money market instruments; First Tier Securities.    The yields on the money market instruments in which each fund invests (such as US government securities, commercial paper, bank obligations and municipal securities) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase by a fund, an issue may cease to be rated or its rating may be reduced. If a security in a fund’s portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, a fund’s board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by three or more rating agencies at the time of purchase that subsequently receives a rating below the highest rating category from one of those rating agencies or a different rating agency may continue to be considered a First Tier Security.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax and (when available) from the AMT, California personal income tax, New York State and New York City personal income taxes and New Jersey personal income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither UBS Global AM nor a fund will review the proceedings relating to the issuance of municipal securities or the basis for these opinions. An issuer’s obligations under its municipal securities are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by a fund or the exempt-interest dividends received by a fund’s shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.

US government securities.    US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises that are not guaranteed or insured by the US government. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Money Market Portfolio and U.S. Government Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

Commercial paper and other short-term obligations.    Money Market Portfolio may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the U.S. Securities and Exchange Commission (“SEC”). Descriptions of certain types of short-term obligations are provided below.

Asset-backed securities.    The funds may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. For taxable money market funds, these assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Certain municipal securities are also structured as asset-backed securities. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See “The funds’ investments, related risks and limitations—Credit and liquidity enhancements.”

Variable and floating rate securities and demand instruments.    Money Market Portfolio and US Government Portfolio may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, Money Market Portfolio may purchase variable and floating rate securities of other issuers, and the municipal money market funds may purchase variable and floating rate securities of municipal issuers, including tender option bonds. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund’s investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The funds will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See “The funds’ investments, related risks and limitations—Credit and liquidity enhancements.”

Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to a fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

Auction rate and remarketed preferred stock.    Each fund may purchase certain types of auction rate preferred stock (“ARPS”) and/or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost; other holders may suffer a partial or complete loss of liquidity. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

The funds’ investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See “The funds’ investments, related risks and limitations—Investments in other investment companies.”

Variable amount master demand notes.    Money Market Portfolio may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

Investing in non-US securities.    Money Market Portfolio’s investments in US dollar denominated securities of non-US issuers may involve risks that are different from investments in US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of non-US deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund’s investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as US issuers. The fund’s investments in securities issued by US finance subsidiaries of non-US banks may involve similar risks to the extent a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulations.

Credit and liquidity enhancements.    A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

Illiquid securities.    The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days, restricted securities and municipal lease obligations (including certificates of participation) other than those UBS Global AM has determined are liquid pursuant to guidelines established by each fund’s board. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act of 1933, as amended (“Securities Act”), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

Each board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in each fund’s portfolio and reports periodically on such decisions to the applicable board.

In making determinations as to the liquidity of municipal lease obligations, UBS Global AM will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, UBS Global AM does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

UBS Global AM also monitors each fund’s overall holdings of illiquid securities. If a fund’s holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund’s holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

Repurchase agreements.    Money Market Portfolio and U.S. Government Portfolio each may enter into repurchase agreements with respect to any security in which it is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. Each municipal money market fund may enter into repurchase agreements with respect to US government securities, commercial paper, bank certificates of deposit and bankers’ acceptances. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

Reverse repurchase agreements.    Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to a fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities, and a fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See “The funds’ investments, related risks and limitations—Segregated accounts.”

Counterparties.    A fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the funds do business.

Operations risk.    Each fund is subject to the risk that it may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

When-issued and delayed delivery securities.    Each fund may purchase securities on a “when-issued” basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in a fund’s incurring a loss or missing an opportunity to make an alternative investment.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund’s net asset value. A fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. Each fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. Each municipal money market fund expects that commitments to purchase when-issued or delayed delivery securities normally will not exceed 25% of its assets (20% in the case of New Jersey Municipal Money Fund). See also “The funds’ investments, related risks and limitations—Segregated accounts.”

Investments in other investment companies.    Each fund may invest in securities of other money market funds and in certain securities of closed-end investment companies, subject to limitations imposed by the Investment Company Act. A fund’s investments in certain private investment vehicles are not subject to this restriction. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses that a fund would bear in connection with its own operations. Each fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund’s liquidity. See also “The funds’ investments, related risks and limitations—Auction rate and remarketed preferred stock.”

Lending of portfolio securities.    Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund’s portfolio securities must maintain acceptable collateral with the fund’s custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. Each fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. Each fund will seek to retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when retaining such rights is considered to be in a fund’s interest.

State Street Bank and Trust Company has been appointed to serve as lending agent and would receive fees for such services.

Segregated accounts.    When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Certain policies of the municipal money market funds

Tax-Free Fund, California Municipal Money Fund, New York Municipal Money Fund and New Jersey Municipal Money Fund may be referred to collectively as the “municipal money market funds.”

Non-diversified status of single state municipal money market funds.    California Municipal Money Fund, New York Municipal Money Fund and New Jersey Municipal Money Fund are “non-diversified funds,” as that term is defined in the Investment Company Act. In general, a non-diversified fund is not subject to certain limitations on its ability to invest more than 5% of its total assets in securities of a single issuer with respect to 75% of its assets. Rule 2a-7 under the Investment Company Act, however, imposes more stringent diversification requirements on money market funds. For single state municipal money market funds, Rule 2a-7 generally requires that the securities of a single issuer may not exceed 5% of the fund’s total assets with respect to at least 75% of its assets. Nonetheless, a single state municipal money market fund may be subject to greater risk than a money market fund that is more “diversified,” because changes in the financial condition of a single issuer may cause greater fluctuations in its yield or in its ability to maintain a constant net asset value per share.

Types of municipal securities.    Each municipal money market fund may invest in a variety of municipal securities, as described below:

Municipal bonds.    Municipal bonds are debt obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer’s counsel. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term “municipal bonds” also includes “moral obligation” issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied “moral obligation” of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations. Custodial receipts that represent an ownership interest in one or more municipal bonds also are considered to be municipal bonds. Various types of municipal bonds are described in the following sections.

Municipal lease obligations.    Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The municipal money market funds generally invest in municipal lease obligations through certificates of participation.

Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, they ordinarily are backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee’s use or occupancy of such property. This “abatement risk” may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

Certain municipal lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a municipal money market fund’s ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

Industrial development bonds (“IDBs”) and private activity bonds (“PABs”).    IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a fund invests in PABs, shareholders generally will be required to treat a portion of their exempt-interest dividends from that fund as a “Tax Preference Item.” See “Taxes” below. Each municipal money market fund may invest more than 25% of its assets in IDBs and PABs.

Participation interests.    Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by financial institutions. These interests carry a demand feature permitting the holder to tender them back to the financial institution, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the financial institution. The credit standing of such financial institution affects the credit quality of the participation interests.

A participation interest gives a municipal money market fund an undivided interest in a municipal bond owned by a financial institution. The fund has the right to sell the instruments back to the financial institution. As discussed above under “The funds’ investments, related risks and limitations—credit and liquidity enhancements,” to the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a financial institution, that payment may be subject to the financial institution’s ability to satisfy that commitment. UBS Global AM will monitor the pricing, quality and liquidity of the participation interests held by a municipal money market fund, and the credit standing of financial institutions issuing letters of credit or guarantees supporting those participation interests on the basis of published financial information, reports of rating services and financial institution analytical services.

Put bonds.    A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

If a municipal money market fund holds a bond subject to a “one time only” put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If a bond has a series of puts after the first put, it will be held as long as, in the judgment of UBS Global AM, it is in the fund’s best interest to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond on the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer or to a third party.

Tender option bonds.    Tender option bonds are long-term municipal securities (or interests therein) sold by a bank, other financial institution or special purpose entity subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (the “tender option”). The municipal money market funds may invest in such securities with tender options that may be exercisable at intervals ranging from daily to 397 days, and the interest rate on such securities is typically reset at the end of the applicable interval in an attempt to cause the securities to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities and may be subject to other conditions. Therefore, a fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities or its insurer (if any). If a fund invests in tender option bonds, the financial statements, financial highlights and other materials containing financial information of that fund will properly reflect these transactions.

Tax-Exempt commercial paper and short-term municipal notes.    Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

Mortgage subsidy bonds.    The municipal money market funds also may purchase mortgage subsidy bonds with a remaining maturity of less than 13 months that are issued to subsidize mortgages on single family homes and “moral obligation” bonds with a remaining maturity of less than 13 months that are normally issued by special purpose public authorities. In some cases the repayment of these bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

Stand-by commitments.    A municipal money market fund may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.

A municipal money market fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of UBS Global AM, present minimal credit risk. A fund’s right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by a fund, although a fund may sell the underlying securities to a third party at any time. A fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a fund will be valued at zero in determining net asset value. Whether a fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the fund holds the commitment.

Temporary and defensive investments.    When UBS Global AM believes that there is an insufficient supply of the type of municipal securities in which a municipal money market fund primarily invests, or during other unusual market conditions, that fund may temporarily invest all or any portion of its net assets in other types of municipal securities. In addition, when UBS Global AM believes that there is an insufficient supply of any type of municipal securities or that other circumstances warrant a defensive posture, each municipal money market fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent a municipal money market fund holds cash, such cash would not earn income and would reduce the fund’s yield.

Special considerations relating to California municipal securities.    The following information provides only a brief summary, and not a complete description, of the complex factors affecting the financial situation in California (the “State”) and is derived primarily from State and local agency-issued materials that are publicly available. Such information is believed to be accurate, although it has not been independently verified. This information may change without notice.

The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payments on local government obligations in the event of default or financial difficulty. It should be further noted that, in the wake of the global economic recession, bond issuers may continue to encounter difficulties that negatively impact the marketability of State municipal securities. The overall impact these difficulties may have is unknown.

Economic factors

California’s economy is the largest among the 50 states and one of the largest in the world. It has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the State’s economy closely resembles the make-up of the national economy, and, as a result, events which negatively affect such industries may have a similar impact on the State and national economies.

The State’s July 1, 2009 population of nearly 39 million represents over 12% of the total United States population. The State’s population grew about twice as rapidly as the national population during the last half of the 20th century, averaging about 27% growth for each decade between 1950 and 2000. California’s population growth has slowed since the 1980s, and for the ten year period ending July 1, 2009, its annual growth ranged from 0.9% to 2.0%.

The State experienced a severe economic recession which began in the first quarter of 2008 and ended at some point in the second half of 2009. Personal income fell in the first three quarters of 2009 before increasing moderately in the fourth quarter of 2009. Taxable sales fell sharply in the first half of 2009 before increasing substantially in the fourth quarter of 2009 and the first quarter of 2010.

California labor markets deteriorated dramatically during the latter half of 2008 and the first six months of 2009, suffering their worst losses on record. Between June 2008 and June 2009, the State dropped nearly a million nonfarm jobs. These losses moderated as the year progressed and switched to very modest gains during each of the first three months of 2010. The May Revision to the State’s 2010-11 Budget forecasts that it will take considerable time to recoup the losses.

Unlike the rest of the nation, California’s unemployment rate climbed through the first quarter of 2010. The national rate leveled off at 10% in November and December 2009 and slipped slightly during the first quarter of 2010. The State’s rate, in contrast, trended up through March 2010, reaching 12.6% before slipping slightly to 12.4% in May 2010. Since the recession began in December 2007, California’s unemployment had grown by 1.3 million through March 2010.

Home building permitting—which suffered a long, steady three-year decline starting in 2006—bottomed out early in 2009 and was up on a year-over-year basis at the start of 2010, but at a very low level. However, the number of permits issued was still off by 78% from the peak output reached in 2005. Existing home markets were also faring better as home prices firmed up, inventories shrank, and the pace of sales stabilized at a sustainable rate.

General risks.    Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State’s budget unpredictably from fiscal year to fiscal year. For example, the State’s 2010-11 budget is based on forecasts of national and State economic activity. Because they are based on currently available information and various assumptions, economic forecasts have frequently failed to predict accurately the timing and magnitude of changes to the national and State economies. These include discrete and cyclical events. The State budget also relies on estimates and assumptions concerning Federal aid, Federal and State law changes (and the absence thereof), and audit activity, which may be inaccurate and are subject to change.

Recent market events have resulted in a high degree of uncertainty and volatility in the financial markets and overall economy. While market participants’ original concerns centered on the subprime mortgage sector, these concerns have expanded to include a wide range of financial institutions, markets and sectors. In addition, inflationary pressures could come from various sources. Possible sources include rising energy and other commodity prices, lower productivity growth, a weaker dollar or tighter labor market. Higher inflation, in turn, might induce the Federal Reserve to raise its short term interest rate target, restraining economic growth. Additionally, a stronger dollar and weak global economy could negatively affect the State’s export-related and tourism industries. On the other hand, greater than projected energy price declines or global growth could result in stronger economic growth. All these events could affect the State economy.

Such risks and uncertainties, if they were to materialize, could have an adverse impact on the State budget in the current year and could result in declines, possibly severe, in the value of the State’s and municipal issuers’ outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

Constitutional limitations on taxes, other charges and appropriations
Limitation on property taxes.    Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the US Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any “special tax.”

Limitations on other taxes, fees and charges.    On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Articles XIIIC and XIIID to the

State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several new provisions affecting “fees” and “charges”, defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property-related service.”

All new and existing property-related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property-related service or which are used for unrelated purposes. Article XIIID contains notice, hearing and protest procedures for levying or increasing property-related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property-related” for purposes of Article XIIID), no property-related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Constitutional appropriations and spending limits.    The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. In relevant part, Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are: (i) the debt service cost of bonds existing or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations required to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between governmental units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. Local governments may by voter approval exceed their spending limits for up to four years.

According to the State’s Department of Finance, the State was approximately $16.9 billion and $31.6 billion below the appropriations limit in fiscal years 2007-08 and 2008-09, respectively. The Department of Finance estimates that the State will be approximately $23.1 billion and $20.8 billion below its appropriations limit in fiscal years 2009-10 and 2010-11, respectively.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal securities or on the ability of the State or local governments to pay debt service on such California municipal securities. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of May 1, 2010, the State had approximately $78.4 billion aggregate principal of its long-term general obligation bonds outstanding. Of this amount, $68.9 billion was payable primarily from the State’s General Fund and $9.5 billion was payable from special revenue sources. As of May 1, 2010, there were unused voter authorizations for the future issuance of an aggregate amount of $42.9 billion of long-term general obligation bonds, some of which may be first issued as commercial paper notes. Of this unissued amount, approximately $1.3 billion is for general obligation bonds payable from revenue sources other than the General Fund.

Recent financial results

General Fund.    The General Fund ended fiscal year 2009 with assets of $14.7 billion, liabilities of $30.7 billion, and fund balance reserves of $2.3 billion, leaving the General Fund with an unreserved fund deficit of $18.3 billion. Total assets of the General Fund changed little during the fiscal year ended June 30, 2009, because the $1.2 billion decrease in cash and pooled investments was offset by a $1.2 billion increase in due from other funds, primarily from the Federal Fund. During the 2008-09 fiscal year, the General Fund experienced severe cash shortages, resulting in a 30-day delay of payments to individuals and businesses, the deferral of certain payments to the next fiscal year, and legislative changes to increase the General Fund’s internal borrowing capacity. The liabilities of the General Fund increased by $12.4 billion (67.3%), mainly in amounts due to other funds ($3.2 billion) and interfund payables ($8.8 billion) resulting from the General Fund’s increased cash-flow borrowing from other state funds to meet its payment obligations.

The General Fund had $84.2 billion in revenues, $92.6 billion in expenditures, and a net $3.5 billion disbursement from other financial sources for the fiscal year ended June 30, 2009. Approximately 94% of General Fund revenue ($79.2 billion) is derived from the State’s big three taxes—personal income taxes ($44.7 billion), sales and use taxes ($23.8 billion) and corporation taxes ($10.7 billion).

During the 2008-09 fiscal year, total General Fund tax revenue decreased by $12.9 billion, or 13.7%; the decrease in revenue from the State’s big three taxes account for almost the entire decline. Revenue from personal income taxes decreased by $9.5 billion (17.6%), primarily due to a decline in capital gains and other variable income, such as bonuses and stock options, and also by the increase in California’s unemployment. Revenue from sales and use taxes decreased by $2.8 billion (10.6%), primarily due to a decline in consumer spending on big-ticket items such as vehicles, building supplies and home furnishings. Revenue from corporation taxes decreased by $463 million; the decrease would have been much higher if not for revenue enhancing measures adopted as part of the 2008-09 Budget Act.

General Fund expenditures decreased by $6.4 billion, to $92.6 billion. The programs with the largest decreases were education, which decreased by $5.1 billion to $46.0 billion, and health and human services, which decreased by $1.2 billion to $28.0 billion. The General Fund’s ending fund balance (including reserves) for the year ended June 30, 2009, was a negative $16.1 billion, a decrease of $11.9 billion over the prior year’s ending fund balance of negative $4.2 billion. Continued deterioration of the State’s revenues has caused a decline in the Proposition 98 funding requirement (known as the minimum education funding guarantee), which allowed the State to reduce General Fund spending on K-12 education in the 2008-09 fiscal year. Additional reductions were also made in the funding provided to California’s higher education facilities. The decreased expenditures for health and human services were mainly the result of economic relief provided by the federal American Recovery and Reinvestment Act of 2009 that reduced the General Fund’s share of Medical Assistance program costs and increased the required federal share.

The State maintains a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

Recent budgets
During fiscal year 2001-02, the State experienced an unprecedented drop in revenues compared to the prior year, in which the budget reserve ended at $5.49 billion. The three largest tax sources generated only $59.7 billion, a drop of over $13 billion from fiscal year 2000-01. During the three fiscal years between 2001-02 and 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures and internal and external borrowing. The State also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants in June 2002 and June 2003 and Economic Recovery Bonds (“ERBs”) in the spring of 2004.

While the 2004 Budget Act for the fiscal year 2004-05 was aided by a recovering State economy and increased revenues, balancing of the budget still required a number of one-time actions. These included application of proceeds of the ERBs sold in the spring of 2004 and of tobacco securitization bonds, and suspension of the Proposition 42 transfer of certain sales taxes to transportation purposes. The 2004 Budget Act also used the second year of borrowing from local governments. In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7%), cost avoidance ($4.4 billion or 31.7%), fund shifts ($1.6 billion or 11.2%), loans or borrowing ($2.1 billion or 15.4%), and transfers and other revenue ($1.8 billion or 13.0%).

As of the 2006-07 Governor’s Budget, the 2004-05 fiscal year ended with a budgetary reserve of $9.11 billion, an increase of $2.6 billion from the estimate as of the 2005 Budget Act. Most of this increase was attributed to stronger receipts in personal income tax ($706 million), corporation tax ($996 million), and sales and use tax ($526 million), which were attributed to the 2004-05 fiscal year.

California’s 2008-09 Budget Act was enacted on September 23, 2008. The total spending plan adopted for the State was $144.5 billion, including the General Fund, special funds, and bond funds. The General Fund’s available resources were projected to be $106.0 billion and a year-end reserve for economic uncertainty of $1.7 billion was projected. Economic conditions deteriorated substantially subsequent to the Governor signing the 2008-09 Budget Act, reflecting the severity of the housing downturn, rising unemployment and weak consumer spending at both the State and national levels. This deterioration was evident in General Fund revenue collections for the month of September 2008, which were $923 million below forecast, and the revenues collected in November 2008, which were $1.3 billion, or 18.5%, below expectations. In a statement released October 1, 2008, State Controller John Chiang indicated that based on projected declines in revenues coupled with questionable cash solutions in the State budget, California would need to borrow $7 billion to meet all of its obligations through the fiscal year ending June 30, 2009. The State sold $5 billion of revenue anticipation notes (“RANs”) in a public offering during the week of October 13, 2008.

In light of economic developments since enactment of the 2008-09 Budget, Governor Schwarzenegger ordered a special session of the Legislature and proposed a variety of spending reductions and revenue increases to bring spending closer in line with available revenues. Governor Schwarzenegger declared a fiscal emergency for the second time in December 2008.

Fiscal Year 2009-10 budget.    The State’s budget for fiscal year 2009-10 was enacted in an unusual sequence. The Budget Act for the 2008-09 fiscal year (2008 Budget Act) was one of the latest ever enacted, having been delayed until mid-September 2008 as the result of the difficulty balancing the budget with reduced revenues, as declining economic conditions were already evident. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be overstated by the time the actual revenue results for September 2008 and October 2008 were received. With the financial market deterioration in September 2008, which resulted in massive federal assistance and caused large drops in stock market and other asset values and reductions in consumer spending, projections of tax revenues, which are heavily dependent on capital gains taxes and sales taxes, had to be dramatically reduced. In November 2008, the Governor announced that the 2008-09 fiscal year budget would be billions of dollars out of balance, and called several special sessions of the Legislature to enact corrective actions.

A compromise was not reached until February 2009. At that time, the February 2009 Budget Package was enacted, which included modifications to the 2008 Budget Act and the enactment, more than four months early, of a full budget act for fiscal year 2009-10.

Initial 2009 Budget Act.    The Initial 2009 Budget Act was adopted by the Legislature on February 19, 2009, along with a number of implementing measures, and signed by the Governor on February 20, 2009. The Initial 2009 Budget Act enacted $36 billion in solutions to what was then estimated to be a $42 billion General Fund budget gap for the combined 2008-09 and 2009-10 fiscal years. It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions. However, these measures were all rejected by voters at a May 19, 2009 special election. After adoption of the Initial 2009 Budget Act, the State continued to experience significant declines in revenues and other financial pressures. On May 14, 2009, the Governor released a revision to the Initial 2009 Budget Act. Together with subsequent revisions, the 2009-10 May Revision identified further budget shortfalls through the 2009-10 fiscal year of approximately $24 billion.

Amended 2009 Budget Act.    On July 24, 2009, the Legislature approved amendments to the Initial 2009 Budget Act and the Governor signed the Amended 2009 Budget Act on July 28, 2009. The Amended 2009 Budget Act included another $24 billion in solutions designed to address the further deterioration of the State’s fiscal situation identified in the 2009-10 May Revision. Under the Amended 2009 Budget Act, General Fund revenues and transfers were projected to increase 6.4%, from a revised $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10. A significant element of this increase was projected to come from certain new revenue sources enacted in February 2008. The Amended 2009 Budget Act contained General Fund appropriations of $84.6 billion in fiscal year 2009-10, compared to $91.5 billion in fiscal year 2008-09, a 7.5% decrease. The June 30, 2010 total reserve was projected to be $500 million as compared to the revised June 30, 2009 reserve of negative $4.5 billion.

Fiscal Year 2010-11 proposed budget and the 2010-11 May Revision.    The 2010-11 Governor’s Budget, released on January 8, 2010, identified an estimated $19.9 billion budget gap by the end of fiscal year 2010-11 (including funding a $1.0 billion reserve). The Governor declared a fiscal emergency and called the Legislature into a special session at the time the proposed budget was released, and emphasized the need for the Legislature to implement many of the solutions proposed in the budget immediately to achieve their full value. Based on the Legislature’s actions, described below, and other factors, the 2010-11 May Revision reduces the budget gap estimate to $19.1 billion (including funding a $1.2 billion reserve) and proposes to close the gap with a combination of expenditure reductions, alternative funding, fund shifts, and federal funds.

A special session of the Legislature in February 2010 resulted in the enactment of several bills which, together with approved federal funds and other administrative actions, addressed about $2.1 billion of the initially projected $19.9 billion gap. The largest portion of this action was enactment of legislation which repealed a portion of the sales tax and increased the excise tax on gasoline. Further reduced revenue estimates ($0.6 billion) and higher expenditure estimates ($0.7 billion) added about $1.3 billion to the gap, so that the 2010-11 May Revision projects the remaining budget gap at $19.1 billion.

The 2010-11 May Revision projects to end fiscal year 2010-11 with a $1.2 billion reserve. General Fund revenues and transfers for fiscal year 2010-11 are projected at $91.5 billion, an increase of $2.2 billion compared with estimates in the 2010-11 Governor’s Budget and of $3.4 billion compared with revised estimates for fiscal year 2009-10. General Fund expenditures for fiscal year 2010-11 are projected at $83.4 billion, an increase of $0.5 billion compared with estimates in the 2010-11 Governor’s Budget and a decrease of $3.2 billion or 3.7% compared with revised estimates for fiscal year 2009-10.

Fiscal Year 2009-10 Revised Estimates in the 2010-11 May Revision.    The 2010-11 May Revision revised various revenue and expenditures estimates for fiscal year 2009-10. The 2010-11 May Revision projects that the State will end fiscal year 2009-10 with a negative reserve of $6.8 billion, compared to the estimate of a negative $5.4 billion reserve at the time of the 2010-11 Governor’s Budget.

LAO Report.    On January 12, 2010, the Legislative Analyst’s Office (“LAO”) released its analysis of the 2010-11 Governor’s Budget (“LAO Report”). In reaching its conclusions, the LAO performs an independent assessment of the outlook for California’s economy, demographics, revenues, and expenditures. The LAO Report states that the reasons for the State’s current budget gap are similar to prior budget shortfalls: the inability of the State to achieve proposed budget solutions; the effects of adverse court decisions, and, for fiscal year 2010-11, the expiration of various one-time and temporary budget solutions approved in 2009.

The LAO Report expresses caution regarding the 2010-11 Governor’s Budget due to certain risks, including the improbability of the United States Legislature agreeing to all of the Governor’s requests for federal funds, and states that the California Legislature needs to operate on the assumption that federal government relief will total billions of dollars less than what the 2010-11 Governor’s Budget assumes.

On May 18, 2010, the LAO released its analysis of the 2010-11 May Revision (“May LAO Report”). The May LAO Report expresses caution that although the 2010-11 May Revision assumes a more reasonable level of federal aid ($3.4 billion), receipt of even that amount remains uncertain.

Cash flow requirements

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State frequently issues RANs to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately. The State issued $10.3 billion of RANs in fiscal year 2009-10 as part of its cash management program.

Municipal downgrades and bankruptcies.    Municipal bonds may be more susceptible to being downgraded, defaulting, and filing for and entering into bankruptcy during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the fund’s investments. Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the fund’s investments.

In addition, in the past many municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates. Should the State or municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Bond rating
The ratings on California’s long-term general obligation bonds were reduced in the early 1990’s from “AAA” levels which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California’s general obligation bonds as high as “AA” from Standard & Poor’s Ratings Service (“Standard & Poor’s”), “Aa2” from Moody’s Investors Services, Inc. (“Moody’s”) and “AA” from Fitch, Inc. (“Fitch”). Starting in December 2002, as the State’s budget and cash condition worsened, all three rating agencies reduced the ratings of California’s general obligation bonds. In July 2003, Standard & Poor’s downgraded the State’s general obligation credit rating to “BBB.” In December 2003, the State’s general obligation credit rating was downgraded to “BBB” by Fitch and “Baa” by Moody’s.

In May 2004, Moody’s upgraded the State’s general obligation bond rating to “A3” with a positive outlook. In August 2004, Standard & Poor’s raised California’s general obligation bond rating to A and removed the rating from credit watch. In September 2004, Fitch upgraded California’s general obligation bond rating to A, citing the State’s financial improvement due to the issuance of ERBs, improving economic indicators and revenues matching estimates.

In May 2006, Moody’s and Standard & Poor’s both upgraded the State’s general obligation bond rating to A1 and A+, respectively. In June 2006, Fitch upgraded the State’s general obligation bond rating to A+. In 2009 the State’s general obligation bond ratings were significantly downgraded by Moody’s, Standard & Poor’s and Fitch.

In July 2009, Fitch lowered the State’s general obligation bond rating from A- to BBB citing the State’s continued inability to achieve timely agreement on budgetary and cash flow solutions to its severe financial crisis. In the same month, Moody’s lowered the State’s general obligation bond rating to Baa1 from A2, citing the State’s use of IOUs for non-priority payments, the deadlock on the budget gap, and the risk to priority payments. In January 2010, S&P lowered the State’s general obligation bond offering rating to A- from A, indicating that the State’s fiscal imbalance and impending recurrence of a cash deficiency as factors in its decision. In April 2010, Moody’s and Fitch raised the State’s general obligation bond rating from Baa1 to A1 and from BBB to A-, respectively. The changes in ratings reflect a recalibration of certain public finance ratings and should not be interpreted to reflect a change in credit quality, or a change in its credit opinion, of an issue or issuer. For Moody’s the recalibrations are simply a change in scale and for Fitch the recalibrations are adjustments to denote a comparable level of credit risk as ratings in other sectors. As of August 24, 2010, the State’s general obligation bonds were rated A1, A- and A- by Moody’s, Standard & Poor’s, and Fitch, respectively.

There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. A downward revision or withdrawal of any such rating may have an adverse effect on the marketability and market prices of the bonds held by the fund.

Legal proceedings
The State is involved in certain legal proceedings (described in the State’s recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Obligations of other issuers
There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal securities, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State assistance.    The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

Subsequent to the enactment of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 dramatically changed the state-local fiscal relationship. As part of the State-Local agreement, Proposition 1A was approved by the voters at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. The State is currently able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two–thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also is not able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. Further, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax.

To the extent the State should be constrained by Article XIIIB limitations, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the “Welfare-to-Work” programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide “general assistance” for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

Assessment bonds.    California municipal securities which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California long term lease obligations.    Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998, which reconfirmed the legality of these financing methods.

Other considerations
The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Potential additional factors, including natural disasters such as earthquakes, may adversely impact State or municipal economies. Also, the effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which could affect the State’s or local agencies’ ability to raise revenue. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California municipal securities in which a fund may invest, future allocations of State revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal securities.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California municipal securities in a fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Special considerations relating to New York municipal securities.    The following information provides only a brief summary, and not a complete description, of the complex factors affecting the financial situation in New York (the “State”) and is derived primarily from State and local agency-issued materials that are publicly available. Such information is believed to be accurate, although it has not been independently verified. This information may change without notice. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no obligation on the part of the State to make payments on local government obligations in the event of default or financial difficulty. It should be further noted that, in the wake of the global economic recession, bond issuers may continue to encounter difficulties that negatively impact the marketability of State municipal securities. The overall impact these difficulties may have is unknown.

Economic factors affecting the state
New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment. As a result, events that negatively affect such areas may have a disproportionate effect on the State’s economy.

Throughout much of 2009, the national economy remained in the grip of the most serious recession since the Great Depression. The recession, which had its roots in a severe downturn in the housing market that led to a worldwide financial crisis, resulted in large job losses, a significant reduction in economic output, and sharply reduced consumer confidence and spending. By late 2009 and early 2010, there were indications that the recession was ending.

In some respects, the recession was not as severe in the State as it was elsewhere in the nation. On an annual basis, the nation’s real inflation-adjusted gross domestic product (“GDP”) grew by 0.4% in 2008 and declined by 2.4% in 2009. In the State, overall economic output performed better, with the State’s GDP rising by 1.6% in 2008. For 2009, it was estimated that that the State’s GDP declined by 1.5%. The State’s housing market also outperformed many other areas of the country.

The recession’s impact on the State’s labor market was also less severe than it was for the nation. Employment in the State began to decline in May 2008, four months later than in the nation, and losses continued through December 2009, as they did for the nation. The total jobs decline (4.2%) was lower than in the nation (6.1%). The State’s seasonally adjusted unemployment rate also rose less than the nation’s, moving from 4.3% in March 2007 to a peak of 8.9% in October 2009, while the nation’s rate rose from 4.4% in May 2007 to a peak of 10.1% in October 2009. The unemployment rate in New York peaked at its highest point in 17 years; in the nation it was the highest rate in 27 years.

Wages and incomes in the State, however, were more affected by the recession than in the rest of the nation. This reflects the importance of the financial sector to the State’s economy. Although Wall Street profitability rebounded in 2009, the financial sector was slow to begin adding jobs, and income had not recovered from the losses experienced in 2008. In the State, employment in the financial sector (i.e., banking, securities, insurance, and real estate) peaked in June 2007 and then declined by 9.2% through March 2010. For the nation, financial sector employment peaked in December 2006 and declined by 8.9% by March 2010. While the nation’s financial sector job losses have been concentrated in banking, reflecting the failures of banks and mortgage companies, the State’s financial sector job losses have been primarily in the high-wage securities industry.

In 2007, wages in the State’s financial sector accounted for 24.3% of all wages paid in the State. With the personal income tax accounting for more than half of the State’s tax revenues, collections were sensitive to developments in the financial sector. As the financial crisis deepened in 2008, the State’s financial sector wages declined by 2.1% while total wages rose by 2% (similar to the national wage gain of 2.1%). During 2009, the full impact of the financial crisis began to affect wages in the State’s financial sector (due to the payment of lower 2008 Wall Street bonuses in the first quarter of 2009) as the recession affected the rest of the State’s economy. Financial sector wages in the State declined by 21%, contributing to a 7.2% decline for total wages. Nationwide, total wages declined by 4.1% in 2009.

Because of the decline in wages, personal income in the State fell by 3.4% in 2009, compared to a 1.7% decrease nationwide. Among the 50 states, only three (South Dakota, Wyoming, and Nevada) had larger income declines than New York in 2009. Similarly, the State’s 3.8% decline in per capita personal income in 2009 ranked 44th among all the states. Despite the decline, the State’s per capita personal income of $46,957 in 2009 ranked fifth among the states and exceeded the national average of $39,138.

The Federal government recently passed a financial reform package. This program’s impact on the profitability of the State’s finance industry is as yet unknown and consequently represents a major risk to the Division of the Budget’s (“DOB”) forecast for bonuses and income going forward. Lower bonuses than projected reduce the level of economic activity generated by the spending of those wages. Similarly, should equity markets fail to recover as projected, both financial sector income and taxable capital gains realizations could be negatively affected. These effects would ripple through the State economy, depressing both employment and wage growth. An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

GAAP-Basis financial plan

DOB prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (“GAAP”). The GAAP results for 2009-10 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2005-06 State fiscal year, and reflect the impact of Governmental Accounting Standards Board Statements, Statement Number 34, “Basic Financial Statements—Management’s Discussion and Analysis (MD&A)—for State and Local Governments” (“GASB 34”).

Receipts during the 2009-10 fiscal year fell below projections. General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State’s initial projections for 2009-10. General Fund disbursements, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections. However, actual disbursements were affected by $2.1 billion in payment deferrals taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances. Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

In the final quarter of the fiscal year, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million). Both the school aid payment and the tax refunds were scheduled to be paid in 2009-10 but, by statute, were not due until June 1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the General Fund for 2009-10 to $2.3 billion, or approximately $900 million above the level required to restore the rainy day reserves and other balances to their anticipated levels. The higher closing balance was due exclusively to the cash management actions described above and did not represent an improvement in the State’s financial operations. In early April 2010, the State paid the $500 million in tax refunds that had been deferred from 2009-10 to 2010-11. On June 1, 2010, the State paid the $2.1 billion in school aid deferred from 2009-10.

General Fund receipts, including transfers from other funds were $1.2 billion below 2008-09 results. Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million. The $1.2 billion annual decline in tax receipts included a $541 million decline in personal income taxes and a $302 million decline in sales and use tax receipts.

General Fund disbursements, including transfers to other funds, were $2.4 billion below 2008-09 results. The annual decline reflects the deferral of $2.1 billion in school aid, the impact of mid-year spending reductions, and the use of Federal American Recovery and Reinvestment Act of 2009 funds in place of General Fund spending.

The General Fund closing balance consisted of $1.2 billion in the State’s rainy day reserves, $21 million in the contingency reserve fund (to guard against litigation risks), $96 million in the Community Projects Fund, and $978 million in the Refund Reserve Account.

GAAP-Basis results for prior fiscal years
The Comptroller prepares Basic Financial Statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The Basic Financial Statements, released in July each year, include the Statement of Net Assets and Activities, the Balance Sheet and Statement of Revenues, Expenditures and Changes in Fund Balances for the Governmental Funds, the Statements of Net Assets, Revenues, Expenses and Changes in Fund Net Assets and Cash Flows for the Enterprise Funds, the Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets and the Combining Statements of Net Assets and Activities for Discretely Presented Component Units. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the Basic Financial Statements, other supplementary information which includes individual fund combining statements, and a statistical section.

Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us.

Fiscal year 2009-10—GAAP-Basis results
Net assets.    Over time, increases or decreases in net assets may serve as a useful indicator of changes in a government’s financial position. The State reported net assets of $28.1 billion, comprised of $64.3 billion in capital assets net of related debt, and $3.8 billion in restricted net assets, offset by an unrestricted net assets deficit of $39.9 billion. Net assets reported for governmental activities decreased by $2.9 billion from a year ago, decreasing from $30.9 billion to $28 billion.

Unrestricted net assets for governmental activities—the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements—had a deficit of $38.5 billion at March 31, 2010.

The deficit in unrestricted governmental net assets, which increased by nearly $3.1 billion in the 2009-10 fiscal year, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included securitizing the State’s future tobacco settlement receipts ($3.3 billion), eliminating the need for seasonal borrowing by the Local Government Assistance Corporation ($3.6 billion), and borrowing for local highway and bridge projects ($3.7 billion), local mass transit projects ($2.1 billion), and a wide variety of grants and other expenditures not resulting in governmental capital assets ($12.7 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

Net assets for the State’s business-type activities decreased by 96.2%, to $116 million in the 2009-10 fiscal year compared to $3 billion in the 2008-09 fiscal year. The decrease in net assets for business-type activities was caused primarily by: unemployment benefit payments for the Unemployment Insurance Fund exceeding employer contributions ($1.7 billion); SUNY and CUNY Senior College operating expenses exceeding operating revenues and State support ($1 billion and $108 million, respectively); and Lottery expenses, including education aid transfers, exceeding revenues ($109 million).

Governmental activities.    The State’s total revenues for governmental activities of $125.9 billion were less than its total expenses of $126.7 billion by $760 million. However, the amount that taxpayers ultimately financed for activities through State taxes and other State revenue was $63.1 billion including education aid transfers from the State Lottery of $2.7 billion, grants and contributions of $51.3 billion, and revenues derived by those who directly benefited from the programs of $11.6 billion. Overall, the State’s governmental program revenues, including intergovernmental aid, fees for services and capital grants were $62.9 billion in fiscal year 2009-10. The State paid for the remaining “public benefit” portion of governmental activities with $58 billion in taxes and $5 billion in other revenues including investment earnings.

Business-type activities.    The cost of all business-type activities this year was $27.8 billion. This increase in business-type activities expenses was caused primarily by increases in unemployment benefit payments for the Unemployment Insurance Fund. The amount that taxpayers ultimately financed for activities reported as transfers was $1.8 billion because some activity costs were paid by those directly benefiting from the programs ($11.9 billion), grants and contributions ($11 billion). The increase in revenues from operating grants and contributions was due to Federal reimbursable benefit programs to provide relief for the sharp increase in unemployment benefit payments. The increase in revenues from charges for services was primarily caused by increases in Lottery ticket sales, increases in SUNY hospitals’ inpatient and outpatient revenues and Medicaid Disproportionate Share Program revenue, and increases in student enrollment and tuition rates, residence hall occupancy levels and modest increases in room rates and fee revenues.

State funds.    The State uses fund accounting to ensure and demonstrate compliance with legal and finance-related requirements. As the State completed the year, its governmental funds reported a combined fund balance of $3.9 billion. Included in this year’s total change in fund balance is a deficit of $594 million in the State’s General Fund which resulted from expenditures exceeding revenues by $9.3 billion, which was offset by transfers to the General Fund. Although the General Fund reported an increase in personal income taxes ($3.1 billion) and miscellaneous revenues ($2.1 billion), the General fund also reported a $115 million decrease in consumption and use taxes, a $180 million decrease in business tax revenue and a $215 million decrease in other taxes. The increase in personal income tax was due to the elimination of the middle class School Tax Relief (“STAR”) rebate program and an increase in withholding and estimated tax payments from the same period last year. Miscellaneous revenues increased primarily due to a temporary increase in public utility assessments and increased collections of abandoned property. The decline in consumption and use taxes is primarily due to a decrease in sales tax collections from household spending. The decline in business taxes is due to a slowdown in corporate profitability and a decrease in audit and compliance receipts. The increase in General Fund revenues was combined with a $2.5 billion decrease in expenditures. Local assistance expenditures decreased by nearly $2.1 billion, due primarily to increased Medicaid assistance from the Federal government and a reduction of local aid spending. State operations decreased $409 million, due primarily to across-the-board reductions in agency operating budgets.

The State ended the 2009-10 fiscal year with a General Fund accumulated deficit fund balance of $3.5 billion.

Capital assets.    As of the end of the 2009-10 fiscal year, the State had $90.6 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure which includes such things as roads and bridges. This amount represents a net increase (including additions and deductions) of $1.8 billion over the 2008-09 fiscal year.

The State-owned roads and bridges that are maintained by the Department of Transportation are being reported using the modified approach. As allowed by the reporting provisions in GASB 34, infrastructure assets that meet prescribed criteria do not have to be depreciated but must be maintained at levels defined by State policy. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.4 billion in the 2009-10 fiscal year.

The State’s 2010-11 fiscal year capital budget calls for it to spend $8.8 billion for capital projects in the 2009-10 fiscal year, of which $4.3 billion is for transportation projects. To pay for these capital projects the State plans to use $420.9 million in general obligation bond proceeds, $3.9 billion in other financing arrangements with public authorities, $2 billion in Federal funds, and $2.5 billion in funds on hand or received during the year.

Debt administration.    The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt) and other obligations that are authorized by legislation but not approved by the voters (non-voter approved debt), including lease-purchase and contractual obligations where that State’s legal obligation to make payments is subject to and paid from annual appropriations made by the Legislature or assignment of revenue in the case of Tobacco Settlement Revenue Bonds. One minor exception, Equipment and Building Capital Leases and Mortgage Loan Commitments which represent $437 million as of March 31, 2010, do not require legislative or voter approval. Other obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State’s governmental activities—thus it is not expected to be repaid from resources generated by business-type activities. The State Finance Law allows the bonded portion of this single combined debt portfolio, which includes debt reported in both governmental and business-type activities combined, to include debt instruments which result in a net variable rate exposure in an amount that does not exceed 20% of total outstanding State-supported debt, and interest rate exchange agreements (swaps) that do not exceed 20% of total outstanding State-supported debt. At March 31, 2010, the State had $1.3 billion in State-supported (net) variable rate bonds outstanding and $2.6 billion in interest rate exchange agreements, in which the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate. In addition, the State had $1.8 billion in convertible bonds, which bear a fixed rate until future mandatory tender dates in 2011, 2012 and 2013 at which time they can convert to either a fixed or variable rate. The interest rate mode will be determined close to the conversion date. Similar to the convertible bonds, the State also entered into approximately $618 million in swaps that create synthetic variable rate exposure in the future. In these transactions, the State issued fixed rate bonds and entered into forward-starting swaps in which it receives a fixed rate that exceeds the rate it pays on the bonds and pays a variable rate of interest based on the Securities Industry and Financial Markets Association (“SIFMA”) or London Interbank Offered Rate (“LIBOR”) Index, resulting in the State paying net variable rates. The net result is the State will be paying interest at a fixed rate through 2014, and a variable rate between 2014 and 2030.

At March 31, 2010, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 2.5% of the State-supported debt portfolio. Variable rate bonds that were converted to a synthetic fixed rate through swap agreements of $2.6 billion were equal to 5.3% of the total State-supported debt portfolio. Additionally, the State and CUNY reported $376 million and $177 million, respectively, in fixed-to-variable rate swap agreements outstanding, which are excluded from the statutory cap because at the time the transaction was completed, they offset specific risks in the State’s swap portfolio.

At March 31, 2010, the State had $55.3 billion in bonds, notes, and other financing agreements outstanding compared with $52.5 billion on March 31, 2009, an increase of $2.8 billion.

2010-11 Executive Budget
On January 19, 2010, the Governor presented his Executive Budget for fiscal year 2010-11 to the State Legislature. The Initial Plan reflected recommendations to eliminate a General Fund budget gap in fiscal year 2010-11 that was then estimated at approximately $7.4 billion. The budget gap included an estimated budget shortfall of $500 million in the 2009-10 fiscal year that was expected to be carried forward into 2010-11.

On February 9, 2010, the Governor submitted amendments to the Initial Plan. The Updated Financial Plan reflected the impact of the Governor’s amendments and substantive forecast revisions by the DOB, based on updated information through January 2010.

The Updated Financial Plan projected that the budget gap that must be addressed in fiscal year 2010-11 increased by $750 million to $8.2 billion. The increase from the Initial Plan was due to downward revisions to the personal income tax forecast based on January 2010 results, and higher expected spending for Medicaid. The revisions also increased the 2009-10 budget shortfall that was expected to be carried into fiscal year 2010-11 to $1.4 billion, an increase of $880 million from the Initial Plan.

In a report dated May 12, 2010, the DOB increased the projected General Fund budget gap for fiscal year 2010-11 to $9.2 billion. The change in the projected budget gap reflected the impact of (a) the consensus revenue forecast for the economy and estimates of receipts for the 2009-10 and 2010-11 fiscal years, dated March 1, 2010, and (b) a $160 million increase in the budget shortfall for fiscal year 2009-10 that was carried forward into 2010-11.

In addition, based on the evaluation of preliminary, unaudited results for the State’s 2009-10 fiscal year, the DOB estimated that the size of the 2009-10 budget shortfall contributing to the 2010-11 budget gap increased to approximately $1.6 billion. The increase in the shortfall over the Updated Financial Plan was due to lower than expected receipts in March 2010 from a tax penalty forgiveness program ($215 million) that was enacted as part of a mid-year deficit reduction plan for fiscal year 2009-10, offset by positive forecast revisions based on year-end results ($55 million over two years).

To maintain a balanced Executive Budget Financial Plan, the Governor on April 26, 2010 proposed an additional $620 million in gap-closing actions for legislative consideration. The actions included reductions to existing programs, new revenues, and other resources. As of April 26, 2010, the total gap-closing plan proposed by the Governor totaled $9.2 billion, consistent with the updated budget gap projected for fiscal year 2010-11.

Status of Budget Negotiations.    On March 17, 2010, the Legislature enacted the debt service appropriation bill, which included appropriations for all existing and planned State-supported, contingent-contractual, and other debt obligations for the State’s 2010-11 fiscal year, which began on April 1, 2010. As of May 12, 2010, The Legislature had not yet enacted the remainder of the annual budget for fiscal year 2010-11.

In the absence of an adopted State budget for the current fiscal year, interim appropriation bills are expected to be enacted weekly to provide for the payment of certain personal service costs, certain grants to local governments, and other items deemed necessary for legal or contractual reasons. The limited scope of interim appropriation bills is intended to help the State to maintain its cash position.

As in prior years when the State has not adopted a budget by April 1, DOB expects that the Governor will continue to submit, and the Legislature will continue to approve, interim appropriation bills to permit governmental operations to continue until a complete annual budget for 2010-11 is adopted. However, there can be no assurance that the Legislature will continue to approve interim appropriations. DOB expects that the Governor will propose budgetary measures to achieve annual savings in 2010-11 in future interim appropriation bills and as stand-alone legislative proposals.

Authorities and localities

Metropolitan Transportation Authority (MTA).    On July 27, 2010, the MTA released its preliminary 2011 budget and a July Financial Plan for 2011-2014 (the 2011-2014 Financial Plan). The 2011-2014 Financial Plan projects cash balances of $12 million in 2010, $67 million in 2011 and $(92) million in 2012. The MTA depends on financial support from the State, certain localities and affiliated agencies.

New York City.    As required by law, New York City (the “City”) prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City’s capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City’s infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the World Trade Center.

For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City’s cash flow or expenditures.

The City’s General Fund had revenues and other financing sources in fiscal year 2009 of $59.8 billion and expenditures and other financing uses of $55.9 billion, with a net surplus of $4.7 million. These expenditures and other financing uses include transfers and subsidy payments of $1.29 billion to help eliminate the projected budget gap for fiscal year 2010 and reduce the gap in fiscal years 2011 and 2012.

In June 2010, the City adopted a budget for the 2010-11 fiscal year. The Mayor subsequently submitted to the New York State Financial Control Board a new four-year financial plan (“the Plan”) based on the preliminary budget for the fiscal year 2011.

As of August 24, 2010, the City’s general obligation bonds were rated “Aa2” by Moody’s, “AA” by Standard & Poor’s and “AA” by Fitch.

Municipal downgrades and bankruptcies.    Municipal bonds may be more susceptible to being downgraded, defaulting, and filing for and entering into bankruptcy during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the fund’s investments. Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the fund’s investments.

Bond rating

As of August 24, 2010, the State’s general obligation bonds were rated “Aa2” by Moody’s, “AA” by Standard & Poor’s and “AA” by Fitch.

The ratings reflect only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There can be no assurance that current ratings will be maintained in the future. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. A downward revision or withdrawal of any such rating may have an adverse effect on the marketability and market prices of the bonds held by the fund.

Legal proceedings
The State is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the fund. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Special considerations relating to New Jersey municipal securities.    The following information provides only a brief summary, and not a complete description, of the complex factors affecting the financial situation in New Jersey (the “State”) and is derived primarily from State and local agency-issued materials that are publicly available. Such information is believed to be accurate, although it has not been independently verified. This information may change without notice. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and there is no obligation on the part of the State to make payments on local government obligations in the event of default or financial difficulty. It should be further noted that, in the wake of the global economic recession, bond issuers may continue to encounter difficulties that negatively impact the marketability of State municipal securities. The overall impact these difficulties may have is unknown.

New Jersey’s economy, like the rest of the US, experienced a severe economic downturn which continued through 2009.

According to the United States Bureau of Labor Statistics and the New Jersey Department of Labor, the rate of unemployment has more than doubled since the recession began in November 2007, when the State’s unemployment rate was 4.4%. Private-sector job growth lagged behind other states in the region. Between December 2006 and December 2009, New Jersey lost more than 224,000 private sector jobs, a 6.5% decline. In that same time period, Pennsylvania and New York fared much better, though they still endured declines of 4.7% and 3.2% respectively. In January 2010, New Jersey’s unemployment rate was 9.9% after reaching 10.1% in December 2009 and topping the national average for the first time since 2006. As of June 2010, New Jersey’s preliminary unemployment rate (9.6%) remained above the national rate (9.5%). New Jersey’s unemployment rate averaged 9.2% in 2009.

In all categories measuring states’ debt burdens – whether the comparison is per capita or in total – New Jersey is in the top five. The first $2.5 billion of New Jersey’s Budget – before any programs, departments or services are funded – is spent on debt service. New Jersey’s pension liabilities grew 104% from 1999 to 2008. During this same time, assets in those same pension systems grew by just 35%.

New Jersey’s total revenues for fiscal 2011 are expected to be $28.3 billion, or $490 million less than the original fiscal 2010 Budget. Estimated revenues are $1.2 billion lower than in fiscal 2009, and $4.9 billion lower than in fiscal 2008. Economic indicators suggest a slow national recovery is underway, but the momentum of the recovery slowed in the first quarter and may not be sustained beyond summer 2010. Sales and corporate business tax collections are expected to rise, more than offsetting falling income tax collections when compared to the revised fiscal 2010 estimate. The income tax base is projected to increase by approximately 4.6% in tax year 2010 and continue to grow at a moderate pace of 2.9% rate in tax year 2011, reflecting the steady but moderate paced recovery outlook for personal income anticipated by a number of independent economic forecasting services.

The forecast of sales tax revenue for fiscal 2011 is $7.855 billion, which is a decrease of $110 million from the original fiscal 2010 Budget. Economic indicators suggest sales tax collections should slowly rise as the recovery continues to proceed, though at a slow pace. Sales tax collections fell by almost $900 million from 2009 to 2010 from a peak of $8.395 billion in fiscal 2008. Forecasts have proven difficult since the nation went into recession in December 2007. Forecasters predicted $7.965 billion in sales tax collections at the start of fiscal 2010.

Financial results for fiscal year ended June 30, 2009
New Jersey operates on a fiscal year ending June 30. New Jersey ended fiscal year 2009 with combined net assets totaling a negative $21.1 billion. This amount represents a decrease of $8.7 billion from the prior fiscal year. Approximately 53.7% of New Jersey’s total revenue came from general taxes, while 27.4% was derived from operating grants. Charges for services amounted to 17.8% of total revenues, while other items such as capital grants, interest and investment earnings, and miscellaneous revenues accounted for the remainder. State expenditures cover a range of services. The largest expense, 25.0% was for educational, cultural, and intellectual development, which includes approximately $1.0 billion disbursed by the New Jersey Schools Development Authority to help finance school facilities construction. Government direction, management and control amounted to 20.1% of total expenditures, while physical and mental health amounted to 18.0%. Other major expenditures focused on economic planning, development, and security; public safety and criminal justice; and community development and environmental management.

During fiscal year 2009, governmental activity expenses exceeded program revenues. This imbalance was mainly funded through $27.8 billion of general revenues (mostly taxes and transfers). The remaining $8.0 billion resulted in a decrease in net assets. Expenses from business-type activities in fiscal year 2009 exceeded revenue by $184.1 million.

During fiscal year 2009, State revenues, including transfers, totaled $50.2 billion, an increase of $0.1 billion from the prior fiscal year. General taxes totaled $26.9 billion and accounted for 53.6% of total State revenues for the fiscal year. The State’s Gross Income Tax totaled $10.5 billion, the Sales and Use Tax totaled $8.3 billion, and the Corporation Business Tax totaled $2.7 billion. The State’s three major taxes comprised 79.5% of the total general taxes that were collected during fiscal year 2009. Fiscal year 2009 expenditures totaled $58.8 billion, an increase of $3.4 billion from the prior fiscal year. Of that amount, $3.2 billion reflects an increase in unemployment benefits paid due to the depressed economy and high unemployment. A $0.6 billion increase in spending for economic planning, development, and security coupled with a $0.4 billion increase in physical and mental health spending was offset by a $0.9 billion decrease in education, cultural, and intellectual development spending. Overall, 42.9% of all New Jersey expenditures occurred in the areas of education, higher education, and physical and mental health.

Funds financial analysis for the fiscal year 2009

New Jersey’s governmental funds reported June 30, 2009 fund balances of $8.1 billion. The $2.0 billion decrease in fund balance was primarily from lower fiscal year 2009 revenues resulting from the economic downturn.

The General Fund.    The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The General Fund balance for the fiscal year ended June 30, 2009 was $3.1 billion, of which $2.2 billion represented unreserved fund balances. During the fiscal year 2009, the total fund balance decreased by $1.5 million. The Surplus Revenue Fund is an account within the State’s General Fund that is used as a “Rainy Day Fund.” Surplus revenue is defined as an amount equivalent to 50.0% of the excess between the amount certified by the Governor at the time of the approval of the annual Appropriations Act and the amount of General Fund revenue reported from the annual financial report of the General Fund for that fiscal year. As of June 30, 2009 the State’s Surplus Revenue Fund had a balance of zero. During fiscal year 2009, the State withdrew $741.7 million from the Surplus Revenue Fund.

On a budgetary basis, general revenues of $28.8 billion were $4.2 billion lower than the final budget. The negative variance was primarily the result of unearned federal and other grant revenues of $2.0 billion, and declines in other revenues of $1.4 billion, services and assessments of $482.4 million, taxes of $286.8 million and licenses and fees of $102.0 million. Federal and other grant revenues are not earned unless there has been a grant award and eligible grant expenses incurred. To the extent that Federal and grant appropriations are made in anticipation of grant awards and the incurrence of grant expenditures, grant revenues are budgeted.

Total expenditures were $3.1 billion lower than original appropriations set forth in the annual Appropriations Act plus supplemental appropriations enacted during the fiscal year. A major cause for under spending resulted from the State’s historical practice of over appropriating federal funds. This practice allows the State to receive the maximum federal dollars that become available. During fiscal year 2009, the State’s appropriation of federal funds and other grants exceeded expenditures by $2.0 billion. These excess appropriations are available for use in future years. From a program perspective, under spending in fiscal year 2009 includes $564.8 million from economic planning, development and security, $519.4 million from community development and environmental management, $505.8 million from educational, cultural and intellectual development, $494.2 million from government direction, management, and control, $464.2 million from public safety and criminal justice, $401.2 million from physical and mental health, $113.7 million from special government services, and $74.5 million from transportation.

Property Tax Relief Fund.    The Property Tax Relief Fund accounts for revenues from the gross income tax and 0.5% of the sales and use tax that is constitutionally dedicated for property tax relief. Appropriations from this fund are exclusively used for the constitutional purpose of reducing or offsetting property taxes. During the fiscal year 2009, $12.1 billion of property tax relief expenditures were made out of this fund. The Property Tax Relief Fund’s fiscal year 2009 ending unreserved—undesignated fund balance is zero.

Unemployment Compensation Fund.    The Unemployment Compensation Fund accounts for monies deposited from employers and employees contributions for unemployment compensation, amounts credited or advances made by the Federal Government, and amounts received from any other source. After consideration is given to any claim for refund of overpayment of contributions, the Division of Employment Security transfers the remainder to the Treasurer of the United States for credit to the State’s Unemployment Compensation Fund. During the fiscal year 2009, $120.0 million was deposited into the State of New Jersey Unemployment Compensation Fund from the State’s General Fund to provide benefits for unemployed workers.

State lottery fund.    Monies derived from the sale of State lottery tickets are deposited into this fund. Disbursements are authorized for the payment of prizes to winning lottery tickets holders, vendor fees in the production and distribution of lottery tickets and for the administrative expenses of the Division of State Lottery. Available fund balances are transferred to the State’s General Fund in support of the amounts annually appropriated for State institutions and for education. The present value of obligations for future installment payments of lottery prizes, which are funded by the purchase of deposit fund contracts and United States Government Treasury securities are accounted for in this fund.

In fiscal year 2009, gross revenues totaled $2.5 billion, of which $1.5 billion was returned in prizes, $887.2 million went to State education and institutions, $190.5 million was paid to sales agents and ticket vendors, and $21.5 million covered Lottery operational and promotional expenses. As of June 30, 2009, the

State Lottery, since its inception, has generated over $46.9 billion in gross revenues, $24.9 billion in prizes, and contributed $18.2 billion to the State.

Special revenue funds.    These funds are used to account for the proceeds of specific revenue sources that are legally restricted to expenditure for specific purposes such as education, environment and health care. Special Revenue Funds include the Casino Revenue Fund (“CRF”), the Casino Control Fund and the Gubernatorial Elections Fund.

The CRF was established in 1976 with the provision that State revenues derived from casino gambling would be applied solely for the purpose of “providing funding for reductions in property taxes, rental, telephone, gas, electric, and municipal utilities charges of eligible senior citizens and disabled residents of the State in accordance with such formulae as the Legislature shall by law provide.” The Fund’s authorized use was expanded in 1981 to include additional or expanded health services or benefits, transportation services, or benefits to eligible senior and disabled residents.

Total CRF revenues of $274.6 million are projected for fiscal year 2011. Total CRF revenues also include $12.7 million from the additional taxes implemented in fiscal year 2004.

The CRF depends exclusively on revenue from the New Jersey casino industry. The continued viability of that industry is therefore critical to the CRF. While the revenue generated by Atlantic City casino’s has declined from its peak in 2006, the State’s casino gaming industry is still the second largest in the United States and its overall contribution to the economy of New Jersey remains considerable.

The majority of total CRF resources are expected to be used to support the Safe Housing and Transportation program.

The Casino Control Fund is used to account for fees from the issuance and annual renewal of casino licenses. Appropriations are made to fund the operations of the Casino Control Commission and the Division of Gaming Enforcement.

The Gubernatorial Elections Fund is used to account for receipts from the dollar designations on New Jersey Gross Income Tax returns. When indicated by the taxpayer, one dollar of the tax is reserved from Gross Income Tax revenues and credited to the Gubernatorial Elections Fund. These funds are available for appropriation pursuant to The New Jersey Campaign Contributions and Expenditures Reporting Act.

Fiduciary funds.    These funds, which include State pension funds, are used to account for resources held by the State for the benefit of parties outside of State government. Fiduciary funds are reported using the accrual basis of accounting, in separate Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets. Government-wide financial statements exclude fiduciary fund activity and balances since the assets are legislatively restricted in purpose and do not represent discretionary assets the State can use to fund its operations.

Proprietary funds.    These funds are used to account for State business-type activities. Since these funds charge fees to external users, they are known as enterprise funds. Proprietary funds provide the same information as government-wide financial statements and use the accrual basis of accounting.

Governor’s fiscal year 2011 budget message

The Governor’s fiscal year 2011 Budget Message was delivered on March 16, 2010. The proposed budget alters spending habits while, in the Governor’s opinion, preserving core services and social safety nets and advancing fiscal reforms to put New Jersey back on the path to prosperity. Chief among the Governor’s proposed reforms is a constitutional amendment to impose hard caps of 2.5% on municipal, county and school district property tax increases. Combined with other reforms, including those planned for public employee pension and health benefits, the proposed budget provides municipalities and school districts a tool kit of reforms to control spending and property taxes.

The budget proposal cuts spending across hundreds of State programs and operations, reducing the current year anticipated State-supported spending of $29.86 billion by $1.6 billion or 5.3%. It is also $2.9 billion or 8.9% less than the adjusted fiscal year 2010 appropriation of $32.1 billion, when non-recurring federal stimulus funding is included.

New Jersey capital project financings
General obligation bonds.    New Jersey is empowered by voters to authorize, issue, and incur debt subject to certain constitutional restrictions. General obligation bond acts are both legislatively and voter-approved and are backed by the full faith and credit of New Jersey. As of June 30, 2009, New Jersey had $2.5 billion of general obligation bonds outstanding with another $702.4 million of bonding authorization remaining from various general obligation bond acts. The amount provided by the General Fund for debt service payments for fiscal year 2009 was $270.9 million.

New Jersey has refunded various outstanding general obligation bonds. Refunding bond proceeds are used to purchase and deposit US Treasury Obligations—State and Local Government Series or open market US Treasury Securities into a separate irrevocable trust fund held by a trustee. The investments and the fixed earnings that accrue through the trust are sufficient to fully service the defeased debt until it is called or matures. For financial reporting purposes, the refunded debt is considered defeased at the time the refunding bonds have been issued. Therefore, the refunded debt is removed as a liability from the State’s long-term obligations.

Tax and revenue anticipation notes.    In fiscal year 1992, New Jersey initiated a program pursuant to which it issues tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues.

Bonds guaranteed by New Jersey.    The New Jersey Sports and Exposition Authority (“NJSEA”) issues State-guaranteed bonds. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA’s revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey’s guarantee.

“Moral Obligation” bonds.    The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by these entities. Pursuant to such legislation, a designated official is required to certify any deficiency in debt service funds maintained to meet payments of principal and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State Legislature is not legally bound to make an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as “moral obligation” bonds. There is no statutory limitation on the amount of “moral obligation” bonds which may be issued by eligible State entities. Currently, bonds issued by the South Jersey Port Corporation (“SJPC”), the New Jersey Housing and Mortgage Finance Agency and the Higher Education Student Assistance Authority fall under this category. Furthermore, the New Jersey Housing and Mortgage Finance Agency and the Higher Education Student Assistance Authority have not had a deficiency in their respective debt service funds which required the State to appropriate funds. The State provides the SJPC with funds to cover all debt service and property tax requirements when the SJPC’s earned revenues are anticipated to be insufficient to cover these obligations.

Obligations supported by New Jersey revenue subject to annual appropriation.    New Jersey has entered into a number of leases and contracts described below (collectively, the “Agreements” and each an “Agreement”) with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. New Jersey’s obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below (“swap agreements”) entered into with respect to such financings. Under such swap agreements, the issuer is required to pay a fixed rate to the swap counterparty and any swap termination payment. If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer’s related obligation, the issuer must pay such deficiency. New Jersey’s obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.

New Jersey Economic Development Authority.    The New Jersey Economic Development Authority (“NJEDA”) issues bonds secured by Agreements pursuant to a number of legislative programs, including: (i) Economic Recovery Bonds; (ii) Pension Bonds; (iii) Market Transition Facility Bonds; (iv) the Community Mental Health Loan Program; (v) the School Facility Construction Bonds; (vi) the Motor Vehicle Security and Customer Service Act; (vii) the lease financing program; (viii) bonds to fund certain business employment incentive grants; (ix) the Motor Vehicle Surcharges Securitization Act; (x) the Cigarette Tax Securitization Act; and (xi) the Municipal Rehabilitation and Economic Recovery Act.

Swap agreements.    NJEDA entered into three forward interest rate swap agreements associated with $604.9 million in bonds issued under the Educational Facilities Construction and Financing Act in fiscal year 2007. The interest rate swap agreements were designed to commence on September 1, 2006 and November 1, 2006 and to terminate on September 1, 2031 and November 1, 2016 respectively. Under the agreements, the Authority would pay a fixed rate of 4.41% per annum and 4.32% per annum, respectively, to the counterparty and receive a variable rate equal to 75% of the one-month LIBOR and 75% of the one-month LIBOR plus 5.25 basis points.

On February 26, 2007, NJEDA amended its March 1, 2007 swap agreement to extend its commencement date to May 1, 2010 and the termination date to March 1, 2035. In addition, the swap agreement was amended to provide that NJEDA pay a fixed rate of 4.25%. On the same date, NJEDA amended a second March 1, 2007 swap agreement to extend its commencement date to May 1, 2009 and the termination date to March 1, 2034. In addition, the swap agreement was amended to provide that NJEDA pay a fixed rate of 4.51%. On the same date, a third swap agreement dated March 1, 2007 was amended to extend its commencement date to November 1, 2009 and the termination date to September 1, 2034. In addition, the swap agreement was amended to provide that NJEDA pay a fixed rate of 4.55%. On March 2, 2007, NJEDA amended a fourth March 1, 2007 swap agreement to extend its commencement date to November 1, 2008 and the termination date to September 1, 2033. In addition, the swap agreement was amended to provide that NJEDA pay a fixed rate of 4.49%. For the entire swap agreements listed above, NJEDA will receive a variable rate equal to 62.0% of the one-month LIBOR plus 40.0 basis points.

The State of New Jersey has entered into six swap agreements in association with $1.8 billion of future bond transactions involving NJEDA’s School Facilities Construction Program. The purpose of entering into the swap agreements was to take advantage of “locking in” historically low fixed interest rates for bonds that are to be issued in the future. The swap agreements have allowed the State the opportunity to limit its interest rate exposure.

On October 31, 2006, NJEDA amended its November 1, 2006 Business Employment Incentive Program swap agreement to allow its counterparty to partially hedge NJEDA’s School Facilities Construction Bonds, 2004 Series H.

New Jersey Turnpike Authority.    The New Jersey Turnpike Authority (“NJTA”) is authorized to construct, maintain, repair, and operate turnpike projects at locations established by law. Furthermore, the Authority may issue turnpike revenue bonds or notes of the NJTA, subject to prior approval by the Governor and by either or both the State Treasurer and Comptroller, payable solely from tolls and other revenues of the NJTA. Effective July 9, 2003, the New Jersey Highway Authority merged and became part of the NJTA.

Garden State Preservation Trust.    In July 1999, New Jersey established the Garden State Preservation Trust (“GSPT”) for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1 billion. Currently, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer.

New Jersey Certificates of Participation.    Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.

New Jersey supported school and county college bonds.    Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.

Conduit indebtedness of New Jersey authorities and instrumentalities.    Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority; (ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

Counties and municipalities
Regulation of county and municipal finance.    New Jersey’s county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the “Division”) in the New Jersey Department of Community Affairs.

The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) (the “Local Budget Law”) imposes specific budgetary procedures upon counties and municipalities (“local units”). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the “Director”). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the “Cap Law”) limits the year-to-year increase of the total appropriations of any local unit to either 5% or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5%, the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5%, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5%. Regardless of the rate utilized, certain exceptions exist to the Cap Law’s limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds; (iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year’s cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

Regulation of the Issuance of bonds by counties and municipalities.    New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt (“statutory deduction”) from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

School districts
Regulation of school district finance.    All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the “School Intervention Act”). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, the New Jersey Department of Education has ordered the creation of a State-operated school district in the City of Jersey City, the City of Paterson and the City of Newark.

New Jersey’s school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey’s supervision of school finance closely parallels that of local governments.

Regulation of the issuance of bonds by school districts.    School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the “School Bond Law”), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see “Counties and Municipalities—Regulation of the issuance of bonds by counties and municipalities” herein). Although school districts are exempted from the 5% down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

School district lease purchase financings.    School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district’s budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district’s spending limitation of the General Fund.

New Jersey School Bond Reserve Act.    The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated fund for the support of free public schools. Under this law, the reserve is maintained at an amount equal to 1.5% of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due.

Local financing authorities
Regulation of local financing authorities.    The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.

Regulation of the issuance of bonds by local financing authorities.    Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

Pollution control bonds.    In the 1970’s, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey’s system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.

Qualified bonds.    In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of “qualified bonds.” Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These “qualified bonds” are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey.

Municipal downgrades and bankruptcies.    Municipal bonds may be more susceptible to being downgraded, defaulting, and filing for and entering into bankruptcy during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the fund’s investments. Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the fund’s investments

Bond rating
As of August 24, 2010, the State’s general obligation bonds were rated “Aa2” by Moody’s, “AA” by Standard & Poor’s and “AA” by Fitch.

The ratings reflect only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There can be no assurance that current ratings will be maintained in the future. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. A downward revision or withdrawal of any such rating may have an adverse effect on the marketability and market prices of the bonds held by the fund.

Litigation of the State of New Jersey
General.    At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey

does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act.

Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.

Investment limitations of the funds
Fundamental investment limitations.    The following investment limitations cannot be changed with respect to a fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), each fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

Each fund will not:

(1)	Purchase any security if, as a result of that purchase, 25% or more of the fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers’ acceptances of domestic branches of US banks.

The following interpretations apply to, but are not a part of, this fundamental limitation: With respect to this limitation, (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry; and (c) taxable municipal securities will not be considered municipal securities for purposes of this industry concentration limitation.

(2)	Issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(3)	Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

The following interpretation applies to, but is not a part of, this fundamental restriction: The fund’s investments in master notes and similar instruments will not be considered to be the making of a loan.

(4)	Engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(5)	Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)	Purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Money Market Portfolio, U.S. Government Portfolio and Tax-Free Fund will not:

(7)	Purchase securities of any one issuer if, as a result, more than 5% of the fund’s total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

With respect to Money Market Portfolio and U.S. Government Portfolio, the following interpretation applies to, but is not a part of, fundamental limitation (7): Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

With respect to Tax-Free Fund, the following interpretation applies to, but is not a part of, fundamental limitation (7): Each state, territory and possession of the United States (including the District of Columbia and Puerto Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the fund exceeds 10% of the fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

California Municipal Money Fund’s investment policy of investing at least 80% of its net assets in California municipal securities and the similar investment policies of New York Municipal Money Fund relating to investments in New York municipal securities, New Jersey Municipal Money Fund relating to investments in New Jersey municipal securities, and Tax-Free Fund relating to investments the income from which is exempt from federal income tax may not be changed without approval of the appropriate fund’s shareholders.

Non-fundamental investment limitations.    The following investment restrictions are not fundamental and may be changed by each board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

Each fund will not:

(1)	Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2)	Engage in short sales of securities or maintain a short position, except that the fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3)	Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

(4)	Purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

U.S. Government Portfolio’s investment policy of investing at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements, may be changed by the fund’s board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

Disclosure of portfolio holdings

Policies and procedures generally.    UBS Global AM and each fund’s board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of a fund. UBS Global AM and each fund’s chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of a fund’s investment advisor, sub-advisor, distributor, or any affiliated person of a fund, its investment advisor, sub-advisor or its distributor, on the other. Each fund’s disclosure policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, each fund’s portfolio holdings will not be made available to anyone outside of UBS Financial Services Inc. and UBS Global AM unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy.

After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS Global AM and each fund’s board determined that the funds have a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

UBS Global AM’s procedures require that the UBS Global AM Legal and/or Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a fund’s portfolio holdings is for a legitimate business purpose and in the best interests of the fund’s shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of each fund or the UBS Global AM Legal and/or Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM Legal and/or Compliance Departments will periodically review how each fund’s portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM affiliates and fiduciaries, and broker-dealers to ensure that such use is for legitimate business reasons and in the best interests of the fund’s shareholders.

Board oversight.    Each fund’s board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement by the funds’ chief compliance officer of the portfolio holdings disclosure policies and procedures and the fund’s policies and procedures regarding the misuse of inside information, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings, and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS Global AM and each fund’s board reserve the right to amend a fund’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time subject to the approval of each fund’s board.

Complete portfolio holdings. Disclosure to service providers subject to confidentiality and trading restrictions.    UBS Global AM, for legitimate business purposes, may disclose a fund’s complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party’s custodian or transfer agent, as necessary in connection with redemptions in kind, and other third parties that provide services (collectively, “Service Providers”) to UBS Global AM and/or a fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information, pursuant to the terms of the service agreement between the Service Provider and a fund or

UBS Global AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a fund officer or the General Counsel or an Associate General Counsel with the Legal and Compliance Departments of UBS Global AM.

Complete portfolio holdings. Disclosure to UBS Global AM affiliates and certain fiduciaries subject to confidentiality and trading restrictions.    A fund’s complete portfolio holdings may be disclosed between and among the following persons (collectively, “Affiliates and Fiduciaries”), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of a fund or by an attorney in the Legal and Compliance Departments of UBS Global AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under UBS Global AM’s code of ethics, a fund’s policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the code of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to a fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM or a fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a fund’s current advisor; (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties; and (vi) custodians or other third parties as necessary in connection with redemptions in kind of the fund shares.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by the UBS Global AM Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed and the risk of harm to a fund and its shareholders and the legitimate business purposes served by such disclosure.

Complete and partial portfolio holdings. Arrangements to disclose to service providers and fiduciaries.    As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the funds have arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the funds are:

•	State Street Bank and Trust Company, each fund’s custodian and securities lending agent, receives portfolio holdings information daily on a real-time basis.

•	Ernst & Young LLP, each fund’s independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP for semiannual reporting purposes. Ernst & Young LLP also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP.

•	Bloomberg L.P., which provides analytical services, receives portfolio holdings information on a quarterly basis with a 60-day lag. The rating agencies of Morningstar and Lipper also receive portfolio holdings information on a quarterly basis so that each fund may be included in each rating agency’s industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

•	A limited number of financial printers used by each fund to print and file its annual and semiannual shareholder reports and other regulatory materials. There is at least a three week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the parties.

•	RiskMetrics Group receives portfolio holdings information daily on a real-time basis in connection with proxy voting and class action claims processing services provided to the funds.

Complete and partial portfolio holdings. Disclosure to broker-dealers in the normal course of managing fund assets.    An investment advisor, administrator or custodian for a fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning a fund’s portfolio holdings, other investment positions or securities transactions without the consent of a fund or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund, or an attorney in the UBS Global AM Legal and Compliance Departments. A fund has not given its consent to any such use or disclosure and no person or agent of UBS Global AM is authorized to give such consent except as approved by a fund’s board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the fund, its shareholders, and the legitimate fund purposes served by such disclosure.

Complete and partial portfolio holdings. Disclosure as required by Applicable Law.    Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings). The UBS Global AM Legal Department must authorize the disclosure of portfolio holdings information when required for a legal or regulatory purpose. The UBS Global AM Legal Department may not be able to prevent or place restrictions on the disclosure of a fund’s portfolio holdings when compelled by law or regulation to provide such information, even if the UBS Global AM Legal Department determines that such disclosure may not be in the best interest of fund shareholders or that a material conflict of interest is present or appears to be present. However, the UBS Global AM Legal Department will attempt to monitor the use of any fund portfolio holdings information disclosed as required by law or regulation.

Disclosure of non-material information.    Policies and procedures regarding non-material information permit UBS Global AM fund officers, UBS Global AM fund portfolio managers, and senior officers of UBS Global AM Finance, UBS Global AM Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM who has been authorized by the UBS Global AM Legal and Compliance Departments’ representatives (collectively, “Approved Representatives”) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to a fund or its portfolio holdings and/or other investment positions (collectively, “commentary and analysis”) or any changes in the portfolio holdings of a fund that occurred after the most recent calendar-quarter end (“recent portfolio changes”) to any person if such information does not constitute material nonpublic information and complies with the portfolio holdings disclosure policies and procedures described above.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a fund. Nonexclusive examples of commentary and analysis about a fund include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

“Approved Representatives” include persons employed by or associated with UBS Global AM who have been authorized by the Legal and Compliance Departments of UBS Global AM to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

Prohibitions on disclosure of portfolio holdings.    No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS Global AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

Prohibitions on receipt of compensation or other consideration.    The portfolio holdings disclosure policies and procedures prohibit a fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in a fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Organization of the funds; directors/trustees and officers;
principal holders and management ownership of securities

UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each a “Corporation”) were organized on July 2, 1982 as Maryland corporations. Money Fund has three operating series and has authority to issue 90 billion shares of common stock, par value $0.001 per share (60 billion shares are designated as shares of Money Market Portfolio and 10 billion are designated as shares of U.S. Government Portfolio). Tax-Free Fund has authority to issue 20 billion shares of common stock, par value $0.001 per share. UBS Managed Municipal Trust and UBS Municipal Money Market Series (each a “Trust”) were formed on November 21, 1986 and September 14, 1990, respectively, as business trusts under the laws of the Commonwealth of Massachusetts. Managed Municipal Trust has two operating series (California Municipal Money Fund and New York Municipal Money Fund) and Municipal Money Market Series has one (New Jersey Municipal Money Fund). Each Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, of existing or future series.

Each Corporation or Trust is governed by a board of directors or trustees (sometimes referred to as “board members”), which oversees the business operations of the applicable fund. Each board is authorized to establish additional series of a Corporation or Trust. Each board member serves an indefinite term of office. The tables below show, for each director or trustee and executive officer, his or her name, address and age, the position held with the fund, the length of time served as a board member or officer of the fund, the board member’s or officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the board member or for which a person served as an officer, and other directorships held by such board member.

Interested Board Members

Term of
office† and
	Position(s)	length of		Number of portfolios in	Other directorships
Name, address,	held with	time	Principal occupation(s)	fund complex overseen	held by
and age	funds	served	during past 5 years	by board member	board member

Meyer Feldberg††; 68 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director/ Trustee	Since 1991 (Managed Municipal Trust); Since 1992 (RMA Money Fund, RMA Tax-Free Fund); Since 1996 (Municipal Money Market Series)	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 27 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

Barry M. Mandinach†††; 54 UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, NY 10019	Director/ Trustee	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM — Americas region”). He has been with UBS Global AM — Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Independent Board Members

Richard Q. Armstrong; 75 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director/ Trustee and Chairman of the Board of Directors/ Trustees	Since 1996 (Director/ Trustee) Since 2004 (Chairman of the Board of Directors/ Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessey) (from 1982 until 1995).	Mr. Armstrong is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Term of
office† and
	Position(s)	length of		Number of portfolios in	Other directorships
Name, address,	held with	time	Principal occupation(s)	fund complex overseen	held by
and age	funds	served	during past 5 years	by board member	board member

Alan S. Bernikow; 69 207 Benedict Ave. Staten Island, NY 10314	Director/ Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was Deputy Chief Executive Officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Richard R. Burt; 63 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director/ Trustee	Since 1996	Mr. Burt is a managing director of McLarty Associates (a consulting firm) with which he has been employed since April 2007 and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc. and The European Equity Fund, Inc. and The New Germany Fund, Inc.

Bernard H. Garil; 70 6754 Casa Grande Way Delray Beach, FL 33446	Director/ Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of the OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Term of
office† and
	Position(s)	length of		Number of portfolios in	Other directorships
Name, address,	held with	time	Principal occupation(s)	fund complex overseen	held by
and age	funds	served	during past 5 years	by board member	board member

Heather R. Higgins; 50 255 E. 49th St., Suite 23D New York, NY 10017	Director/ Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).	Ms. Higgins is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

†	Each board member holds office for an indefinite term.
††	Professor Feldberg is deemed an “interested person” of the funds as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the funds may conduct transactions.
†††	Mr. Mandinach is deemed an “interested person” of the funds as defined in the Investment Company Act because of his employment by UBS Global AM — Americas region.

Officers

	Position(s)	Term of office†
Name, address,	held with	and length of	Principal occupation(s) during
and age	funds	time served	past 5 years

Joseph Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM — Americas region. Prior to joining UBS Global AM — Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark E. Carver*; 46	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management — Americas for UBS Global AM — Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM — Americas region (or its affiliates) since 1996. Mr. Carver is president of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

	Position(s)	Term of office†
Name, address,	held with	and length of	Principal occupation(s) during
and age	funds	time served	past 5 years

Thomas Disbrow*; 44	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM — Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM — Americas region. Prior to joining UBS Global AM — Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide (fund services) since October 2000. Mr. Flook is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Elbridge T. Gerry III*; 53	Vice President	Since 1996 (Managed Municipal Trust); Since 2000 (Municipal Money Market Series, RMA Tax-Free Fund)	Mr. Gerry is a managing director — municipal fixed income of UBS Global AM — Americas region (since 2001). Mr. Gerry is a vice president of six investment companies (consisting of 22 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

	Position(s)	Term of office†
Name, address,	held with	and length of	Principal occupation(s) during
and age	funds	time served	past 5 years

Erin Houston*; 33	Vice President	Since 2010 (Managed Municipal Trust; Municipal Money Market Series; RMA Tax-Free Fund)	Ms. Houston is an associate director (since October 2009) and portfolio manager (since October 2009) of UBS Global AM — Americas region. Prior to joining UBS Global AM — Americans Region, Ms. Houston was with Western Investors (from 2005 to 2009) and Citigroup Asset Management (2005). Ms. Houston is a vice president of five investment companies (consisting of 21 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 52	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM — Americas region (since 2004). He was deputy general counsel of UBS Global AM from July 2001 to July 2004. He has been secretary of UBS Global AM — Americas region since 2004 and assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM — Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

	Position(s)	Term of office†
Name, address,	held with	and length of	Principal occupation(s) during
and age	funds	time served	past 5 years

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM — Americas region (since 2005). Prior to joining UBS Global AM — Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Ms. Lee is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 41	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM — Americas region (since 2007). Prior to joining UBS Global AM — Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM — Americas region. Prior to joining UBS Global AM — Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

	Position(s)	Term of office†
Name, address,	held with	and length of	Principal occupation(s) during
and age	funds	time served	past 5 years

Ryan Nugent*; 32	Vice President	Since 2009 (Managed Municipal Trust; Municipal Money Market Series; RMA Tax-Free Fund)	Mr. Nugent is a director (since March 2010) (prior to which he was an associate director) (since 2004) and portfolio manager (since 2005) of UBS Global AM — Americas region. Prior to that he was an assistant portfolio manager to the tax free money market funds since February 2002. Mr. Nugent is a vice president of five investment companies (consisting of 24 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 44	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM — Americas region (since 2006). Prior to joining UBS Global AM — Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Robert Sabatino**; 36	Vice President	Since 2001	Mr. Sabatino is a managing director (since March 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2008) and portfolio manager of UBS Global AM — Americas region in the short duration fixed income group (since 2001). From 1995 to 2001 he was a portfolio manager at Merrill Lynch Investment Managers responsible for the management of several retail and institutional money market funds. Mr. Sabatino is a vice president of 6 investment companies (consisting of 37 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

	Position(s)	Term of office†
Name, address,	held with	and length of	Principal occupation(s) during
and age	funds	time served	past 5 years

Eric Sanders*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM — Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM — Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM — Americas region, he was chief administrative officer for the Legg Mason Partners Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

	Position(s)	Term of office†
Name, address,	held with	and length of	Principal occupation(s) during
and age	funds	time served	past 5 years

Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 1995 (Managed Municipal Trust, RMA Money Fund, RMA Tax-Free Fund); Since 1996 (Municipal Money Market Series)	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM — Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

†	Officers of the funds are appointed by the board members and serve at the pleasure of the board.
*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

Information about board member ownership of funds’ shares

Aggregate dollar range of equity securities in all
registered investment companies overseen by the
board member for which UBS Financial Services Inc.,
	Dollar range of equity	UBS Global AM or an affiliate serves as investment
Board member	securities in funds†	advisor, sub-advisor or manager†

Interested board
members
Meyer Feldberg	Money Market Portfolio: None U.S. Government Portfolio: None Tax-Free Fund: None California Municipal Money Fund: None New York Municipal Money Fund: None New Jersey Municipal Money Fund: None	Over $100,000

Barry M. Mandinach††	Money Market Portfolio: None U.S. Government Portfolio: None Tax-Free Fund: None California Municipal Money Fund: None New York Municipal Money Fund: None New Jersey Municipal Money Fund: None	Over $100,000

Independent board
members
Richard Q. Armstrong	Money Market Portfolio: None U.S. Government Portfolio: None Tax-Free Fund: $1–$10,000 California Municipal Money Fund: None New York Municipal Money Fund: None New Jersey Municipal Money Fund: None	Over $100,000

Aggregate dollar range of equity securities in all
registered investment companies overseen by the
board member for which UBS Financial Services Inc.,
	Dollar range of equity	UBS Global AM or an affiliate serves as investment
Board member	securities in funds†	advisor, sub-advisor or manager†

Alan S. Bernikow	Money Market Portfolio: None U.S. Government Portfolio: None Tax-Free Fund: None California Municipal Money Fund: None New York Municipal Money Fund: None New Jersey Municipal Money Fund: None	$50,001–$100,000

Richard R. Burt	Money Market Portfolio: None U.S. Government Portfolio: None Tax-Free Fund: None California Municipal Money Fund: None New York Municipal Money Fund: None New Jersey Municipal Money Fund: None	Over $100,000

Bernard H. Garil	Money Market Portfolio: None U.S. Government Portfolio: None Tax-Free Fund: None California Municipal Money Fund: None New York Municipal Money Fund: None New Jersey Municipal Money Fund: None	Over $100,000

Aggregate dollar range of equity securities in all
registered investment companies overseen by the
board member for which UBS Financial Services Inc.,
	Dollar range of equity	UBS Global AM or an affiliate serves as investment
Board member	securities in funds†	advisor, sub-advisor or manager†

Heather R. Higgins	Money Market Portfolio: None U.S. Government Portfolio: None Tax-Free Fund: None California Municipal Money Fund: None New York Municipal Money Fund: None New Jersey Municipal Money Fund: None	Over $100,000

†	Unless otherwise noted, information regarding ownership is as of December 31, 2009.
††	Information regarding ownership is as of July 29, 2010.

Leadership structure and qualifications of the board
The board is responsible for oversight of the funds. The board is currently composed of seven board members, five of whom are not “interested persons” of the funds as that term is defined by the Investment Company Act (“Independent Board Members”). One of the remaining two board members is independent of UBS Global AM and its affiliates but is an “interested person” of the funds within the meaning of the Investment Company Act because he is employed by a registered broker dealer that may execute transactions with the funds from time to time. The other board member is an “interested person” of the funds within the meaning of the Investment Company Act because of his employment by UBS Global AM — Americas region. The board members have selected an Independent Board Member to act as chairman of the board. The chairman of the board’s role is to preside at all meetings of the board and generally to act as a liaison with service providers, officers, attorneys and other board members between meetings. The chairman may also perform such other functions as may be delegated by the board from time to time. The board has established an Audit Committee and a Nominating and Corporate Governance Committee to assist the board in the oversight and direction of the business and affairs of the funds, and from time to time may establish ad hoc committees, informal working groups or designate one or more members to review and address the policies and practices of the funds or to liaise with the funds’ Chief Compliance Officer or service providers, including staff of UBS Financial Services Inc. or UBS Global AM, with respect to certain specified matters. The board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the board members may meet in-person or by telephone at special meetings or on an informal basis at other times. Each committee meets as appropriate to conduct the oversight functions delegated to the committee by the board and reports its findings to the board. The board and Audit Committee conduct annual assessments of their oversight function and structure. The Independent Board Members have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The board members have determined that the board’s leadership and committee structure is appropriate because it allows the board to exercise informed and independent judgment over the matters under its purview and to allocate areas of responsibility among committees of Independent Board Members and the full board in a manner that enhances the full board’s oversight.

The funds have engaged UBS Financial Services Inc. to serve as investment adviser, and UBS Financial Services Inc. has engaged UBS Global AM as sub-advisor to manage each fund on a day-to-day basis. The board is responsible for overseeing UBS Financial Services Inc., UBS Global AM and other service providers in the operations of the funds in accordance with the Investment Company Act, applicable state and other laws, and the funds’ charters. The board reviews, on an ongoing basis, the funds’ performance, operations and investment strategies and techniques. The board also conducts reviews of the roles of UBS Financial Services Inc. and UBS Global AM in running the operations of the funds.

The board has concluded that, based on each board member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other board members, each board member should serve as a board member. In determining that a particular board member is qualified to serve as a board member, the board has considered a variety of criteria, none of which, in isolation, was controlling. The board believes that, collectively, the board members have balanced and diverse experience, skills, attributes and qualifications, which allow the board to operate effectively in governing the funds and protecting the interests of shareholders. Among the attributes common to all board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with other board members, UBS Financial Services Inc. or UBS Global AM, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as board members. In addition, the board has taken into account the actual service and commitment of the board members during their tenure in concluding that each should continue to serve. A board member’s ability to perform his or her duties effectively may have been attained through a board member’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the funds, other funds in the fund complex, other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each board member that led the board to conclude that he or she should serve as a board member.

Mr. Armstrong and Amb. Burt have each served as directors/trustees of funds in the fund complex for well more than a decade, including as members and/or chairs of various board committees. Mr. Armstrong has served as chairman of the board since 2004. Most recently, Mr. Armstrong has been chairman and principal of a management and consulting firm. From 1982 through 1995, Mr. Armstrong had been president or chairman of several international consumer packaged goods companies. He was chairman of the board, chief executive officer and co-owner of Adirondack Beverages (producer and distributor of soft drinks and sparkling/still waters) (October 1993–March 1995). He was a partner of the New England Consulting Group (management consulting firm) (December 1992–September 1993). He was managing director of LVMH U.S. Corporation (US subsidiary of the French luxury goods conglomerate, Louis Vuitton Moët Hennessey Corporation) (1987–1991) and chairman of its wine and spirits subsidiary, Schieffelin & Somerset Company (1987–1991) (responsible for such brands as Canada Dry and Dr. Pepper, among many others). He also served as president of Cluett Peabody & Company (textile/apparel, including such well known brands as Arrow shirts and Gold Toe socks). Amb. Burt has many years experience in advising companies regarding international investment and risk management. Amb. Burt also currently serves, or has served, on the boards of directors of several funds outside of the UBS Global AM fund complex and has served as a director on other corporate boards. Amb. Burt was the chief negotiator in the Strategic Arms Reduction Talks with the former Soviet Union (1989–1991) and the US Ambassador to the Federal Republic of Germany (1985–1989). He had also been a partner of McKinsey & Company (management consulting firm). Mr. Mandinach has extensive experience in the mutual fund industry and a broad understanding of the needs of investors.

Throughout his career, Mr. Mandinach has been involved with the marketing of mutual funds and in building relationships with service intermediaries. Mr. Mandinach is currently the Head of UBS Global AM — Americas region’s Institutional & Wholesale Business (US) as well as its Chief Marketing Officer (US). Mr. Mandinach has previously held positions at Drexel Burnham Lambert and at the Zweig Funds. Prof. Feldberg has served as a director/trustee of funds in the fund complex for nearly two decades. Prof. Feldberg has held several prestigious positions at Columbia Business School and the Graduate School of Business at Columbia University, including Dean and Professor of Management. He is also a senior advisor to Morgan Stanley and serves on the boards of several public companies. Mr. Bernikow, Mr. Garil and Ms. Higgins were elected as board member of the funds and the other funds in the fund complex during 2005–2006. Mr. Bernikow, Mr. Garil and Ms. Higgins also serve as members and/or chairs of various board committees. Mr. Bernikow has extensive accounting and finance experience (being a certified public accountant and having served for many years as the Deputy Chief Executive Officer of Deloitte & Touch LLP, one of the four largest independent registered public accounting firms in the US) and currently serves, or has served, on the boards and committees of various public companies and a national bank. Mr. Garil has almost four decades of experience in the fund management business and for much of that time he served as an executive of a fund adviser and as a member of fund boards. Ms. Higgins has experience as a portfolio manager for a major US trust bank and has held senior executive positions and/or directorships at several major charitable organizations.

Additional details about each board member’s professional experience is included above in the table in the section captioned “Organization of the funds; directors and officers; principal holders and management ownership of securities.” That table contains information regarding other directorships currently held by board members. In addition, during the five years ended August 30, 2010, the following board members were members of the boards of the following companies/funds: (1) Amb. Burt — director of IGT, Inc. (provides technology to gaming and wagering industry); director of Hollinger International, Inc. (publishing); director of HCL Technologies, Ltd.; director of The Protective Group, Inc. (produces armor products); chairman and director of Weirton Steel Corp.; and director or trustee of funds in the Scudder Mutual Fund Family (the number of funds comprising the Scudder Family varied, but at one point during his service numbered greater than 50); and (2) Prof. Feldberg — director of Select Medical Inc. (healthcare services).

Risk oversight
The funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the board’s general oversight of the funds’ investment programs and operations and is addressed as part of various regular board and committee activities. Day-to-day risk management with respect to the funds is the responsibility of UBS Financial Services Inc. and UBS Global AM or other service providers (depending on the nature of the risk), subject to supervision by UBS Financial Services Inc. or UBS Global AM. Each of UBS Financial Services Inc., UBS Global AM and other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the board recognizes that it is not possible to identify all of the risks that may affect the funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some are simply beyond any control of the funds, UBS Financial Services Inc. or UBS Global AM or their affiliates or other service providers. As part of its regular oversight of the funds, the board, directly or through a committee, reviews reports from, among others, management, the funds’ Chief Compliance Officer, its independent registered public accounting firm, counsel, and internal auditors for UBS Financial Services Inc. or UBS Global AM or their affiliates, as appropriate, regarding risks faced by the funds and the risk oversight programs of UBS Financial Services Inc. and UBS Global AM. The board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the funds’ compliance program and reports to the board regarding compliance matters for the funds and their service providers; the board has designated one of its members to liaise with the Chief Compliance Officer between board meetings to assure that significant compliance issues identified by the Chief Compliance officer will be brought to the attention of the full board in a timely and appropriate manner. The board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees

Each of the Corporations/Trusts has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are currently the board members who are not “interested persons” of a fund as that term is defined by the Investment Company Act (“Independent Board Members”). Alan S. Bernikow is chairman of the Audit Committee. The following Independent Board Members are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairman), Heather R. Higgins and Bernard H. Garil. In addition to serving on the Audit Committee, Mr. Bernikow currently serves as a member of the audit committees of at least three other public companies not affiliated with the UBS Global AM funds he oversees. The board has determined that Mr. Bernikow’s simultaneous service on the audit committees of these other public companies does not impair his ability to effectively serve on the Audit Committee.

The Audit Committee is responsible for, among other things, (i) overseeing the scope of a fund’s audit; (ii) overseeing a fund’s accounting and financial reporting, policies and practices, and internal controls; and (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of a fund’s independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from a fund’s independent registered public accounting firm of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to a fund’s qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting a fund’s audit or determining whether a fund’s financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside a fund.

The Audit Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During each fund’s fiscal year ended June 30, 2010, each Audit Committee held six meetings.

Each fund’s board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. Each Nominating Committee is responsible for, among other things, selecting, evaluating and recommending to the relevant board candidates to be nominated as additional Independent Board Members of the board and making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other corporate governance functions as the board may authorize. Each Nominating and Corporate Governance Committee met seven times during the fiscal year ended June 30, 2010. Each Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Board Members occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and

Corporate Governance Committee, Mr. Richard R. Burt, care of the Secretary of the Corporation/Trust at c/o UBS Global Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606 and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.

Information about Independent Board Member ownership of securities Issued by UBS Financial Services Inc., UBS Global AM or any company controlling, controlled by or under common control with UBS Financial Services Inc. or UBS Global AM
As of December 31, 2009, the Independent Board Members and their immediate family members did not own any securities issued by UBS Financial Services Inc., UBS Global AM or any company controlling, controlled by or under common control with UBS Financial Services Inc. or UBS Global AM.

Compensation
Each Independent Board Member receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $100,000 and a $15,000 fee for each regular joint board meeting of the boards of those funds (and each in person special joint board meeting of the boards of those funds) actually attended. Independent Board Members who participate in previously scheduled in-person joint meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Board Members who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Board Member receives from the relevant fund, $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where that fund’s board must meet separately from the regularly scheduled joint board meetings. Independent Board Members who participate in scheduled telephonic meetings of the board(s) of one or more funds are paid $1,000 for each such meeting actually attended.

The chairman of the board receives annually $50,000; the chairperson of the Audit Committee receives annually $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000; and effective January 1, 2010, a board member who undertakes a special assignment to provide special assistance in coordinating the board’s oversight of compliance or contract renewal matters (currently Heather R. Higgins and Bernard H. Garil, respectively) receives annually an additional $20,000; provided that, if a board member simultaneously holds more than one such position or assignment, he or she is paid only the higher of the fees otherwise payable for these positions or assignments. Independent Board Members who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid $2,000 for each meeting of such Committee actually attended, provided that such meeting is not held in conjunction with a regularly scheduled board meeting. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows (i) one-half of the expense will be allocated pro rata based on the funds’ relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated equally according to the number of such funds (i.e., expense divided by number of funds). No officer, director or employee of UBS Financial Services Inc., UBS Global AM or any of its affiliates currently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

The table below includes certain information relating to the compensation of the funds’ current board members and the compensation of those board members from all funds for which UBS Financial Services Inc., UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager during the periods indicated.

Compensation table†

	Aggregate compensation from

					Total compensation
				Municipal	from the
			Managed	Money	Corporations/Trusts
	Money	Tax-Free	Municipal	Market	and the fund
Name of person, position	Fund*	Fund*	Trust*	Series*	complex**

Richard Q. Armstrong, Director/Trustee	$35,838	$11,026	$8,721	$3,132	$248,000
Alan S. Bernikow, Director/Trustee	33,492	10,324	8,164	2,932	233,000
Richard R. Burt, Director/Trustee	32,247	9,949	7,868	2,825	226,000
Meyer Feldberg,†† Director/Trustee	0	0	0	0	186,000
Bernard H. Garil, Director/Trustee	29,105	9,006	7,126	2,560	202,000
Heather R. Higgins, Director/Trustee	28,787	8,914	7,051	2,533	202,000
Barry M. Mandinach, Director/Trustee†††	0	0	0	0	0

†	Except as discussed below, only Independent Board Members were compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor or manager.
††	Professor Feldberg is an “interested person” of the funds by virtue of his position as senior advisor with Morgan Stanley, and not by reason of affiliation with UBS Global AM. He is compensated (i) by funds for which the management, investment advisory and/or administration contract between the fund and UBS Global AM provides that the fund may bear a portion of the compensation to a director who is not an interested person of the fund by reason of affiliation with UBS Global AM or any of UBS Global AM’s affiliates, and (ii) otherwise by UBS Global AM. The compensation amounts listed above for Professor Feldberg represent only (1) those amounts paid by other funds within the fund complex for which UBS Global AM does not serve as investment advisor, sub-advisor or manager, and (2) funds within the fund complex that have management, investment advisory and/or administration contracts providing that the fund may bear a portion of his compensation.
†††	Mr. Mandinach is an “interested person” of the funds because of his employment by UBS Global AM—Americas region. He is not compensated by a fund for his services.
*	Represents fees paid to each board member indicated for the fiscal year ended June 30, 2010.
**	Represents fees paid during the calendar year ended December 31, 2009 to each board member by: (a) 17 investment companies in the case of Messrs. Armstrong, Bernikow, Burt, and Garil and Ms. Higgins; and (b) 29 investment companies in the case of Professor Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

Principal holders and management ownership of securities

UBS Financial Services Inc., 1285 Avenue of the Americas, New York, New York 10019-6028, owned of record all of each fund’s shares as of August 24, 2010. As of August 24, 2010, the funds’ records showed no shareholders as owning beneficially 5% or more of a fund’s shares, and the funds do not know of any person who owns beneficially 5% or more of a fund’s shares.

As of August 24, 2010, board members and officers owned in the aggregate less than 1% of the outstanding shares of each fund.

Investment advisory, administration and principal underwriting arrangements

Investment advisory and administration arrangements.    UBS Financial Services Inc. acts as the funds’ investment advisor and administrator pursuant to separate contracts with RMA Money Fund, RMA Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series (“Advisory and Administration Contracts”). Under the Advisory and Administration Contracts, each fund pays UBS Financial Services Inc. an annual fee, computed daily and paid monthly, according to the following schedule:

Average daily net assets	Annual rate

Money Market Portfolio
All	0.50%*

Tax-Free Fund:
Up to $1.0 billion	0.50%
In excess of $1.0 billion up to $1.5 billion	0.44%
Over $1.5 billion	0.36%

U.S. Government Portfolio, California Municipal Money Fund, and New York Municipal Money Fund:
Up to $300 million	0.50%
In excess of $300 million up to $750 million	0.44%
Over $750 million	0.36%

New Jersey Municipal Money Fund
Up to $300 million	0.45%
In excess of $300 million up to $750 million	0.39%
Over $750 million	0.31%

*	Effective July 1, 2005, UBS Financial Services Inc. is contractually obligated to waive a portion of the fees otherwise payable to it for so long as the fund’s shareholder services plan remains in place. Giving effect to such fee waivers, the annual fee is reduced to the following:

Up to $1.0 billion	0.50%
In excess of $1 billion up to $1.5 billion	0.44%
Over $1.5 billion	0.36%

UBS Financial Services Inc. has further agreed to cap Money Market Portfolio’s aggregate management and shareholder services fees (paid pursuant to the shareholder services plan referred to further below) so that the total of these does not exceed 0.50% of the fund’s average daily net assets. This cap results in an effective investment advisory and administration fee rate not to exceed 0.375% of the fund’s average daily net assets. (UBS Financial Services Inc. is waiving a portion of its advisory and administration fees to offset the shareholder services fees and this waiver continues for as long as the fund’s shareholder services plan remains in effect).

In addition, effective November 12, 2009, UBS Financial Services Inc. has agreed to implement additional breakpoints to reduce the fees otherwise payable to it by Money Market Portfolio, Tax-Free Fund and

U.S. Government Portfolio. Under this arrangement, UBS Financial Services Inc. has voluntarily implemented additional breakpoints for a fund when assets in that fund exceed $5 billion. Giving effect to such additional breakpoints, the annual fee for each of these three funds is further reduced according to the following schedule:

In excess of $5 billion up to $10 billion	0.35%
In excess of $10 billion up to $15 billion	0.34%
In excess of $15 billion up to $20 billion	0.33%
Over $20 billion	0.30%

UBS Financial Services Inc. also may voluntarily waive fees and/or reimburse fund expenses in the event that fund yields drop below a certain level.

For the periods indicated, the funds paid (or accrued) to UBS Financial Services Inc. the following fees.

	For the fiscal years ended June 30,

	2010	2009	2008

Money Market Portfolio	$75,613,047	$85,241,449	$77,563,740
U.S. Government Portfolio	15,761,931	18,567,409	7,168,716
Tax-Free Fund	20,092,284	27,582,291	25,485,634
California Municipal Money Fund	4,758,412	6,588,981	6,266,653
New York Municipal Money Fund	4,296,187	5,613,563	5,098,324
New Jersey Municipal Money Fund	1,344,248	1,531,399	1,280,139

The following table shows the amount of the fees contractually waived by UBS Financial Services Inc. for the following fund for the fiscal periods indicated.

	For the fiscal years ended June 30,

	2010	2009	2008

Money Market Portfolio	$20,291,324	$22,067,606	$19,917,848

The following table shows the amounts of investment advisory and administrative fees also voluntarily waived by UBS Financial Services Inc. for the following funds for the fiscal periods indicated:

	For the fiscal years ended June 30,

	2010	2009	2008

Money Market Portfolio	$45,704,716	$1,457,499	$—
U.S. Government Portfolio	13,656,161	1,469,573	—
Tax-Free Fund	16,530,356	1,693,380	—
California Municipal Money Fund	4,531,352	1,339,198	—
New York Municipal Money Fund	3,988,452	1,114,102	—
New Jersey Municipal Money Fund	1,269,642	283,672	—

Under the terms of the Advisory and Administration Contracts, each fund bears all expenses incurred in its operation that are not specifically assumed by UBS Financial Services Inc. General expenses of a Corporation or Trust not readily identifiable as belonging to a specific fund or to any other series of the Corporation or Trust are allocated among series by or under the direction of the Corporation’s or Trust’s board in such manner as that board deems fair and equitable. Expenses borne by the funds include the following (or each fund’s share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the funds and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the funds by UBS Financial Services Inc., (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the shares of the funds under federal and state securities laws and the maintenance of such registrations and qualifications, (5) fees and salaries payable to the board members and officers who are not interested persons of a Corporation or a Trust, or of UBS Financial Services Inc., (6) all expenses incurred in connection with the board members’ services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against a Corporation or Trust, or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Board Members, (11) charges of custodians, transfer agents and other agents, (12) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders, (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which a Corporation or Trust is a party and the expenses a Corporation or Trust may incur as a result of its legal obligation to provide indemnification to its officers, board members, agents and shareholders) incurred by a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of shareholders meetings, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to the board members and officers, and (18) costs of mailing, stationery and communications equipment.

Under separate contracts with UBS Financial Services Inc. with respect to Money Fund, Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series (“Sub-Advisory and Sub-Administration Contracts”), UBS Global AM serves as each fund’s sub-advisor and sub-administrator. Under the Sub-Advisory and Sub-Administration Contracts, UBS Financial Services Inc. (not the funds) pays UBS Global AM fees, computed daily and paid monthly, at an annual rate of 0.08% of a fund’s average daily net assets.

Under the Advisory and Administration and Sub-Advisory and Sub-Administration Contracts (collectively, “Contracts”), UBS Financial Services Inc. or UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Financial Services Inc. or UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Contracts are terminable with respect to each fund at any time without penalty by vote of the applicable board or by vote of the holders of a majority of the outstanding voting securities of that fund on 60 days’ written notice to UBS Financial Services Inc. or UBS Global AM, as the case may be. The Advisory and Administration Contracts are also terminable without penalty by UBS Financial Services Inc. on 60 days’ written notice to the appropriate Corporation or Trust, and the Sub-Advisory and Sub-Administration Contracts are terminable without penalty by UBS Financial Services Inc. or UBS Global AM on 60 days’ written notice to the other party to the agreement. The Contracts terminate automatically upon their assignment, and each Sub-Advisory and Sub-Administration Contract also terminates automatically upon the assignment of the applicable Advisory and Administration Contract.

Under the current Sub-Advisory and Sub-Administration Contract, UBS Financial Services Inc. paid (or accrued) to UBS Global AM, the following fees.

	For the fiscal years ended June 30,

	2010	2009	2008

Money Market Portfolio	$12,098,088	$13,638,632	$12,410,198
U.S. Government Portfolio	3,329,318	3,952,757	1,419,715
Tax-Free Fund	4,064,952	5,729,396	5,263,474
California Municipal Money Fund	884,091	1,290,884	1,219,256
New York Municipal Money Fund	781,375	1,074,125	959,628
New Jersey Municipal Money Fund	239,275	277,213	231,013

Securities lending.    During the fiscal years ended June 30, 2010, 2009 and 2008, Money Market Portfolio earned $48,808, $4,571,571 and $7,109,737, respectively, for lending its securities. During the fiscal years ended June 30, 2010, 2009 and 2008, U.S. Government Portfolio earned $0, $41,615 and $552,847, respectively, for lending its securities. UBS Securities LLC earned $0, $264,097 and $1,599,464 in compensation from the Money Market Portfolio for the years ended June 30, 2010, 2009 and 2008, respectively. UBS Securities LLC earned $0, $4,954 and $147,550 in compensation from the U.S. Government Portfolio for the years ended June 30, 2010, 2009 and 2008, respectively. Effective November 12, 2008, State Street Bank and Trust Company replaced UBS Securities LLC as each of the fund’s securities lending agent.

Bank line of credit.    Tax-Free Fund, California Municipal Money Fund, New York Municipal Money Fund and New Jersey Municipal Money Fund participate with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility (the “Facility”) with State Street Bank and Trust Company to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each of these funds at the request of shareholders and other temporary or emergency purposes. Under the Facility, each of these funds has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the arrangement. For the fiscal year ended June 30, 2010, the following funds had borrowings:

	Average daily	Number of days	Weighted average	Interest
	borrowings	outstanding	annualized interest rate	expense

Tax-Free Fund	$7,398,468	4	0.94%	$774
New York Municipal Money Fund	2,614,537	6	0.70	305

For the fiscal year ended June 30, 2009, the following funds had borrowings:

	Average daily	Number of days	Weighted average	Interest
	borrowings	outstanding	annualized interest rate	expense

Tax-Free Fund	$12,761,318	12	2.30%	$9,778
California Municipal Money Fund	12,164,005	9	0.78	2,373
New Jersey Municipal Money Fund	1,057,376	2	0.72	42

For the fiscal year ended June 30, 2008, Tax-Free Fund had an outstanding borrowing under the Facility of $9,039,182 for 17 days at an annualized interest rate of 4.31%, which resulted in $18,397 of interest expense.

Proxy voting policies and procedures.    Each board believes that the voting of proxies on securities held by a fund is an important element of the overall investment process. As such, each board has delegated the responsibility to vote such proxies to UBS Global AM. Following is a summary of UBS Global AM’s proxy voting policy.

You may obtain information about a fund’s proxy voting decisions, without charge, online on the fund’s Web site (http://www.ubs.com/ubsglobalam-proxy) or on the EDGAR database on the SEC’s Web site (http://www.sec.gov) for the most recent 12-month period ending June 30 for which an SEC filing has been made.

UBS Global AM’s proxy voting policy is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Transfer agency related services.    UBS Financial Service Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (“BNY Mellon”), the funds’ transfer agent, and is compensated for these services by BNY Mellon, not the funds.

For the year ended June 30, 2010, UBS Financial Services Inc. received from BNY Mellon, not the funds, a portion of the total transfer agency and related services fees paid by the funds to BNY Mellon as follows:

Money Market Portfolio	$3,931,512
U.S. Government Portfolio	299,564
Tax-Free Fund	1,030,454
California Municipal Money Fund	181,504
New York Municipal Money Fund	161,109
New Jersey Municipal Money Fund	55,240

Principal underwriting arrangements.    UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) acts as principal underwriter of shares of the funds under separate principal underwriting contracts with each Corporation or Trust (“Principal Underwriting Contracts”). The Principal Underwriting Contracts require UBS Global AM (US) to use its best efforts, consistent with its other business, to sell shares of the funds. Shares of the funds are offered continuously. UBS Global AM may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares. As of the date of this SAI, UBS Global AM (US) has entered into dealer agreements with UBS Financial Services Inc. UBS Global AM (US) is located at 1285 Avenue of the Americas, New York, New York 10019-6028. Payments by each fund (other than Money Market Portfolio) to compensate UBS Global AM (US) for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services are authorized under the Principal Underwriting Contracts and made in accordance with related service plans adopted by each Corporation or Trust with respect to those funds in the manner prescribed by Rule 12b-1 under the Investment Company Act.

Under service plans adopted in the manner prescribed by Rule 12b-1 under the Investment Company Act (each, a “Plan”), each fund (other than Money Market Portfolio) pays UBS Global AM (US) a service fee, computed daily and payable monthly. Effective July 1, 2005, Money Market Portfolio had adopted a non-Rule 12b-1 shareholder services plan (also a “Plan”) pursuant to which it pays UBS Global AM (US) a service fee, computed daily and payable monthly. Under its Plan, New Jersey Municipal Money Fund pays service fees to UBS Global AM (US) at the annual rate of 0.12% of its average daily net assets. Each other fund currently pays service fees to UBS Global AM (US) at the annual rate of 0.125% of its average daily net assets, although its Plan authorizes it to pay service fees to UBS Global AM (US) at an annual rate of up to 0.15%. Any increase from the 0.125% annual rate would require prior approval of the applicable board.

UBS Global AM (US) may reallow any or all of the service fees to such dealers as UBS Global AM (US) may from time to time determine. As of the date of this SAI, UBS Global AM (US) is paying all of the service fees to UBS Financial Services Inc. UBS Financial Services Inc. uses the service fees to pay UBS Financial Services Inc. Financial Advisors and correspondent firms for shareholder servicing. The fee is also used to offset UBS Financial Services Inc.’s other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the UBS Financial Services Inc. branch office in which the Financial Advisor is based, such as rent, communications equipment, employee salaries and other overhead costs.

Among other things, each Plan provides that (1) UBS Global AM (US) will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those Independent Board Members of the Corporation or Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the affected fund’s outstanding shares and (4) while the Plan remains in effect, the selection and nomination of Independent Board Members of the Corporation or Trust shall be committed to the discretion of the Independent Board Members of the Corporation or Trust.

The funds paid (or accrued) the following service fees to UBS Global AM (US) during the fiscal year ended June 30, 2010:

Money Market Portfolio	$18,903,262
U.S. Government Portfolio	5,202,059
Tax-Free Fund	6,351,487
California Municipal Money Fund	1,381,393
New York Municipal Money Fund	1,220,898
New Jersey Municipal Money Fund	358,913

For the same period, UBS Global AM (US) and UBS Financial Services Inc. estimate that they incurred the following shareholder service-related expenses with respect to each fund during the fiscal year ended June 30, 2010:

Allocated costs

Money Market Portfolio	$34,430,667
U.S. Government Portfolio	7,887,333
Tax-Free Fund	14,173,000
California Municipal Money Fund	3,394,667
New York Municipal Money Fund	2,895,667
New Jersey Municipal Money Fund	778,667

“Allocated costs” include various internal costs allocated by UBS Financial Services Inc. to its efforts at providing certain shareholder and account maintenance services. These internal costs encompass office rent, salaries and other overhead expenses of various UBS Financial Services Inc. departments and areas of operations.

In approving the continuance of the Plan for a fund, the applicable board considered all features of the distribution system for the fund, including (1) the view of UBS Global AM (US) that the payment of service fees would result in greater growth of the fund than might otherwise be the case, (2) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund’s assets and shareholder account size and the potential for continued growth, (3) the services provided to the fund and its shareholders by UBS Global AM (US) pursuant to the applicable Principal Underwriting Contract, (4) the expenses and costs of UBS Global AM (US) and UBS Financial Services Inc. under the Plan as described above and (5) the fact that the expense of the Plan to funds with breakpoints in their advisory and administration fees could be offset if the Plan is successful by the lower fee rates that may be triggered as assets reach higher levels.

With respect to each Plan, the applicable board also considered the benefits that would accrue to UBS Global AM (US) under the Plan in that UBS Global AM (US) would receive service fees, and its affiliates UBS Financial Services Inc. and UBS Global AM, would receive investment advisory and administrative fees and sub-advisory and sub-administration fees, respectively, that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan is successful and the fund attains and maintains increased asset levels.

In considering the continuance of the Money Market Portfolio’s Plan, the Board also considered the fact that there would be no increase in the total fees paid by shareholders as a result of the continuance of the Plan because UBS Financial Services Inc. had agreed to offset the expenses of the Money Market Portfolio’s Plan to the fund by (i) entering into a formal written agreement to waive a portion of UBS Financial Services Inc.’s contractual management fee for as long as the Plan remains in effect, and (ii) capping the effective rate of the management fee paid by the fund such that the aggregate of the total annual management expenses and service fees going forward (as a percentage of the fund’s average daily net assets) would not exceed the fund’s contractual annual management expenses, absent such waiver agreement (as a percentage of the fund’s average daily net assets), of 0.50%.

UBS Global AM (US) may make cash and non-cash payments to affiliated and unaffiliated broker-dealers and other financial intermediaries (collectively, “Financial Intermediaries”) that engage in selling efforts on behalf of a fund, subject to the internal policies and procedures of UBS Global AM (US). The source of such payments may come from 12b-1 fees collected from a fund and/or from UBS Global AM (US)’s own resources (including through transfers from affiliates). Payments made out of UBS Global AM (US)’s own resources are often referred to as “revenue sharing.” Revenue sharing payments generally are based on the value of fund shares sold as a result of such selling efforts although they could take other forms (such as, without limitation, ticket charges or “trail” fees for servicing shareholder accounts). Revenue sharing payments are negotiated by UBS Global AM (US) and may also be based on such other factors as the Financial Intermediary’s ability to attract and retain assets, the quality and quantity of the services provided by the Financial Intermediary, the Financial Intermediary’s relationship with UBS Global AM (US) or the reputation of the Financial Intermediary.

Revenue sharing payments are made by UBS Global AM (US) out of its own resources (and not out of fund assets). The value of a shareholder’s investment in a fund and the return on that investment will be unaffected by these revenue sharing payments. The source of revenue sharing payments may come from transfers from other UBS entities, such as UBS Global AM. UBS Global AM (US) may pay Financial Intermediaries a finder’s fee for a variety of reasons, including (1) where UBS Global AM (US) is paying shareholder servicing fees or making other payments to a separate Financial Intermediary that makes shares available to others, (2) where the assets in an account reach a certain threshold or (3) where a Financial Intermediary provides marketing support or access to sales platforms or personnel.

UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised or sub-advised by UBS Global AM. UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)’s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)’s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)’s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)’s promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

Portfolio transactions

The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to UBS Global AM’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that its advises may be used in advising the funds.

During the fiscal years ended June 30, 2010, 2009 and 2008, the funds paid no brokerage commissions. Therefore, the funds did not allocate any brokerage transactions for research, analysis, advice and similar services during the fiscal years ended June 30, 2010, 2009 and 2008.

Investment decisions for a fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

As of June 30, 2010, the funds owned securities issued by their regular broker-dealers or entities that may be deemed affiliates of those regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act) as follows:

Money Market Portfolio

Issuer	Type of security	Value

Bank of America	Commercial paper	$309,967,545
Bank of America	Repurchase agreement	350,000,000
Barclays Bank PLC	Repurchase agreement	284,000,000
Barclays US Funding Corp	Commercial paper	248,000,000
Deutsche Bank Financial LLC	Commercial paper	149,976,250
Goldman Sachs & Co	Repurchase agreement	200,000,000
Societe Generale	Commercial paper	445,989,563

U.S. Government Portfolio

Issuer	Type of security	Value

Bank of America	Repurchase agreement	$400,000,000
Barclays Bank PLC	Repurchase agreement	500,000,000
Deutsche Bank AG	Repurchase agreement	159,400,000
Goldman Sachs & Co	Repurchase agreement	400,000,000
Morgan Stanley & Co	Repurchase agreement	500,000,000

Additional purchase and redemption information; financial institutions

Additional purchase information.    Each fund may, subject to approval by its board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund’s shares at the time the transaction occurs. A fund may accept or reject any such securities in its discretion.

Additional redemption information.    The redemption price may be more or less than the shareholder’s cost, depending on the market value of the fund’s portfolio at the time; although each fund attempts to maintain a constant net asset value of $1.00 per share.

If conditions exist that make cash payments undesirable, California Municipal Money Fund and New York Municipal Money Fund each reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund’s net asset value. If payment is made in securities, a shareholder may incur expenses in converting these securities into cash. Managed Municipal Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

Under normal circumstances, a fund will redeem shares when so requested by a shareholder’s broker-dealer other than UBS Financial Services Inc. by telegram or telephone to UBS Global AM. Such a redemption order will be executed at the net asset value next determined after the order is received by UBS Global AM. Redemptions of fund shares effected through a broker-dealer other than UBS Financial Services Inc. may be subject to a service charge by that broker-dealer.

Financial institutions.    The funds may authorize financial institutions and their delegates or agents to accept on the funds’ behalf purchase and redemption orders that are in “good form” in accordance with the policies of those institutions. The funds will be deemed to have received these purchase and redemption orders when such an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund’s net asset value next computed after receipt of the order by the financial institutions and their delegates or their agents.

Valuation of shares

Each fund uses its best efforts to maintain its net asset value at $1.00 per share. Each fund’s net asset value per share is determined by its custodian, State Street Bank and Trust Company (“State Street”), as of 12:00 noon, Eastern time, on each business day. As defined in the Prospectus, “business day” means any day on which State Street’s Boston offices and the New York City offices of UBS Financial Services Inc. and UBS Financial Services Inc.’s bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Each fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 (the “Rule”) under the Investment Company Act. To use amortized cost to value its portfolio securities, a fund must adhere to certain conditions under the Rule relating to the fund’s investments, some of which are discussed in the Prospectus and this SAI. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity of the instrument is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, a fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

Each fund’s board has established procedures (“Procedures”) for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for any fund, its board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life for its portfolio of 120 days or less, and except as otherwise indicated herein will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value, the relevant board will take appropriate action.

In determining the approximate market value of portfolio investments, each fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the applicable board.

Taxes

Qualification as a regulated investment company.    Each fund intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. To so qualify each fund must distribute to its shareholders for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (consisting generally of net taxable investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) plus, in the case of each municipal money market fund, its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code, and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, net income derived from an interest in a qualified publicly traded partnership and certain other income; (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets nor 10% of the voting securities of such issuer; and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or securities of other RICs) of any one issuer, or of one or more qualified publicly traded partnerships, in two or more issuers that the fund controls and which are engaged in the same or similar trade or businesses.

By qualifying for treatment as a RIC, each fund (but not its shareholders) will be relieved of federal income tax on the portion of its investment company taxable income and net capital gain that it distributes to its shareholders, provided that it distributes at least 90% of its investment company taxable income and net tax-exempt income for the taxable year. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be “exempt-interest dividends” described herein, as dividends (that would generally be taxed as ordinary income) to the extent of the fund’s earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Please note that dividends from the funds are not eligible for the reduced rate of tax that may apply to certain dividends on corporate stock.

Dividends paid by a municipal money market fund will qualify as “exempt-interest dividends,” and thus will be excludable from gross income by its shareholders, if it satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a). Each municipal money market fund intends to continue to satisfy this requirement. The aggregate amount annually designated by a municipal money market fund as exempt-interest dividends may not exceed its interest for the year that is excludable under section 103(a) over certain amounts disallowed as deductions. The shareholders’ treatment of dividends from the municipal money market funds under state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code.

Tax-exempt interest attributable to certain PABs (including, in the case of a municipal money market fund receiving interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is an item of tax preference for purposes of the federal alternative minimum tax (“AMT”). Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether a municipal money market fund’s tax-exempt interest was attributable to those bonds. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in this SAI.

Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of a municipal money market fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of IDBs or PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a municipal money market fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the municipal money market funds still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient’s income exceeds the established amounts.

If a municipal money market fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the “actual earned” method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a municipal money market fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

Each municipal money market fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) (“municipal market discount bonds”). If a bond’s market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a municipal money market fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Taxable distributions to non-residents may be subject to a 30% withholding tax (or a lower rate under an applicable tax treaty). Exempt-interest dividends paid by the municipal money market funds are not subject to withholding.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all its ordinary (i.e., taxable) income for that year and any capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

The foregoing is a general, abbreviated summary of certain provisions of the federal tax laws currently in effect as they directly govern the taxation of shareholders of each fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning federal tax matters.

California taxes.    In any year in which California Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and 50% or more of its assets at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt from personal income taxation by the State of California, the fund will be qualified under California law to pay “exempt-interest” dividends which will be exempt from the California personal income tax.

Individual shareholders of California Municipal Money Fund who reside in California will not be subject to California personal income tax on distributions received from the fund to the extent such distributions are attributable to interest on tax-exempt obligations issued by the State of California, a California local government, or the US government or its possessions or territories, provided that the fund satisfies certain requirements of California law, including the requirement that at least 50% of its assets at the close of each quarter of its taxable year be invested in obligations the interest on which is exempt from personal income taxation by the State of California. Income distributions from the fund that are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. In addition, distributions to such shareholders other than exempt-interest dividends will be includable in income subject to the California alternative minimum tax.

Shareholders of California Municipal Money Fund who are subject to the California corporate franchise tax will be required to include distributions of investment income and capital gains in their taxable income for purposes of that tax. In addition, such distributions may be includable in income subject to the alternative minimum tax.

The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of the State of California presently in effect as they directly govern the taxation of shareholders of California Municipal Money Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

New York taxes.    Individual shareholders of New York Municipal Money Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from New York Municipal Money Fund to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivisions thereof (including New York City) or interest earned on obligations of US possessions or territories to the extent interest on such obligations is exempt from state taxation pursuant to federal law, provided that New York Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and satisfies certain requirements, among others, that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations which are tax-exempt for federal income tax purposes. Distributions from New York Municipal Money Fund which are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to such individual shareholders as ordinary income.

Shareholders of New York Municipal Money Fund that are subject to the New York State corporate franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by New York Municipal Money Fund in their “entire net income” for purposes of such taxes and will be required to include their shares of New York Municipal Money Fund in their investment capital for purposes of such taxes.

Shareholders of New York Municipal Money Fund will not be subject to the unincorporated business tax imposed by New York City solely by reason of their ownership of shares in New York Municipal Money Fund. If a shareholder is subject to the unincorporated business tax, income and gains distributed by New York Municipal Money Fund will be subject to such tax except, in general, to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City).

Interest on indebtedness incurred by shareholders to purchase or carry shares of New York Municipal Money Fund (and certain other expenses relating thereto) generally will not be deductible for New York State or City personal income tax purposes.

The foregoing is a general summary of certain provisions of New York State and City tax laws currently in effect as they directly govern the taxation of shareholders of New York Municipal Money Fund. Further, these provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Municipal Money Fund’s transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning tax matters.

New Jersey taxes.    New Jersey Municipal Money Fund anticipates that substantially all dividends paid by it will not be subject to taxes imposed by the New Jersey Gross Income Tax (the “New Jersey gross income tax”). In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a “qualified investment fund” will not be subject to the New Jersey gross income tax to the extent the distributions are attributable to income received as interest or gain from tax-exempt obligations issued by the State of New Jersey, a New Jersey local government or the US government or its possessions or territories. To be classified as a qualified investment fund, at least 80% of the fund’s investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the fund continues to qualify as a qualified investment fund, any gain on the redemption of its shares will not be subject to the New Jersey gross income tax.

Dividends paid by New Jersey Municipal Money Fund will be taxable to corporate shareholders subject to the New Jersey corporation business (franchise) tax.

The foregoing is a general, abbreviated summary of certain of the applicable provisions of New Jersey tax law presently in effect. These provisions are subject to change by legislative, judicial or administrative action and any such change may be either prospective or retroactive with respect to fund transactions. Shareholders are urged to consult with their own tax advisers for more detailed information concerning New Jersey state tax matters.

Tax-free income vs. taxable income—Tax-Free Fund.    Table I below illustrates approximate equivalent taxable and tax-free yields at the 2010 federal individual income tax rates in effect on the date of this SAI. For example, a couple with taxable income of $90,000 in 2010, or a single individual with taxable income of $55,000 in 2010, whose investments earn a 3% tax-free yield, would have to earn a 4.00% taxable yield to receive the same benefit.

Table I. 2010 Federal Taxable vs. Tax-Free Yields*

Taxable income (000’s)			A tax-free yield of

		Federal
Single return	Joint return	rate	1%	2%	3%	4%	5%

			is equal to a taxable yield of approximately
$0.0 – 8.4	$0.0 – 16.8	10.00%	1.11%	2.22%	3.33%	4.44%	5.55%
8.4 – 34.0	16.8 – 68.0	15.00%	1.18%	2.35%	3.53%	4.71%	5.88%
34.0 – 82.4	68.0 – 137.3	25.00%	1.33%	2.67%	4.00%	5.33%	6.67%
82.4 – 171.9	137.3 – 209.3	28.00%	1.39%	2.78%	4.17%	5.56%	6.94%
171.9 – 373.7	209.3 – 373.7	33.00%	1.49%	2.99%	4.48%	5.97%	7.46%
Over – 373.7	Over – 373.7	35.00%	1.54%	3.08%	4.62%	6.15%	7.69%

*	The yields listed are for illustration only and are not necessarily representative of the fund’s yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax; however, some of the fund’s investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer’s rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions.

Tax-free income vs. taxable income—California Municipal Money Fund.    Table II below illustrates approximate equivalent taxable and tax-free yields at the 2010 federal individual and 2009† California personal income tax rates in effect on the date of this SAI. For example, a California couple with taxable income of $100,000 in 2010, or a single California individual with taxable income of $55,000 in 2010, whose investments earn a 3% tax-free yield, would have to earn a 4.42% taxable yield to receive the same benefit.

Table II. 2010 Federal and 2009 California Taxable vs. Tax-Free Yields*†

Taxable income (000’s)			A tax-free yield of

		Effective
		California
		and federal
Single return	Joint return	tax rate	1%	2%	3%	4%	5%

			is equal to a taxable yield of approximately
$0.0 – 7.1	$0.0 – 14.1	11.13%	1.13%	2.25%	3.38%	4.50%	5.63%
7.1 – 8.4	14.1 – 16.8	12.03%	1.14%	2.27%	3.41%	4.55%	5.68%
8.4 – 16.7	16.8 – 33.5	16.91%	1.20%	2.41%	3.61%	4.81%	6.02%
16.7 – 26.4	33.5 – 52.8	18.61%	1.23%	2.46%	3.69%	4.91%	6.14%
26.4 – 34.0	52.8 – 68.0	20.31%	1.25%	2.51%	3.76%	5.02%	6.27%
34.0 – 36.7	68.0 – 73.4	29.69%	1.42%	2.84%	4.27%	5.69%	7.11%
36.7 – 46.3	73.4 – 92.7	31.19%	1.45%	2.91%	4.36%	5.81%	7.27%
46.3 – 82.4	92.7 – 137.3	32.16%	1.47%	2.95%	4.42%	5.90%	7.37%
82.4 – 171.9	137.3 – 209.3	34.88%	1.54%	3.07%	4.61%	6.14%	7.68%
171.9 – 373.7	209.3 – 373.7	39.40%	1.65%	3.30%	4.95%	6.60%	8.25%
Over – 373.7	Over – 373.7	41.21%	1.70%	3.40%	5.10%	6.80%	8.50%

*	The yields listed are for illustration only and are not necessarily representative of the fund’s yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and California personal income tax; however, some of the fund’s investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer’s rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a California taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than California personal income taxes).
†	The rates shown reflect California rates for 2009. Inflation adjusted income brackets for 2010 for California are not available as of the date of this SAI, and the California rates thus are still subject to change with retroactive effect for 2010.

Tax-free income vs. taxable income—New York Municipal Money Fund.    Table III below illustrates approximate equivalent taxable and tax-free yields at the 2010 federal individual, and 2009† New York State and New York City personal, income tax rates in effect on the date of this SAI. For example, a New York City couple with taxable income of $95,000 in 2010, or a single individual with taxable income of $55,000 in 2010 who lives in New York City, whose investments earn a 3% tax-free yield, would have to earn a 4.47% taxable yield to receive the same benefit. A couple who lives in New York State outside of New York City with taxable income of $95,000 in 2010, or a single individual who lives in New York State outside of New York City with taxable income of $55,000 in 2010, would have to earn a 4.29% taxable yield to realize a benefit equal to a 3% tax-free yield.

Table III. 2010 Federal and 2009 New York Taxable vs. Tax-Free Yield*†

Taxable income (000’s)			A tax-free yield of

		Federal/
		NYS/NYC
		effective
Single return	Joint return	tax rate	1%	2%	3%	4%	5%

			is equal to a taxable yield of approximately
$0.0 – 8.0	$0.0 – 16.0	16.22%	1.19%	2.39%	3.58%	4.77%	5.97%
8.0 – 8.4	16.0 – 16.8	16.67%	1.20%	2.40%	3.60%	4.80%	6.00%
8.4 – 11.0	16.8 – 21.6	21.30%	1.27%	2.54%	3.81%	5.08%	6.35%
	21.6 – 22.0	21.83%	1.28%	2.56%	3.84%	5.12%	6.40%
11.0 – 12.0		21.93%	1.28%	2.56%	3.84%	5.12%	6.40%
12.0 – 13.0	22.0 – 26.0	22.47%	1.29%	2.58%	3.87%	5.16%	6.45%
13.0 – 20.0	26.0 – 40.0	23.02%	1.30%	2.60%	3.90%	5.20%	6.50%
20.0 – 25.0	40.0 – 45.0	23.83%	1.31%	2.63%	3.94%	5.25%	6.56%
25.0 – 34.0	45.0 – 68.0	23.87%	1.31%	2.63%	3.94%	5.25%	6.57%
34.0 – 50.0	68.0 – 90.0	32.83%	1.49%	2.98%	4.47%	5.96%	7.44%
50.0 – 82.4	90.0 – 137.3	32.87%	1.49%	2.98%	4.47%	5.96%	7.45%
82.4 – 171.9	137.3 – 209.3	35.56%	1.55%	3.10%	4.66%	6.21%	7.76%
171.9 – 200.0	209.3 – 300.0	40.03%	1.67%	3.34%	5.00%	6.67%	8.34%
200.0 – 373.7	300.0 – 373.7	40.70%	1.69%	3.37%	5.06%	6.75%	8.43%
373.7 – 500.0	373.7 – 500.0	42.47%	1.74%	3.48%	5.22%	6.95%	8.69%
Over 500.0	Over 500.0	43.20%	1.76%	3.52%	5.28%	7.04%	8.80%

Taxable income (000’s)			A tax-free yield of

		Federal/NYS
		effective
Single return	Joint return	tax rate	1%	2%	3%	4%	5%

			is equal to a taxable yield of approximately
$0.0 – 8.0	$0.0 – 16.0	13.60%	1.16%	2.31%	3.47%	4.63%	5.79%
8.0 – 8.4	16.0 – 16.8	14.05%	1.16%	2.33%	3.49%	4.65%	5.82%
8.4 – 11.0	16.8 – 22.0	18.83%	1.23%	2.46%	3.70%	4.93%	6.16%
11.0 – 13.0	22.0 – 26.0	19.46%	1.24%	2.48%	3.72%	4.97%	6.21%
13.0 – 20.0	26.0 – 40.0	20.02%	1.25%	2.50%	3.75%	5.00%	6.25%
20.0 – 34.0	40.0 – 68.0	20.82%	1.26%	2.53%	3.79%	5.05%	6.31%
34.0 – 82.4	68.0 – 137.3	30.14%	1.43%	2.86%	4.29%	5.73%	7.16%
82.4 – 171.9	137.3 – 209.3	32.93%	1.49%	2.98%	4.47%	5.96%	7.46%
171.9 – 200.0	209.3 – 300.0	37.59%	1.60%	3.20%	4.81%	6.41%	8.01%
200.0 – 373.7	300.0 – 373.7	38.26%	1.62%	3.24%	4.86%	6.48%	8.10%
373.7 – 500.0	373.7 – 500.0	40.10%	1.67%	3.34%	5.01%	6.68%	8.35%
Over 500.0	Over 500.0	40.83%	1.69%	3.38%	5.07%	6.76%	8.45%

*	The yields listed are for illustration only and are not necessarily representative of the fund’s yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New York State and New York City personal income taxes; however, some of the fund’s investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer’s rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New York State and New York City personal income taxes).

†	The rates shown reflect New York rates for 2009. Inflation adjusted income brackets for 2010 for New York are not available as of the date of this SAI, and the New York rates thus are still subject to change with retroactive effect for 2010.

Tax-free income vs. taxable income—New Jersey Municipal Money Fund.    Table IV below illustrates approximate equivalent taxable and tax-free yields at the 2010 federal individual and 2009† New Jersey gross income tax rates in effect on the date of this SAI. For example, a New Jersey couple with taxable income of $90,000 in 2010, or a single New Jersey individual with taxable income of $55,000 in 2010, whose investments earn a 3% tax-free yield, would have to earn a 4.23% taxable yield to receive the same benefit.

Table IV. 2010 Federal and 2009 New Jersey Taxable vs. Tax-Free Yield*†

Taxable income (000’s)			A tax-free yield of

		Effective
		New Jersey
		and federal
Single return	Joint return	tax rate	1%	2%	3%	4%	5%

			is equal to a taxable yield of approximately
$0.0 – 8.4	$0.0 – 16.8	11.26%	1.13%	2.25%	3.38%	4.51%	5.63%
8.4 – 20.0	16.8 – 20.0	16.19%	1.19%	2.39%	3.58%	4.77%	5.97%
20.0 – 34.0	20.0 – 50.0	16.49%	1.20%	2.39%	3.59%	4.79%	5.99%
	50.0 – 68.0	17.08%	1.21%	2.41%	3.62%	4.82%	6.03%
34.0 – 35.0		26.31%	1.36%	2.71%	4.07%	5.43%	6.79%
	68.0 – 70.0	26.84%	1.37%	2.73%	4.10%	5.47%	6.83%
35.0 – 40.0	70.0 – 80.0	27.63%	1.38%	2.76%	4.15%	5.53%	6.91%
40.0 – 75.0	80.0 – 137.3	29.14%	1.41%	2.82%	4.23%	5.65%	7.06%
75.0 – 82.4		29.78%	1.42%	2.85%	4.27%	5.70%	7.12%
	137.3 – 150.0	31.98%	1.47%	2.94%	4.41%	5.88%	7.35%
82.4 – 171.9	150.0 – 209.3	32.59%	1.48%	2.97%	4.45%	5.93%	7.42%
171.9 – 373.7	209.3 – 373.7	37.27%	1.59%	3.19%	4.78%	6.38%	7.97%
373.7 – 400.0	373.7 – 400.0	39.14%	1.64%	3.29%	4.93%	6.57%	8.22%
400.0 – 500.0	400.0 – 500.0	40.20%	1.67%	3.34%	5.02%	6.69%	8.36%
500.0 – 1,000.0	500.0 – 1,000.0	41.66%	1.71%	3.43%	5.14%	6.86%	8.57%
Over 1,000.0	Over 1,000.0	41.99%	1.72%	3.45%	5.17%	6.90%	8.62%

*	The yields listed are for illustration only and are not necessarily representative of the fund’s yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New Jersey gross income tax; however, some of the fund’s investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer’s rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a New Jersey taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New Jersey personal income taxes).
†	The rates shown reflect New Jersey rates for 2009. Inflation adjusted income brackets for 2010 for New Jersey are not available as of the date of this SAI, and the New Jersey rates thus are still subject to change with retroactive effect for 2010.

Backup withholding.    Each fund is required to withhold 28% (scheduled to increase to 31% after December 31, 2010) of all dividends payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Financial Services Inc, with a correct taxpayer identification number or who are otherwise subject to backup withholding.

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, “UBS Global Asset Management”), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, “UBS”) and other accounts managed by UBS

UBS Global Asset Management is a large asset management firm with approximately $528 billion in assets under management worldwide as of June 30, 2010.(1) UBS Global Asset Management offers a full range of equity, fixed income, cash management, asset allocation and alternative asset class investment management styles with representation in both retail and institutional channels, in the United States and in non-U.S. markets. UBS Global Asset Management has employees in 25 countries and maintains a presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global Asset Management and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the funds. This section sets forth considerations of which investors in the funds should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global Asset Management that could disadvantage the funds. To address these potential conflicts, UBS and UBS Global Asset Management have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global Asset Management’s and UBS’ other businesses and interests.

Potential conflicts relating to portfolio decisions and the allocation of investment opportunities

UBS’ other activities may have an impact on the funds.    UBS Global Asset Management makes decisions for the funds in accordance with its obligations as sub-advisor to the funds. However, UBS’ other activities may, at the same time, have a negative impact on the funds. As a result of the various activities and interests of UBS, it is likely that the funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global Asset Management, might cause UBS Global Asset Management

(1)	UBS Global Asset Management (Americas) Inc. managed approximately $142 billion as of June 30, 2010.

to seek to dispose of, retain or increase interests in investments held by the funds or acquire certain positions on behalf of the funds. UBS will be under no duty to make any such information available to the funds or personnel of UBS Global Asset Management making investment decisions on behalf of the funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global Asset Management making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with each fund’s investment objective and subject to compliance with applicable law, UBS Global Asset Management may purchase securities for the funds during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global Asset Management may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global Asset Management will be current investors in companies engaged in an offering of securities which UBS Global Asset Management may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global Asset Management’s affiliates acting as a selling shareholder. UBS Global Asset Management may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator, service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global Asset Management may invest fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global Asset Management may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global Asset Management may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS’ financial and other interests and relationships may incentivize UBS to promote the sale of fund shares.    UBS, its personnel and other financial service providers, have interests in promoting sales of the funds. UBS Global Asset Management may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the funds, subject to UBS Global Asset Management’s internal policies and procedures. The source of such payments may come from the underwriter’s own resources (including through transfers from affiliates). Payments made out of the underwriter’s own resources are often referred to as “revenue sharing.” Please read the section entitled “Investment advisory, administration and principal underwriting arrangements” for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the funds, or who engage in transactions with or for the funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultants’ points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the funds may receive fees from UBS or the funds in connection with the distribution of shares in the funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global Asset Management. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS’ membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS’ personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the funds or that may recommend investments in the funds. In addition, UBS, including UBS Global Asset Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS’ personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the funds or other dealings with the funds that create incentives for them to promote the funds or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global Asset Management may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the funds. The additional payments by UBS Global Asset Management may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS Global Asset Management may vary between different Intermediaries. Please read the section entitled “Investment advisory, administration and principal underwriting arrangements” for more information.

Potential conflicts relating to the allocation of investment opportunities among the funds and other UBS accounts.    UBS Global Asset Management manages accounts of certain clients by means of separate accounts (“Separate Accounts”). With respect to the funds, UBS Global Asset Management may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. The funds and the Separate Account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. Neither UBS Global Asset Management nor its affiliates will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the funds invest.

Other potential conflicts relating to the management of the funds by UBS Global Asset Management

Potential restrictions and issues relating to information held by UBS.    From time to time and subject to UBS Global Asset Management’s policies and procedures regarding information barriers, UBS Global Asset

Management may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global Asset Management could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the funds, UBS Global Asset Management may have access to certain fundamental analysis and proprietary technical models developed by UBS Global Asset Management or its affiliates (including UBS). UBS Global Asset Management will not be under any obligation, however, to effect transactions on behalf of the funds in accordance with such analysis and models. In addition, neither UBS Global Asset Management nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the funds and it is not anticipated that UBS Global Asset Management will have access to such information for the purpose of managing the funds. The proprietary activities or portfolio strategies of UBS Global Asset Management and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global Asset Management, and have adverse effects on the funds.

Potential conflicts relating to UBS’ and UBS Global Asset Management’s proprietary activities and activities on behalf of other accounts.    Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the funds. UBS and one or more Client Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. For example, an equity fund (but not these money market funds) may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the equity fund and such increase in price would be to the equity fund’s detriment. Conversely, the equity fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the equity fund holds. Conflicts may also arise because portfolio decisions regarding the equity fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by the equity fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the funds may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global Asset Management may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global Asset Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the funds. To reduce the possibility that the funds will be materially adversely affected by the personal or proprietary trading described above, the funds, UBS and UBS Global Asset Management have established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the funds’ portfolio transactions.

UBS Global Asset Management’s affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). UBS Global Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which our related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Global Asset Management will execute through an ECN in which a related person has an interest only in situations where we reasonably believe such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Global Asset Management’s affiliates may effect transactions for funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment.    From time to time, directors, officers and employees of UBS and UBS Global Asset Management may receive gifts and/or entertainment from clients, intermediaries, or service providers to the funds, UBS and UBS Global Asset Management, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the funds, UBS and UBS Global Asset Management. To reduce the appearance of impropriety and the possibility that the funds may be materially adversely affected by such gifts and entertainment, UBS and UBS Global Asset Management have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the funds.

UBS may in-source or outsource.    Subject to applicable law, UBS, including UBS Global Asset Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates
UBS Global Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS Global Asset Management are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global Asset Management’s personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global Asset Management and its advisory affiliates, UBS Global Asset Management and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS Global Asset Management’s clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global Asset Management’s clients may benefit advisory affiliates and their clients. UBS Global Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS Global Asset Management believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global Asset Management’s overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

Potential regulatory restrictions on investment advisor activity
From time to time, the activities of the funds may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global Asset Management may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information.

For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the funds wish to purchase or sell. The larger UBS Global Asset Management’s investment advisory business and UBS’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global Asset Management on behalf of the funds to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global Asset Management on behalf of the funds may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global Asset Management, in its sole discretion, deems it appropriate.

UBS Global Asset Management and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the funds and/or that engage in transactions in the same types of securities, currencies and instruments as the funds. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the funds invest, which could have an adverse impact on the funds’ performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the funds’ transactions and thus at prices or rates that may be more or less favorable than those obtained by the funds. UBS Global Asset Management has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the funds.

The results of the funds’ investment activities may differ significantly from the results achieved by UBS Global Asset Management and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global Asset Management and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the funds. Moreover, it is possible that the funds will sustain losses during periods in which UBS Global Asset Management and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global Asset Management and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the funds in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the funds’ activities may also be restricted because of regulatory restrictions applicable to UBS Global Asset Management and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global Asset Management, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global Asset Management and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the funds. Additionally, the funds or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global Asset Management are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the funds should be aware.

UBS Global Asset Management may enter into transactions and invest in securities, instruments and currencies on behalf of the funds where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the funds, and such party may have no incentive to assure that the funds obtain the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the funds may enhance the profitability of UBS Global Asset Management and/or UBS. UBS and its affiliates may also create, write or issue derivative instruments for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the funds invest or which may be based on the performance of the funds. The funds may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global Asset Management or its affiliates where such other clients have interests adverse to those of the funds. At times, these activities may cause UBS Global Asset Management or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the funds. To the extent affiliated transactions are permitted, the funds will deal with UBS Global Asset Management, UBS and its affiliates on an arms-length basis. UBS Global Asset Management or UBS may also have an ownership interest in certain trading or information systems used by the funds. The funds’ use of such trading or information systems may enhance the profitability of UBS Global Asset Management and its affiliates.

It is also possible that, from time to time, UBS Global Asset Management or any of its affiliates may, although they are not required to, purchase and hold shares of the funds. Increasing the funds’ assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the funds’ expense ratio. UBS Global Asset Management and its affiliates reserve the right to redeem at any time some or all of the shares of the funds acquired for their own accounts. A large redemption of shares of the funds by UBS Global Asset Management or its affiliates could significantly reduce the asset size of the funds, which might have an adverse effect on the funds’ investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global Asset Management will consider the effect of redemptions on the funds and other shareholders in deciding whether and when to redeem its shares.

It is possible that the funds may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global Asset Management or UBS has significant debt or equity investments or in which UBS makes a market. The funds also may invest in securities of companies to which UBS Global Asset Management or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the funds and the interests of other UBS Global Asset Management or UBS clients. In making investment decisions for the funds, UBS Global Asset Management is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global Asset Management in the course of these activities. In addition, from time to time, UBS’ activities may limit the funds’ flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global Asset Management may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the funds.

Present and future activities of UBS Global Asset Management and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global Asset Management may buy for the funds securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the funds. For example, the funds may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global Asset Management) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global Asset Management will make proxy voting decisions as it believes appropriate and in accordance with UBS Global Asset Management’s policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global Asset Management with respect to the funds’ portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global Asset Management’s proxy voting policy is discussed in more detail in the section entitled “Proxy voting policies and procedures.”

As a registered investment adviser under the Investment Advisers Act of 1940, UBS Global Asset Management is required to file a Form ADV with the SEC. Form ADV Part II contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global Asset Management. A copy of Part I of UBS Global Asset Management’s Form ADV is available on the SEC’s Web site (www.adviserinfo.sec.gov). A copy of Part II of UBS Global Asset Management’s Form ADV is available upon request.

Other information

Massachusetts business trusts.    Each Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of that Trust, a Fund, the trustees or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from a fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility which UBS Financial Services Inc. believes is remote and not material. Upon payment of any liability incurred by a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of each fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

Voting rights.    Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of a Corporation or a Trust may elect all of its board members. The shares of each series of UBS RMA Money Fund Inc. and UBS Managed Municipal Trust will be voted separately, except when an aggregate vote of all the series is required by law.

The Corporations and Trusts do not hold annual meetings. There normally will be no meetings of shareholders to elect board members unless fewer than a majority of the board members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of a Trust may remove a board member through a declaration in writing or by proxy at a meeting called for that purpose. Shareholders of record of no less than a majority of the outstanding shares of a Corporation may remove a board member by the vote of the holders of a majority of the shares represented at a duly called meeting. A meeting will be called to vote on the removal of a board member at the written request of shareholders of record of not less than 10% of the outstanding shares of a Trust or at least 25% of the outstanding shares of a Corporation.

Custodian and recordkeeping agent; transfer and dividend agent.    State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, MA 02206-5501, serves as custodian and recordkeeping agent for each fund. BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as each fund’s transfer and dividend disbursing agent.

Prior names.    Prior to June 9, 2003, the funds were named UBS PaineWebber RMA Money Fund, Inc., UBS PaineWebber RMA Money Market Portfolio and UBS PaineWebber RMA U.S. Government Portfolio (series of UBS PaineWebber RMA Money Fund, Inc.); UBS PaineWebber RMA Tax-Free Fund, Inc.; UBS PaineWebber Managed Municipal Trust, UBS PaineWebber RMA New York Municipal Money Fund, UBS PaineWebber RMA California Municipal Money Fund (series of UBS PaineWebber Managed Municipal Trust); UBS PaineWebber Municipal Money Market Series, and UBS PaineWebber RMA New Jersey Municipal Money Fund (a series of UBS PaineWebber Municipal Money Market Series), respectively. Prior to April 16, 2001, Municipal Money Market Series was known as PaineWebber Municipal Money Market Series; Managed Municipal Trust was known as PaineWebber Managed Municipal Trust; RMA Money Fund was known as PaineWebber RMA

Money Fund, Inc.; and RMA Tax-Free Fund was known as PaineWebber RMA Tax-Free Fund, Inc. Similarly, each fund’s name did not contain the preface “UBS” prior to that date.

Counsel.    The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the funds. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie, Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Board Members.

Independent registered public accounting firm.    Ernst & Young LLP, 5 Times Square, New York, NY 10036, serves as independent registered public accounting firm for the funds.

Financial statements

The funds’ annual report to shareholders for their last fiscal year ended June 30, 2010 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of Ernst & Young LLP, appearing therein are incorporated by reference in this SAI.

[This page intentionally left blank]

You should rely only on the information contained in the prospectus and this Statement of Additional Information. The funds and their principal underwriter have not authorized anyone to provide you with information that is different. The prospectus and this Statement of Additional Information are not an offer to sell shares of the funds in any jurisdiction where the funds or their principal underwriter may not lawfully sell those shares.

Resource Management Account, RMA, Business Services Account BSA, and ResourceLine are registered service marks of UBS Financial Services Inc. Resource accumulation plan is a service mark of UBS Financial Services Inc. Platinum Mastercard and MasterCard BusinessCard are registered trademarks of MasterCard International Incorporated.

© 2010 UBS Financial Services Inc.

All rights reserved.

UBS Retirement Money Fund
Statement of Additional Information
August 30, 2010

1285 Avenue of the Americas
New York, New York 10019-6028

Statement of Additional Information
UBS Retirement Money Fund is a diversified series of UBS RMA Money Fund Inc., a professionally managed open-end investment company (“Corporation”).

The fund’s investment advisor and administrator is UBS Financial Services Inc. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is the fund’s sub-advisor and sub-administrator. UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) serves as principal underwriter for the fund. UBS Financial Services Inc., UBS Global AM and UBS Global AM (US) are indirect wholly owned subsidiaries of UBS AG.

Portions of the fund’s annual report to shareholders are incorporated by reference into this Statement of Additional Information (“SAI”). The annual report accompanies this SAI. You may obtain an additional copy of the fund’s annual report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the fund’s current prospectus, dated August 30, 2010. A copy of the prospectus may be obtained by calling any Financial Advisor at UBS Financial Services Inc. or a correspondent firm or by calling toll-free 1-800-647 1568. This SAI is dated August 30, 2010.

Ticker symbol: PWRXX

The fund and its investment policies

The fund’s investment objective may not be changed without shareholder approval. Except where noted, the investment policies of the fund may be changed by its board without shareholder approval.

The fund’s investment objective is to provide current income consistent with liquidity and conservation of capital. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. These instruments include (1) US and foreign government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. Money market instruments also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund maintains a dollar-weighted average portfolio maturity of 60 days or less; the fund maintains a dollar-weighted average life for its portfolio of 120 days or less.

The fund may invest in obligations (including certificates of deposit, bankers’ acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund’s investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

The fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are “First Tier Securities” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (“Investment Company Act”). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (“rating agencies”), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.

The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of non-US issuers.

The fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. The fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund’s yield. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may

2

reduce the fund’s net income. See “The fund’s investments, related risks and limitations—Investment limitations of the fund” for more information regarding borrowing. The fund may invest in the securities of other investment companies, including money market funds advised or sub-advised by UBS Global AM.

The fund’s investments, related risks and limitations

The following supplements the information contained in the fund’s prospectus and above concerning the fund’s investments, related risks and limitations. Except as otherwise indicated in the prospectus or the SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The fund may invest in these instruments to the extent consistent with its investment objective.

Yields and credit of money market instruments.   The yields on the money market instruments in which the fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase by the fund, an issue may cease to be rated or its rating may be reduced. If a security in the fund’s portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the fund’s board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by three or more rating agencies at the time of purchase that subsequently receives a rating below the highest rating category from one of those rating agencies or a different rating agency may continue to be considered a First Tier Security.

US government securities.   US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises that are not guaranteed or insured by the US government. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

Commercial paper and other short-term obligations.   The fund may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the U.S. Securities and Exchange Commission (“SEC”). Descriptions of certain types of short-term obligations are provided below.

3

Asset-backed securities.   The fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See “The fund’s investments, related risks and limitations—Credit and liquidity enhancements.”

Variable and floating rate securities and demand instruments.   The fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund’s investment in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The fund will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See “The fund’s investments, related risks and limitations—Credit and liquidity enhancements.”

Generally, the fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

Auction rate and remarketed preferred stock.   The fund may purchase certain types of auction rate preferred stock (“ARPS”) and/or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost; other holders may suffer a partial or complete loss of liquidity. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

4

The fund’s investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See “The fund’s investments, related risks and limitations—Investments in other investment companies.”

Variable amount master demand notes.   The fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

Investing in non-US securities.   The fund’s investments in US dollar denominated securities of non-US issuers may involve risks that are different from investments in US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund’s investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as US issuers. The fund’s investments in securities issued by US finance subsidiaries of non-US banks may involve similar risks to the extent a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulations.

Credit and liquidity enhancements.   The fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

Illiquid securities.   The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the fund’s board. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act of 1933, as amended (“Securities Act”), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell

5

these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in the fund’s portfolio and reports periodically on such decisions to the board.

UBS Global AM also monitors the fund’s overall holdings of illiquid securities. If the fund’s holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund’s holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

Repurchase agreements.   The fund may enter into repurchase agreements. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent,

6

the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

Reverse repurchase agreements.   Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See “The fund’s investments, related risks and limitations—Segregated accounts.”

Counterparties.   The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

Operations risk.   The fund is subject to the risk that it may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

When-issued and delayed delivery securities.   The fund may purchase securities on a “when-issued” basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund’s incurring a loss or missing an opportunity to make an alternative investment.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund’s net asset value. The fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. The fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See “The fund’s investments, related risks and limitations—Segregated accounts.”

Investments in other investment companies.   The fund may invest in securities of other money market funds and certain securities of closed-end funds, subject to limitations imposed by the Investment Company Act. The fund’s investments in certain private investment vehicles are not subject to this restriction. As a shareholder of another investment company, the fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses that the fund would bear in connection with its own operations. The fund may invest in the securities

7

of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund’s liquidity. See also “The fund’s investments, related risks and limitations—Auction rate and remarketed preferred stock.”

Lending of portfolio securities.   The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund’s portfolio securities must maintain acceptable collateral with the fund’s custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. The fund will seek to retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when retaining such rights is considered to be in the fund’s interest.

State Street Bank and Trust Company has been appointed to serve as lending agent and would receive fees for such services.

Segregated accounts.   When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain on the fund’s records or with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Investment limitations of the fund
Fundamental investment limitations.   The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

The fund will not:

(1)	Purchase securities of any one issuer if, as a result, more than 5% of the fund’s total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding

8

voting securities of that issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage-and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

(2)	Purchase any security if, as a result of that purchase, 25% or more of the fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers’ acceptances of domestic branches of US banks.

The following interpretations apply to, but are not a part of, this fundamental restriction: (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry; and (c) taxable municipal securities will not be considered municipal securities for purposes of this industry concentration limitation.

(3)	Issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(4)	Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

The following interpretation applies to, but is not a part of, this fundamental restriction: the fund’s investments in master notes and similar instruments will not be considered to be the making of a loan.

(5)	Engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6)	Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

9

(7)	Purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-fundamental investment limitations. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

The fund will not:

(1)	Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2)	Engage in short sales of securities or maintain a short position, except that the fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3)	Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

(4)	Purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Disclosure of portfolio holdings

Policies and procedures generally.   UBS Global AM and the fund’s board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the fund. UBS Global AM and the fund’s chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of the fund’s investment advisor, sub-advisor, distributor, or any affiliated person of the fund, its investment advisor, sub-advisor or its distributor, on the other. The fund’s disclosure policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the fund’s portfolio holdings will not be made available to anyone outside of UBS Financial Services Inc. and UBS Global AM unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy.

After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS Global AM and the fund’s board determined that the fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

10

UBS Global AM’s procedures require that the UBS Global AM Legal and/or Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of the fund’s portfolio holdings is for a legitimate business purpose and in the best interests of the fund’s shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or the UBS Global AM Legal and/or Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM Legal and/or Compliance Departments will periodically review how the fund’s portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM affiliates and fiduciaries, and broker-dealers to ensure that such use is for legitimate business reasons and in the best interests of the fund’s shareholders.

Board oversight.   The fund’s board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement by the fund’s chief compliance officer of the portfolio holdings disclosure policies and procedures, and the fund’s policies and procedures regarding the misuse of inside information, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings, and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS Global AM and the board reserve the right to amend the fund’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time subject to the approval of the fund’s board.

Complete portfolio holdings—disclosure to service providers subject to confidentiality and trading restrictions.   UBS Global AM, for legitimate business purposes, may disclose the fund’s complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party’s custodian or transfer agent, as necessary in connection with redemptions in kind, and other third parties that provide services (collectively, “Service Providers”) to UBS Global AM and/or the fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information, pursuant to the terms of the service agreement between the Service Provider and the fund or UBS Global AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a fund officer or the General Counsel or an Associate General Counsel within the Legal and Compliance Departments of UBS Global AM.

Complete portfolio holdings—disclosure to UBS Global AM affiliates and certain fiduciaries subject to confidentiality and trading restrictions.   The fund’s complete portfolio holdings may be disclosed between and among the following persons (collectively, “Affiliates and Fiduciaries”), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or by an attorney in the Legal and Compliance Departments of UBS Global AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under UBS Global AM’s code of ethics, the fund’s policies and procedures regarding the prevention of the misuse of inside

11

information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the code of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM or the fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the fund’s current advisor; (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties and (vi) custodians or other third parties as necessary in connection with redemptions in kind of the fund’s shares.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by the UBS Global AM Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed and the risk of harm to the fund and its shareholders and the legitimate business purposes served by such disclosure.

Complete and partial portfolio holdings—arrangements to disclose to service providers and fiduciaries.   As of the date of this SAI, the specific Service Providers and Affiliates and Fiduciaries with whom the fund has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the fund are:

•	State Street Bank and Trust Company, the fund’s custodian and securities lending agent, receives portfolio holdings information daily on a real-time basis.

•	Ernst & Young LLP, the fund’s independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP for semiannual reporting purposes. Ernst & Young LLP also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP.

•	Bloomberg L.P., which provides analytical services, receives portfolio holdings information on a quarterly basis with a 60-day lag. The ratings agencies of Morningstar and Lipper also receive portfolio holdings information on a quarterly basis so that the fund may be included in each rating agency’s industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

•	A limited number of financial printers used by the fund to print and file its annual and semiannual shareholder reports and other regulatory materials. There is at least a three week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the parties.

•	RiskMetrics Group receives portfolio holdings information daily on a real-time basis in connection with proxy voting and class action claims processing services provided to the fund.

Complete and partial portfolio holdings—disclosure to broker-dealers in the normal course of managing fund assets.   An investment advisor, administrator or custodian for the fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day

12

securities transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions or securities transactions without the consent of the fund or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund, or an attorney in the UBS Global AM Legal and Compliance Departments. The fund has not given its consent to any such use or disclosure and no person or agent of UBS Global AM is authorized to give such consent except as approved by the fund’s board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the fund, its shareholders, and the legitimate fund purposes served by such disclosure.

Complete and partial portfolio holdings—disclosure as required by applicable law.   Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings). The UBS Global AM Legal Department must authorize the disclosure of portfolio holdings information when required for a legal or regulatory purpose. The UBS Global AM Legal Department may not be able to prevent or place restrictions on the disclosure of the fund’s portfolio holdings when compelled by law or regulation to provide such information, even if the UBS Global AM Legal Department determines that such disclosure may not be in the best interest of fund shareholders or that a material conflict of interest is present or appears to be present. However, the UBS Global AM Legal Department will attempt to monitor the use of any fund portfolio holdings information disclosed as required by law or regulation.

Disclosure of non-material information.   Policies and procedures regarding non-material information permit UBS Global AM fund officers, UBS Global AM fund portfolio managers, and senior officers of UBS Global AM Finance, UBS Global AM Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM who has been authorized by the UBS Global AM Legal and Compliance Departments representatives (collectively, “Approved Representatives”) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the fund or its portfolio holdings and/or other investment positions (collectively, “commentary and analysis”) or any changes in the portfolio holdings of the fund that occurred after the most recent calendar-quarter end (“recent portfolio changes”) to any person if such information does not constitute material nonpublic information and complies with the portfolio holdings disclosure policies and procedures described above.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the fund. Nonexclusive examples of commentary and analysis about the fund include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

13

“Approved Representatives” include persons employed by or associated with UBS Global AM who have been authorized by the Legal and Compliance Departments of UBS Global AM to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

Prohibitions on disclosure of portfolio holdings.   No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS Global AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising the fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

Prohibitions on receipt of compensation or other consideration.   The portfolio holdings disclosure policies and procedures prohibit the fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

14

Organization of the fund; directors and officers;
principal holders and management ownership of securities

The Corporation was organized on July 2, 1982 as a Maryland corporation and has three operating series. The Corporation has authority to issue 90 billion shares of common stock of par value $0.001 per share, 20 billion of which are designated as shares of the fund. The remaining shares are designated as shares of the two other series of the Corporation.

The Corporation is governed by a board of directors, which oversees the fund’s operations and which is authorized to establish additional series. Each director serves an indefinite term of office. The tables below show, for each director (sometimes referred to as “board member”) and executive officer, his or her name, address and age, the position held with the fund, the length of time served as a director or officer of the fund, the director’s or officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by such director.

Interested Directors

Term of
office† and
	Position(s)	length of		Number of portfolios in
Name, address,	held with	time	Principal occupation(s)	fund complex overseen	Other directorships
and age	fund	served	during past 5 years	by director	held by director

Meyer Feldberg††; 68 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1992	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 27 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

15

Term of
office† and
	Position(s)	length of		Number of portfolios in
Name, address,	held with	time	Principal occupation(s)	fund complex overseen	Other directorships
and age	fund	served	during past 5 years	by director	held by director

Barry M. Mandinach†††; 54 UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, NY 10019	Director	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub- advisor or manager.	None

Independent Directors

Richard Q. Armstrong; 75 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1996 (Director) since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessey) (from 1982 until 1995).	Mr. Armstrong is director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

16

Term of
office† and
	Position(s)	length of		Number of portfolios in
Name, address,	held with	time	Principal occupation(s)	fund complex overseen	Other directorships
and age	fund	served	during past 5 years	by director	held by director

Alan S. Bernikow; 69 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2005	Mr. Bernikow is retired. He was a consultant on non- management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was Deputy Chief Executive Officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Richard R. Burt; 63 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1996	Mr. Burt is a managing director of McLarty Associates (a consulting firm) with which he has been employed since April 2007 and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.

Bernard H. Garil; 70 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of the OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

17

Term of
office† and
	Position(s)	length of		Number of portfolios in
Name, address,	held with	time	Principal occupation(s)	fund complex overseen	Other directorships
and age	fund	served	during past 5 years	by director	held by director

Heather R. Higgins; 50 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).	Ms. Higgins is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

†	Each director holds office for an indefinite term.
††	Professor Feldberg is deemed an “interested person” of the fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the fund may conduct transactions.
†††	Mr. Mandinach is deemed an “interested person” of the fund as defined in the Investment Company Act because of his employment by UBS Global AM—Americas region.

18

Officers

	Position(s)	Term of office†
Name, address,	held with	and length of	Principal occupation(s)
and age	the fund	time served	during past 5 years

Joseph Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM — Americas region. Prior to joining UBS Global AM — Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark E. Carver*; 46	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management — Americas for UBS Global AM — Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM — Americas region (or its affiliates) since 1996. Mr. Carver is president of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

19

	Position(s)	Term of office†
Name, address,	held with	and length of	Principal occupation(s)
and age	the fund	time served	during past 5 years

Thomas Disbrow*; 44	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM — Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM — Americas region. Prior to joining UBS Global AM — Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide (fund services) since October 2000. Mr. Flook is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 52	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM — Americas region (since 2004). He was deputy general counsel of UBS Global AM from July 2001 to July 2004. He has been secretary of UBS Global AM — Americas region since 2004 and assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is secretary of UBS Global AM — Americas region (since 2004). Mr. Kemper is vice president and secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

20

	Position(s)	Term of office†
Name, address,	held with	and length of	Principal occupation(s)
and age	the fund	time served	during past 5 years

Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM — Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM — Americas region (since 2005). Prior to joining UBS Global AM — Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Ms. Lee is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 41	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM — Americas region (since 2007). Prior to joining UBS Global AM — Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

21

	Position(s)	Term of office†
Name, address,	held with	and length of	Principal occupation(s)
and age	the fund	time served	during past 5 years

Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM — Americas region. Prior to joining UBS Global AM — Americas region, he was assistant general counsel at J. P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 44	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM — Americas region (since 2006). Prior to joining UBS Global AM — Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Robert Sabatino**; 36	Vice President	Since 2008	Mr. Sabatino is a managing director (since March 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2008) and portfolio manager of UBS Global AM — Americas region in the short duration fixed income group (since 2001). From 1995 to 2001 he was a portfolio manager at Merrill Lynch Investment Managers responsible for the management of several retail and institutional money market funds. Mr. Sabatino is a vice president of four investment companies (consisting of 19 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

22

	Position(s)	Term of office†
Name, address,	held with	and length of	Principal occupation(s)
and age	the fund	time served	during past 5 years

Eric Sanders*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM — Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM — Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM — Americas region, he was chief administrative officer for the Legg Mason Partners Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

23

	Position(s)	Term of office†
Name, address,	held with	and length of	Principal occupation(s)
and age	the fund	time served	during past 5 years

Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM — Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

†	Officers of the fund are appointed by the directors and serve at the pleasure of the board.
*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

Information about director ownership of fund shares

Aggregate dollar range of equity securities in all
registered investment companies overseen by
director for which UBS Financial Services Inc.,
	Dollar range of equity	UBS Global AM or an affiliate serves as
Director	securities in fund†	investment advisor, sub-advisor or manager†

Interested directors
Meyer Feldberg	None	Over $100,000
Barry M. Mandinach	$1-$10,000††	Over $100,000 ††
Independent directors
Richard Q. Armstrong	None	Over $100,000
Alan S. Bernikow	None	$50,001-$100,000
Richard R. Burt	None	Over $100,000
Bernard H. Garil	None	Over $100,000
Heather R. Higgins	None	Over $100,000

†	Unless otherwise noted, information regarding ownership is as of December 31, 2009.
††	Information regarding ownership is as of July 29, 2010.

Leadership structure and qualifications of board of directors
   The board is responsible for oversight of the fund. The board is currently composed of seven directors, five of whom are not “interested persons” of the fund as that term is defined by the Investment Company Act (“Independent Directors”). One of the remaining two directors is independent of UBS Global AM and its affiliates but is an “interested person” of the fund within the meaning of the Investment Company Act because he is employed by a registered broker dealer that may execute transactions with the fund from time to time. The other director is an “interested person” of the fund within the meaning of the Investment Company Act because of his employment by UBS Global AM — Americas region. The board members have selected an Independent Director to act as chairman of the board. The chairman of the board’s role is to preside at all meetings of the board and generally to act as a liaison with service providers, officers, attorneys and other directors between meetings. The chairman may also perform such other functions as may be delegated by the board from time to time. The board has established an Audit Committee and a Nominating and Corporate Governance

24

Committee to assist the board in the oversight and direction of the business and affairs of the fund, and from time to time may establish ad hoc committees, informal working groups or designate one or more members to review and address the policies and practices of the fund or to liaise with the fund’s Chief Compliance Officer or service providers, including staff of UBS Financial Services Inc. or UBS Global AM, with respect to certain specified matters. The board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the directors may meet in-person or by telephone at special meetings or on an informal basis at other times. Each committee meets as appropriate to conduct the oversight functions delegated to the committee by the board and reports its findings to the board. The board and Audit Committee conduct annual assessments of their oversight function and structure. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The directors have determined that the board’s leadership and committee structure is appropriate because it allows the board to exercise informed and independent judgment over the matters under its purview and to allocate areas of responsibility among committees of Independent Directors and the full board in a manner that enhances the full board’s oversight.

The fund has engaged UBS Financial Services Inc. to serve as investment adviser, and UBS Financial Services Inc. has engaged UBS Global AM as sub-advisor to manage the fund on a day-to-day basis. The board is responsible for overseeing UBS Financial Services Inc., UBS Global AM and other service providers in the operations of the fund in accordance with the Investment Company Act, applicable state and other laws, and the fund’s charter. The board reviews, on an ongoing basis, the fund’s performance, operations and investment strategies and techniques. The board also conducts reviews of the roles of UBS Financial Services Inc. and UBS Global AM in running the operations of the fund.

The board has concluded that, based on each director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other directors, each director should serve as a director. In determining that a particular director is qualified to serve as a director, the board has considered a variety of criteria, none of which, in isolation, was controlling. The board believes that, collectively, the directors have balanced and diverse experience, skills, attributes and qualifications, which allow the board to operate effectively in governing the fund and protecting the interests of shareholders. Among the attributes common to all directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with other board members, UBS Financial Services Inc. or UBS Global AM, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as directors. In addition, the board has taken into account the actual service and commitment of the directors during their tenure in concluding that each should continue to serve. A director’s ability to perform his or her duties effectively may have been attained through a director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a director of the fund, other funds in the fund complex, other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each director that led the board to conclude that he or she should serve as a director.

Mr. Armstrong and Amb. Burt have each served as directors/trustees of funds in the fund complex for well more than a decade, including as members and/or chairs of various board committees. Mr. Armstrong has served as chairman of the board since 2004. Most recently, Mr. Armstrong has been chairman and principal of a management and consulting firm. From 1982 through 1995, Mr. Armstrong had been president or chairman of several international consumer packaged goods companies. He was chairman of the board, chief executive officer and co-owner of Adirondack Beverages (producer and distributor of soft drinks and sparkling/still waters) (October 1993–March 1995). He was a partner of the New England Consulting Group (management consulting firm) (December 1992–September 1993). He was managing director of LVMH U.S.

25

Corporation (US subsidiary of the French luxury goods conglomerate, Louis Vuitton Moët Hennessey Corporation) (1987–1991) and chairman of its wine and spirits subsidiary, Schieffelin & Somerset Company (1987–1991) (responsible for such brands as Canada Dry and Dr. Pepper, among many others). He also served as president of Cluett Peabody & Company (textile/apparel, including such well known brands as Arrow shirts and Gold Toe socks). Amb. Burt has many years experience in advising companies regarding international investment and risk management. Amb. Burt also currently serves, or has served, on the boards of directors of several funds outside of the UBS Global AM fund complex and has served as a director on other corporate boards. Amb. Burt was the chief negotiator in the Strategic Arms Reduction Talks with the former Soviet Union (1989–1991) and the US Ambassador to the Federal Republic of Germany (1985–1989). He had also been a partner of McKinsey & Company (management consulting firm). Mr. Mandinach has extensive experience in the mutual fund industry and a broad understanding of the needs of investors. Throughout his career, Mr. Mandinach has been involved with the marketing of mutual funds and in building relationships with service intermediaries. Mr. Mandinach is currently the Head of UBS Global AM — Americas region’s Institutional & Wholesale Business (US) as well as its Chief Marketing Officer (US). Mr. Mandinach has previously held positions at Drexel Burnham Lambert and at the Zweig Funds. Prof. Feldberg has served as a director/trustee of funds in the fund complex for nearly two decades. Prof. Feldberg has held several prestigious positions at Columbia Business School and the Graduate School of Business at Columbia University, including Dean and Professor of Management. He is also a senior advisor to Morgan Stanley and serves on the boards of several public companies. Mr. Bernikow, Mr. Garil and Ms. Higgins were elected as directors of the fund and the other funds in the fund complex during 2005–2006. Mr. Bernikow, Mr. Garil and Ms. Higgins also serve as members and/or chairs of various board committees. Mr. Bernikow has extensive accounting and finance experience (being a certified public accountant and having served for many years as the Deputy Chief Executive Officer of Deloitte & Touch LLP, one of the four largest independent registered public accounting firms in the US) and currently serves, or has served, on the boards and committees of various public companies and a national bank. Mr. Garil has almost four decades of experience in the fund management business and for much of that time he served as an executive of a fund adviser and as a member of fund boards. Ms. Higgins has experience as a portfolio manager for a major US trust bank and has held senior executive positions and/or directorships at several major charitable organizations.

Additional details about each director’s professional experience is included above in the table in the section captioned “Organization of the fund; directors and officers; principal holders and management ownership of securities.” That table contains information regarding other directorships currently held by board members. In addition, during the five years ended August 30, 2010, the following directors were members of the boards of the following companies/funds: (1) Amb. Burt — director of IGT, Inc. (provides technology to gaming and wagering industry); director of Hollinger International, Inc. (publishing); director of HCL Technologies, Ltd.; director of The Protective Group, Inc. (produces armor products); chairman and director of Weirton Steel Corp.; and director or trustee of funds in the Scudder Mutual Fund Family (the number of funds comprising the Scudder Family varied, but at one point during his service numbered greater than 50); and (2) Prof. Feldberg — director of Select Medical Inc. (healthcare services).

Risk oversight
   The fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the board’s general oversight of the fund’s investment program and operations and is addressed as part of various regular board and committee activities. Day-to-day risk management with respect to the fund is the responsibility of UBS Financial Services Inc. and UBS Global AM or other service providers (depending on the nature of the risk), subject to supervision by UBS Financial Services Inc. or UBS Global AM. Each of UBS Financial Services Inc., UBS Global AM and other service providers have their own independent interest in risk management and their policies and methods of risk management may

26

differ from the fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the board recognizes that it is not possible to identify all of the risks that may affect the fund or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some are simply beyond any control of the fund, UBS Financial Services Inc. or UBS Global AM or their affiliates or other service providers. As part of its regular oversight of the fund, the board, directly or through a committee, reviews reports from, among others, management, the fund’s Chief Compliance Officer, its independent registered public accounting firm, counsel, and internal auditors for UBS Financial Services Inc. or UBS Global AM or their affiliates, as appropriate, regarding risks faced by the fund and the risk oversight programs of UBS Financial Services Inc. and UBS Global AM. The board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the fund’s compliance program and reports to the board regarding compliance matters for the fund and its service providers; the board has designated one of its members to liaise with the Chief Compliance Officer between board meetings to assure that significant compliance issues identified by the Chief Compliance officer will be brought to the attention of the full board in a timely and appropriate manner. The board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees

The Corporation has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are currently the directors who are not “interested persons” of the fund as that term is defined by the Investment Company Act (“Independent Directors”). Alan S. Bernikow is chairman of the Audit Committee. The following Independent Directors are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairman), Heather R. Higgins and Bernard H. Garil. In addition to serving on the Audit Committee, Mr. Bernikow currently serves as a member of the audit committees of at least three other public companies not affiliated with the UBS Global AM funds he oversees. The board has determined that Mr. Bernikow’s simultaneous service on the audit committees of these other public companies does not impair his ability to effectively serve on the Audit Committee.

The Audit Committee is responsible for, among other things, (i) overseeing the scope of the fund’s audit; (ii) overseeing the fund’s accounting and financial reporting, policies and practices, and its internal controls; and (iii) approving and recommending to the board for ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Committee also is responsible for, among other things: obtaining assurance from the fund’s independent registered public accounting firm of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to the fund’s qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the fund’s audit or determining whether the fund’s financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.

The Audit Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the fund’s fiscal year ended June 30, 2010, the Audit Committee held six meetings.

27

The fund’s board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the board; and making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other corporate governance functions as the board may authorize. The Nominating and Corporate Governance Committee met seven times during the fiscal year ended June 30, 2010. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard R. Burt, c/o the Secretary of the Corporation at c/o UBS Global Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606 and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.

Information about Independent Director ownership of securities issued by UBS Financial Services Inc., UBS Global AM or any company controlling, controlled by or under common control with UBS Financial Services Inc. or UBS Global AM

As of December 31, 2009, the Independent Directors and their immediate family members did not own any securities issued by UBS Financial Services Inc., UBS Global AM or any company controlling, controlled by or under common control with UBS Financial Services Inc. or UBS Global AM.

Compensation
   Each Independent Director receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $100,000 and a $15,000 fee for each regular joint board meeting of the boards of those funds (and each in person special joint board meeting of the boards of those funds) actually attended. Independent Directors who participate in previously scheduled in-person joint meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Director receives from the relevant fund, $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where that fund’s board must meet separately from the regularly scheduled joint board meetings. Independent Directors who participate in scheduled telephonic meetings of the board(s) of one or more funds are paid $1,000 for each such meeting actually attended.

The chairman of the board receives annually $50,000; the chairperson of the Audit Committee receives annually $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000; and effective January 1, 2010, a board member who undertakes a special assignment to provide special assistance in coordinating the board’s oversight of compliance or contract renewal matters (currently Heather R. Higgins and Bernard H. Garil, respectively) receives annually an additional $20,000; provided that, if a board member simultaneously holds more than one such position or assignment, he or she is paid only the higher of the fees otherwise payable for these positions or assignments. Independent Directors who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid $2,000 for each meeting of such Committee actually attended, provided that such meeting is not held in conjunction with a regularly scheduled board meeting. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense will be allocated pro rata based on the fund’s relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated equally according to the number of such funds (i.e., expense

28

divided by number of funds). No officer, director or employee of UBS Financial Services Inc., UBS Global AM or any of their affiliates presently receives any compensation from the fund for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

The table below includes certain information relating to the compensation of the current board members and the compensation of those board members from all funds for which UBS Financial Services Inc., UBS Global AM or an affiliate served as an investment advisor, sub-advisor or manager during the periods indicated.

Compensation table†

	Aggregate	Total compensation from
	compensation from	the fund and the
Name of person, position	the Corporation*	fund complex**

Richard Q. Armstrong, Director	$5,397	$248,000
Alan S. Bernikow, Director	5,045	233,000
Richard R. Burt, Director	4,857	226,000
Meyer Feldberg, Director††	0	186,000
Bernard H. Garil, Director	4,384	202,000
Heather R. Higgins, Director	4,337	202,000
Barry M. Mandinach, Director†††	0	0

†	Except as discussed below, only Independent Directors were compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor or manager.
††	Professor Feldberg is an “interested person” of the fund by virtue of his position as senior advisor with Morgan Stanley, and not by reason of affiliation with UBS Global AM. He is compensated (i) by funds for which the management, investment advisory and/or administration contract between the fund and UBS Global AM provides that the fund may bear a portion of the compensation to a director who is not an interested person of the fund by reason of affiliation with UBS Global AM or any of UBS Global AM’s affiliates, and (ii) otherwise by UBS Global AM. The compensation amounts listed above for Professor Feldberg represent only (1) those amounts paid by other funds within the fund complex for which UBS Global AM does not serve as investment advisor, sub-advisor or manager, and (2) funds within the fund complex that have management, investment advisory and/or administration contracts providing that the fund may bear a portion of his compensation.
†††	Mr. Mandinach is an “interested person” of the fund because of his employment by UBS Global AM — Americas region. He is not compensated by the Fund for his services as a board member.
*	Represents fees paid to each director during the fiscal year ended June 30, 2010.
**	Represents fees paid during the calendar year ended December 31, 2009 to each board member by: (a) 17 investment companies in the case of Messrs. Armstrong, Bernikow, Burt, and Garil and Ms. Higgins; and (b) 29 investment companies in the case of Professor Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

Principal holders and management ownership of securities

UBS Financial Services Inc., 1285 Avenue of the Americas, New York, New York 10019-6028, owned of record all of the fund’s shares as of August 24, 2010. None of the persons on whose behalf those shares were held was known by the fund to own beneficially 5% or more of the fund’s shares.

As of August 24, 2010, board members and officers owned in the aggregate less than 1% of the outstanding shares of the fund.

29

Investment advisory, administration and principal underwriting arrangements

Investment advisory and administration arrangements.   UBS Financial Services Inc. acts as the fund’s investment advisor and administrator pursuant to a contract with the Corporation (“Advisory and Administration Contract”). Under the Advisory and Administration Contract, the fund has agreed to pay UBS Financial Services Inc. a fee, computed daily and paid monthly, according to the following schedule:

Average daily net assets	Annual rate

Up to $1.0 billion	0.50%
In excess of $1.0 billion up to $ 1.5 billion	0.44%
Over $1.5 billion	0.36%

UBS Financial Services Inc. has contractually agreed to waive portions of this fee under the Advisory and Administration Contract so that it is reduced to the following:

Average daily net assets	Annual rate

Up to $300 million	0.50%
In excess of $300 million up to $ 750 million	0.44%
Over $750 million	0.36%

This fee waiver shall continue in effect unless it is terminated by a vote of a majority of those directors of the fund who are not parties to the Advisory and Administration Contract or “interested persons” of any such party (as defined in the Investment Company Act), cast in person at a meeting called for the purpose of voting on such termination, and by the fund’s board or by vote of a majority of the outstanding voting securities of the fund.

Services provided by UBS Financial Services Inc. under the Advisory and Administration Contract, some of which may be delegated to UBS Global AM, as discussed below, include the provision of a continuous investment program for the fund and supervision of all matters relating to the operation of the fund. Under the Advisory and Administration Contract, during the fiscal years ended June 30, 2010, 2009 and 2008, UBS Financial Services Inc. earned (or accrued) investment advisory and administrative fees in the amount of $8,018,907 (all of which was waived; in addition, it reimbursed fund expenses of $164,837), $9,056,967 (of which $1,019,999 was waived) and $7,822,238 (of which $1,020,000 was waived), respectively.

Pursuant to a contract with UBS Financial Services Inc. on behalf of the fund (the “Sub-Advisory and Sub-Administration Contract”), UBS Global AM serves as the fund’s sub-advisor and sub-administrator. Under the Sub-Advisory and Sub-Administration Contract, UBS Financial Services Inc. (not the fund) pays UBS Global AM a fee, computed daily and paid monthly, at an annual rate of 0.08% of the fund’s average daily net assets.

For the fiscal years ended June 30, 2010, 2009 and 2008, UBS Financial Services Inc. paid (or accrued) to UBS Global AM fees in the amount of $1,381,979, $1,612,658 and $1,338,275, respectively.

30

Under the terms of the Advisory and Administration Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by UBS Financial Services Inc. General expenses of the Corporation not readily identifiable as belonging to the fund or to the Corporation’s other series are allocated among series by or under the direction of the board of directors in such manner as the board deems fair and equitable. Expenses borne by the fund include the following (or the fund’s share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by UBS Financial Services Inc.; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of fund shares under federal and state securities laws and the maintenance of such registrations and qualifications; (5) fees and salaries payable to the directors and officers who are not interested persons of the Corporation or UBS Financial Services Inc.; (6) all expenses incurred in connection with the directors’ services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Corporation or the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those directors who are not interested persons of the Corporation; (11) charges of custodians, transfer agents and other agents; (12) expenses of setting in type and printing prospectuses and statements of additional information and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders and costs of mailing such materials to existing shareholders; (13) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (14) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (15) 50% of the cost of printing and mailing UBS Financial Services Inc. monthly statements; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to the directors and officers; and (18) costs of mailing, stationery and communications equipment.

The Advisory and Administration Contract and Sub-Advisory and Sub-Administration Contract (collectively, “Contracts”) noted above provide that UBS Financial Services Inc. or UBS Global AM, as the case may be, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Financial Services Inc. or UBS Global AM in the performance of its duties or from its reckless disregard of its duties and obligations thereunder.

The Contracts are terminable by vote of the fund’s board or by the holders of a majority of the outstanding voting securities of the fund at any time without penalty, on 60 days’ written notice to UBS Financial Services Inc. or UBS Global AM as the case may be. The Advisory and Administration Contract is also terminable without penalty by UBS Financial Services Inc. on 60 days’ written notice to the Corporation, and the Sub-Advisory and Sub-Administration Contract is terminable without penalty by UBS Financial Services Inc. or UBS Global AM on 60 days’ written notice to the other party to the agreement. The Contracts terminate automatically upon their assignment, and the Sub-Advisory and Sub-Administration Contract also automatically terminates upon the assignment of the Advisory and Administration Contract.

Transfer agency related services.   UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (“BNY Mellon”), the fund’s transfer agent, and is compensated for these services by BNY Mellon, not the fund.

31

For the year ended June 30, 2010, UBS Financial Services Inc. received from BNY Mellon, not the fund, $1,089,099 of the total transfer agency and related services fees paid by the fund to BNY Mellon.

Securities lending.   During the fiscal years ended June 30, 2010, 2009 and 2008, the fund earned $8,149, $131,267 and $247,419, respectively, for lending its securities. UBS Securities LLC earned $0, $245 and $68,492, respectively, in compensation as the fund’s lending agent during such fiscal years. Effective November 12, 2008, State Street Bank and Trust Company replaced UBS Securities LLC as the fund’s securities lending agent.

Proxy voting policies and procedures.   The fund’s board believes that the voting of proxies on securities held by the fund is an important element of the overall investment process. As such, the board has delegated the responsibility to vote such proxies to UBS Global AM. Following is a summary of UBS Global AM’s proxy voting policy.

You may obtain information about the fund’s proxy voting decisions, without charge, online on the fund’s Web site (http://www.ubs.com/ubsglobalam-proxy) or on the EDGAR database on the SEC’s Web site (http://www.sec.gov) for the most recent 12-month period ending June 30 for which an SEC filing has been made.

UBS Global AM’s proxy voting policy is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

32

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Principal underwriting arrangements.   UBS Global AM (US) acts as the fund’s principal underwriter pursuant to a principal underwriting contract with the fund (“Principal Underwriting Contract”). The Principal Underwriting Contract requires UBS Global AM (US) to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. UBS Global AM (US) may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares. As of the date of this SAI, UBS Global AM (US) has entered into a dealer agreement with UBS Financial Services Inc. UBS Global AM (US) is located at 1285 Avenue of the Americas, New York, New York 10019-6028.

Under a service plan adopted by the Corporation in the manner prescribed by Rule 12b-1 under the Investment Company Act (“Plan”), the fund pays UBS Global AM (US) a service fee, computed daily and paid monthly, for providing certain shareholder services. The Plan authorizes the fund to pay UBS Global AM (US) the service fee at an annual rate of up to 0.15% of its average daily net assets. The fund currently pays service fees to UBS Global AM (US) at the annual rate of 0.125% of average net assets. Any increase from the 0.125% annual rate would require prior approval of the board.

UBS Global AM (US) uses the 12b-1 service fee to pay dealers for shareholder servicing. The fee is also used to offset a dealer’s other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the dealer’s branch office from which its employees provide these services, such as rent, communications equipment, employee salaries and other overhead costs.

During the period they are in effect, the Plan and the Principal Underwriting Contract obligate the fund to pay the 12b-1 service fee to UBS Global AM (US) as compensation for its service activities and not as reimbursement for specific expenses incurred. Thus, even if the expenses of UBS Global AM (US) exceed its 12b-1 service fee, the fund will not be obligated to pay more than the fee, and if the expenses of UBS Global AM (US) are less than the fee, it will retain its full fee and realize a profit. The fund will pay the 12b-1 service fee to UBS Global AM (US) until either the Plan or the Principal Underwriting Contract is terminated or not renewed. In that event, the 12b-1 service expenses of UBS Global AM (US) in excess of 12b-1 service fees received or accrued through the termination date will be the sole responsibility of UBS Global AM (US) and not obligations of the fund.

Among other things, the Plan provides that (1) UBS Global AM (US) will submit to the board at least quarterly, and the directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those directors who are not “interested persons” of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the fund’s outstanding shares and (4) while the Plan remains in effect, the selection and nomination of directors who are not “interested persons” of the Corporation shall be committed to the discretion of the directors who are not “interested persons” of the Corporation.

33

During the fiscal year ended June 30, 2010, the fund paid or accrued to UBS Global AM (US) service fees of $2,159,343. For the same period, UBS Global AM (US) and UBS Financial Services Inc. estimate that they incurred expenses/allocated costs of $3,797,667 in servicing fund shareholders.

“Allocated costs” include various internal costs allocated by UBS Financial Services Inc. to its efforts at providing certain shareholder and account maintenance services as dealer for the fund. These internal costs encompass office rent, salaries and other overhead expenses of various UBS Financial Services Inc. departments and areas of operations.

In approving the continuance of the Plan, the board considered all features of the distribution and shareholder servicing system for the fund, including (1) the view of UBS Global AM (US) that the payment of service fees would result in greater growth of the fund than might otherwise be the case, (2) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund’s assets and shareholder account size and the potential for continued growth, (3) the services provided to the fund and its shareholders by UBS Global AM (US) pursuant to the Principal Underwriting Contract, (4) the expenses and costs of UBS Global AM (US) under the Plan as described above and (5) the fact that the expense to the fund of the Plan could be offset if the Plan is successful by the lower advisory fee rates that are triggered as assets reach higher levels.

The board also considered the benefits that would accrue to UBS Global AM (US) under the Plan in that UBS Global AM (US) would receive service fees, and its affiliates, UBS Financial Services Inc. and UBS Global AM, would receive investment advisory and sub-advisory fees, that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan is successful and the fund attains and maintains increased asset levels.

UBS Global AM (US) may make cash and non-cash payments to affiliated and unaffiliated broker-dealers and other financial intermediaries (collectively, “Financial Intermediaries”) that engage in selling efforts on behalf of the fund, subject to the internal policies and procedures of UBS Global AM (US). The source of such payments may come from 12b-1 fees collected from the fund and/or from UBS Global AM (US)’s own resources (including through transfers from affiliates). Payments made out of UBS Global AM (US)’s own resources are often referred to as “revenue sharing.” Revenue sharing payments generally are based on the value of fund shares sold as a result of such selling efforts although they could take other forms (such as, without limitation, ticket charges or “trail” fees for servicing shareholder accounts). Revenue sharing payments are negotiated by UBS Global AM (US) and may also be based on such other factors as the Financial Intermediary’s ability to attract and retain assets, the quality and quantity of the services provided by the Financial Intermediary, the Financial Intermediary’s relationship with UBS Global AM (US) or the reputation of the Financial Intermediary.

Revenue sharing payments are made by UBS Global AM (US) out of its own resources (and not out of fund assets). The value of a shareholder’s investment in the fund and the return on that investment will be unaffected by these revenue sharing payments. The source of revenue sharing payments may come from transfers from other UBS entities, such as UBS Global AM. UBS Global AM (US) may pay Financial Intermediaries a finder’s fee for a variety of reasons, including (1) where UBS Global AM (US) is paying shareholder servicing fees or making other payments to a separate Financial Intermediary that makes shares available to others, (2) where the assets in an account reach a certain threshold or (3) where a Financial Intermediary provides marketing support or access to sales platforms or personnel.

UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised or sub-advised by UBS Global AM. UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)’s internal policies and procedures governing

34

payments for such seminars. These seminars may take place at UBS Global AM (US)’s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)’s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)’s promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

Portfolio transactions

The fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to UBS Global AM’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

During the fiscal years ended June 30, 2010, 2009 and 2008, the fund paid no brokerage commissions. Therefore, the fund has not allocated any brokerage transactions for research, analysis, advice and similar services.

Investment decisions for the fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and such other account(s) as to amount in a manner deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the

35

security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

As of June 30, 2010, the fund owned securities issued by its regular broker-dealers or entities that may be deemed affiliates of those regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act) as follows:

Issuer	Type of security	Value

Bank of America	Commercial paper	$29,998,133
Barclays Bank PLC	Repurchase agreement	176,000,000
Barclays USFunding Corp.	Commercial paper	10,000,000

Additional purchase information; financial institutions

Additional purchase information.   The fund may, subject to approval by the board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund’s shares at the time the transaction occurs. The fund may accept or reject any such securities in its discretion.

Financial institutions.   The fund may authorize financial institutions and their delegates or agents to accept on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those institutions. The fund will be deemed to have received these purchase and redemption orders when such an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund’s net asset value next computed after receipt of the order by the financial institutions and their delegates or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Valuation of shares

The fund uses its best efforts to maintain its net asset value at $1.00 per share. The fund’s net asset value per share is typically determined by its custodian, State Street Bank and Trust Company (“State Street”), as of noon, Eastern time, on each business day. A “business day” means any day on which State Street’s Boston offices, and the New York City offices of UBS Global AM and UBS Financial Services Inc.’s bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 (the “Rule”) under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of

36

fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

The fund’s board has established procedures (“Procedures”) for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life for its portfolio of 120 days or less, will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality under the Rule and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

In determining the approximate market value of portfolio investments, the fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

Taxes

Qualification as a Regulated Investment Company.   The fund intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Sub-chapter M of the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and any net tax-exempt income and must meet several additional requirements. Among these requirements are the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, net income derived from an interest in a qualified publicly traded partnership and certain other income; (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets nor 10% of the voting securities of such issuer; and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer, in two or more issuers that the fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly traded partnerships.

37

By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the portion of its investment company taxable income and net capital gain that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and any net tax-exempt income for the taxable year. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions as dividends (that would generally be taxed as ordinary income) to the extent of the fund’s current and accumulated earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Taxes on fund distributions.   Distributions of investment company taxable income to shareholders subject to tax are taxable, whether paid in cash or reinvested in fund shares. Distribution of net investment income received by the fund from investments in debt securities and any net realized short-term capital gains distributed by the fund will be taxable to such shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations. Due to its investment strategy, the fund will not typically derive material amounts of net long-term capital gains.

Although current tax law generally provides for a maximum tax rate for individual taxpayers of 15% (currently scheduled to expire after 2010) on certain qualifying dividend income, distributions from funds such as the fund investing primarily in bonds and other debt instruments will not generally qualify for the lower tax rates. Distributions to foreign investors will generally be subject to US withholding tax at a rate of 30% (or a lower rate under an applicable tax treaty).

Backup withholding.   The fund is required to withhold 28% (scheduled to increase to 31% after 2010) of all dividends payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Financial Services Inc, with a correct taxpayer identification number or who are otherwise subject to backup withholding.

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, “UBS Global Asset Management”), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, “UBS”) and other accounts managed by UBS
UBS Global Asset Management is a large asset management firm with approximately $528 billion in assets under management worldwide as of June 30, 2010.(1) UBS Global Asset Management offers a full range of equity, fixed income, cash management, asset allocation and alternative asset class investment management styles with representation in both retail and institutional channels, in the United States and in non-U.S. markets. UBS Global Asset Management has employees in 25 countries and maintains a presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global Asset Management and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the fund, are engaged in businesses and have

(1)	UBS Global Asset Management (Americas) Inc. managed approximately $142 billion as of June 30, 2010.

38

interests other than that of managing the fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the fund. This section sets forth considerations of which investors in the fund should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global Asset Management that could disadvantage the fund. To address these potential conflicts, UBS and UBS Global Asset Management have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the fund from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global Asset Management’s and UBS’ other businesses and interests.

Potential conflicts relating to portfolio decisions and the allocation of investment opportunities UBS’ other activities may have an impact on the fund.   UBS Global Asset Management makes decisions for the fund in accordance with its obligations as sub-advisor to the fund. However, UBS’ other activities may, at the same time, have a negative impact on the fund. As a result of the various activities and interests of UBS, it is likely that the fund will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the fund will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the fund invests. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global Asset Management, might cause UBS Global Asset Management to seek to dispose of, retain or increase interests in investments held by the fund or acquire certain positions on behalf of the fund. UBS will be under no duty to make any such information available to the fund or personnel of UBS Global Asset Management making investment decisions on behalf of the fund and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global Asset Management making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the fund’s investment objective and subject to compliance with applicable law, UBS Global Asset Management may purchase securities for the fund during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global Asset Management may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global Asset Management will be current investors in companies engaged in an offering of securities which UBS Global Asset Management may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global Asset Management’s affiliates acting as a selling shareholder. UBS Global Asset Management may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator, service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global Asset Management may invest fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

39

UBS Global Asset Management may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global Asset Management may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS’ financial and other interests and relationships may incentivize UBS to promote the sale of fund shares.   UBS, its personnel and other financial service providers, have interests in promoting sales of the fund. UBS Global Asset Management may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the fund, subject to UBS Global Asset Management’s internal policies and procedures. The source of such payments may come from the underwriter’s own resources (including through transfers from affiliates). Payments made out of the underwriter’s own resources are often referred to as “revenue sharing.” Please read the section entitled “Investment advisory, administration and principal underwriting arrangements” for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the fund or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the fund or its shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the fund may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the fund may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the fund, or who engage in transactions with or for the fund. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultants’ points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the fund may receive fees from UBS or the fund in connection with the distribution of shares in the fund or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global Asset Management. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS’ membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS’ personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the fund or that may recommend investments in the fund. In addition, UBS,

40

including UBS Global Asset Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS’ personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the fund or other dealings with the fund that create incentives for them to promote the fund or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global Asset Management may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the fund. The additional payments by UBS Global Asset Management may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS Global Asset Management may vary between different Intermediaries. Please read the section entitled “Investment advisory, administration and principal underwriting arrangements” for more information.

Potential conflicts relating to the allocation of investment opportunities among the fund and other UBS accounts.   UBS Global Asset Management manages accounts of certain clients by means of separate accounts (“Separate Accounts”). With respect to the fund, UBS Global Asset Management may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. The fund and the Separate Account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. Neither UBS Global Asset Management nor its affiliates will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the fund invests.

Other potential conflicts relating to the management of the fund by UBS Global Asset Management
Potential restrictions and issues relating to information held by UBS.   From time to time and subject to UBS Global Asset Management’s policies and procedures regarding information barriers, UBS Global Asset Management may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global Asset Management could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the fund any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the fund, UBS Global Asset Management may have access to certain fundamental analysis and proprietary technical models developed by UBS Global Asset Management or its affiliates (including UBS). UBS Global Asset Management will not be under any obligation, however, to effect transactions on behalf of the fund in accordance with such analysis and models. In addition, neither UBS Global Asset Management nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the fund and it is not anticipated that UBS Global Asset Management will have access to such information for the purpose of managing the fund. The proprietary activities or portfolio strategies of UBS Global Asset Management and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global Asset Management, and have adverse effects on the fund.

41

Potential conflicts relating to UBS’ and UBS Global Asset Management’s proprietary activities and activities on behalf of other accounts.   Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the fund. UBS and one or more Client Accounts may buy or sell positions while the fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the fund. For example, an equity fund (but not this money market fund) may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the equity fund and such increase in price would be to the equity fund’s detriment. Conversely, the equity fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the equity fund holds. Conflicts may also arise because portfolio decisions regarding the equity fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by the equity fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global Asset Management may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global Asset Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the fund. To reduce the possibility that the fund will be materially adversely affected by the personal or proprietary trading described above, the fund, UBS and UBS Global Asset Management, have established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the fund’s portfolio transactions.

UBS Global Asset Management’s affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). UBS Global Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which our related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Global Asset Management will execute through an ECN in which a related person has an interest only in situations where we reasonably believe such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Global Asset Management’s affiliates may effect transactions for funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment.   From time to time, directors, officers and employees of UBS and UBS Global Asset Management may receive gifts and/or entertainment from clients, intermediaries, or service providers to the fund, UBS and UBS Global Asset Management, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the fund, UBS and UBS Global Asset Management. To reduce the appearance of impropriety and the possibility that the fund may be materially adversely affected by such gifts and entertainment, UBS and UBS Global Asset Management have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the fund.

42

UBS may in-source or outsource.   Subject to applicable law, UBS, including UBS Global Asset Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates
UBS Global Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS Global Asset Management are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global Asset Management’s personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global Asset Management and its advisory affiliates, UBS Global Asset Management and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS Global Asset Management’s clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global Asset Management’s clients may benefit advisory affiliates and their clients. UBS Global Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS Global Asset Management believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global Asset Management’s overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

Potential regulatory restrictions on investment advisor activity
From time to time, the activities of the fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global Asset Management may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information.

For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the fund wishes to purchase or sell. The larger UBS Global Asset Management’s investment advisory business and UBS’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the fund or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global

43

Asset Management on behalf of the fund to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global Asset Management on behalf of the fund may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global Asset Management, in its sole discretion, deems it appropriate.

UBS Global Asset Management and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the fund and/or that engage in transactions in the same types of securities, currencies and instruments as the fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the fund invests, which could have an adverse impact on the fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the fund. UBS Global Asset Management has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the fund and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the fund.

The results of the fund’s investment activities may differ significantly from the results achieved by UBS Global Asset Management and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global Asset Management and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the fund. Moreover, it is possible that the fund will sustain losses during periods in which UBS Global Asset Management and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global Asset Management and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the fund’s activities may also be restricted because of regulatory restrictions applicable to UBS Global Asset Management and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global Asset Management, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global Asset Management and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the fund. Additionally, the fund or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global Asset Management are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the fund should be aware.

44

UBS Global Asset Management may enter into transactions and invest in securities, instruments and currencies on behalf of the fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the fund, and such party may have no incentive to assure that the fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the fund may enhance the profitability of UBS Global Asset Management and/or UBS. UBS and its affiliates may also create, write or issue derivative instruments for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the fund invests or which may be based on the performance of the fund. The fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global Asset Management or its affiliates where such other clients have interests adverse to those of the fund. At times, these activities may cause UBS Global Asset Management or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the fund. To the extent affiliated transactions are permitted, the fund will deal with UBS Global Asset Management, UBS and its affiliates on an arms-length basis. UBS Global Asset Management or UBS may also have an ownership interest in certain trading or information systems used by the fund. The fund’s use of such trading or information systems may enhance the profitability of UBS Global Asset Management and its affiliates.

It is also possible that, from time to time, UBS Global Asset Management or any of its affiliates may, although they are not required to, purchase and hold shares of the fund. Increasing the fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the fund’s expense ratio. UBS Global Asset Management and its affiliates reserve the right to redeem at any time some or all of the shares of the fund acquired for their own accounts. A large redemption of shares of the fund by UBS Global Asset Management or its affiliates could significantly reduce the asset size of the fund, which might have an adverse effect on the fund’s investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global Asset Management will consider the effect of redemptions on the fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that the fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global Asset Management or UBS has significant debt or equity investments or in which UBS makes a market. The fund also may invest in securities of companies to which UBS Global Asset Management or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the fund and the interests of other UBS Global Asset Management or UBS clients. In making investment decisions for the fund, UBS Global Asset Management is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global Asset Management in the course of these activities. In addition, from time to time, UBS’ activities may limit the fund’s flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global Asset Management may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the fund.

Present and future activities of UBS Global Asset Management and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global Asset Management may buy for the fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the fund. For example, the fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of

45

the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global Asset Management) relating to what actions to be taken may also raise conflicts of interests, and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global Asset Management will make proxy voting decisions as it believes appropriate and in accordance with UBS Global Asset Management’s policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global Asset Management with respect to the fund’s portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global Asset Management’s proxy voting policy is discussed in more detail in the section entitled “Proxy voting policies and procedures.”

As a registered investment adviser under the Investment Advisers Act of 1940, UBS Global Asset Management is required to file a Form ADV with the SEC. Form ADV Part II contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global Asset Management. A copy of Part I of UBS Global Asset Management’s Form ADV is available on the SEC’s Web site (www.adviserinfo.sec.gov). A copy of Part II of UBS Global Asset Management’s Form ADV is available upon request.

Other information

Voting rights.   Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Corporation may elect all its board members. The shares of each series of the Corporation will be voted separately, except when an aggregate vote of all the series is required by law.

The Corporation does not hold annual meetings. There normally will be no meetings of shareholders to elect directors unless fewer than a majority of the directors holding office have been elected by shareholders. The directors are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 25% of the Corporation’s outstanding shares.

Custodian and recordkeeping agent; transfer and dividend agent.   State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, MA 02206-5501, serves as custodian and recordkeeping agent for the fund. BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as the fund’s transfer and dividend disbursing agent.

Prior names.   Prior to June 9, 2003, the Corporation was known as UBS PaineWebber RMA Money Fund Inc., and the fund was known as UBS PaineWebber Retirement Money Fund. Prior to April 16, 2001, the

Corporation was known as PaineWebber RMA Money Fund Inc., and the fund was known as PaineWebber Retirement Money Fund.

Counsel.   The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the fund. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Directors.

46

Independent registered public accounting firm.   Ernst & Young LLP, 5 Times Square, New York, NY 10036, serves as the fund’s independent registered public accounting firm.

Financial statements

The fund’s Annual Report to Shareholders for its fiscal year ended June 30, 2010 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of Ernst & Young LLP appearing therein are incorporated herein by this reference.

47

You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The fund and its principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the fund in any jurisdiction where the fund or its principal underwriter may not lawfully sell those shares.

© 2010 UBS Financial Services Inc.

All rights reserved.